UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2011

Date of reporting period:	October 1, 2010 — September 30, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PAEAX

Putnam Dynamic Asset Allocation Growth Fund*

Annual report
9|30|11

A world of investing.℠
Putnam INVESTMENTS
ASSET ALLOCATION FUNDS
invest in a mix of many different
types of investments to help weather
changing market environments.

Putnam Dynamic
Asset Allocation
Growth Fund

Annual report
9 | 30 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Federal tax information	131

About the Trustees	132

Officers	134

Prospectus supplement	November 30, 2011

Putnam Asset Allocation: Growth Portfolio
Summary Prospectus dated January 30, 2011

Effective November 30, 2011, the name of the fund will change to Putnam Dynamic Asset Allocation Growth Fund and the section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Jeffrey Knight, James Fetch, Robert Kea, Joshua Kutin, Robert Schoen and Jason Vaillancourt.

Mr. Kutin joined the portfolio team for the fund in November 2011 and is a Portfolio Manager.

271145	11/11

Message from the Trustees

Dear Fellow Shareholder:

Markets have reflected a heightened state of investor anxiety in recent weeks and months. The deepening European sovereign debt crisis, the potential for an economic slowdown in the United States, and the deceleration of growth by economic powerhouse China have all diminished investors’ appetite for risk.

While volatility may linger for some time, it is important to note that Putnam’s active portfolio managers continue to pursue investment opportunities around the world. In fact, during times when emotion drives market movements, nimble investors have historically had the best opportunities to take advantage of market inefficiencies.

We believe that in volatile markets, it is important to consult your financial advisor to help determine whether your portfolio reflects an appropriate degree of diversification. We also note that Putnam continues to bolster its lineup of funds that seek to limit volatility or guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

An actively managed, globally diversified portfolio pursuing growth

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund’s target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The mix of holdings is rebalanced regularly as the fund managers take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential. The managers believe that spreading fund holdings across a variety of asset classes can help to smooth the ups and downs of the market.

Combining insights gained from proprietary research with expertise in the tools and concepts of diversification, Putnam’s asset allocation specialists create the fund’s investment strategies. These strategies integrate the global perspective of experienced portfolio managers, flexible weightings of asset classes in accordance with their perceived attractiveness, and individual security analysis to add value within each asset class.

The managers also draw on the resources of Putnam’s global research group, which covers securities worldwide; on the recommendations of Putnam’s investment-style teams, which are based on in-depth analysis of specific market segments; and on input from the firm’s market strategists.

Consider these risks before investing: Our allocation of assets between stocks and bonds may hurt performance. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Jeffrey L. Knight, CFA

Jeff, can you bring us up to date on global markets?

The fiscal year began amid rising optimism but ended in great pessimism about the global economy and European sovereign debt risk. Early on, when the economic recovery appeared likely to continue, we were keeping a careful eye on the risks to growth, especially the unpredictable course of the European sovereign debt crisis. Unfortunately, conditions deteriorated. By the end of the period, recession seemed as likely as continued recovery.

In terms of asset classes, global equity markets generally peaked during April and have declined amid higher volatility since then. Bond markets generally delivered positive results for the year, but there was a great disparity between the first half of the year, when credit sectors, including high-yield corporate bonds, outperformed high-quality bonds, and the second half of the year, when this trend reversed.

One surprising bright spot was the United States. In fact, our central view is that the U.S. economy is still likely to avoid recession, but growth may remain weak rather than accelerate. We recently saw relative outperformance by U.S. stocks and bonds, as well as the U.S. dollar. The S&P 500 Index posted a modest gain for the fiscal year, but most international markets, including emerging markets, fell.

How did economic optimism evaporate over the period?

Early in the period, the labor market was improving, with new job creation averaging about 150,000 for several months in a row, but then tapered off. The Fed, which had launched its second Treasury purchase program this past November, concluded it at the end of June. The negotiations over the federal debt

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

ceiling sapped confidence. It was immediately followed by Standard & Poor’s decision to downgrade the U.S. credit rating on long-term debt, which caused a severe market reaction in August and September.

All along the way, we saw continuing problems in Europe. In several nations, including Greece, Ireland, and Portugal, it appeared government debt levels were becoming unsustainable, and this caused worries for banks that owned significant amounts of government bonds. Policy makers developed stopgap measures but failed to put forward a convincing, comprehensive plan. There remains the possibility that a nation might default and that financial institutions will be compelled to realize losses on bad debt.

In this environment, were you able to find opportunities?

Yes, the fundamental philosophy of this fund is to provide consistent diversification as we actively seek out opportunities in over 10 asset classes. We adjust the mix on a dynamic basis to pursue opportunities and to moderate risk. Short-term risks are a consideration, but we also have medium- and long-term time horizons that help us identify opportunities that short-term thinking might ignore. For the year as a whole, a lot of the best opportunities, we felt, were in fixed-income sectors and in the U.S. stock market.

What were the major influences on fund performance?

The fund has a large strategic weighting in international equities, and this was detrimental to results during the period. This was a significant factor, causing the fund’s class A shares at net asset value to return –4.52%, which underperformed the primary benchmark index, which tracks U.S. stocks. As Europe’s debt crisis worsened, it had a negative impact not only on European stocks, but also on the global economic outlook. In fact, emerging markets fell even harder than markets in Europe during the summer of 2011. Although our security selection in equities had been generally helpful to performance over the course of the year, it was not enough to overcome the negative impact of international equities.

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

Can you give some examples of your allocation decisions?

During the last few months of the fiscal year, we moved to an underweight position in large-cap equities and an overweight position in fixed-income securities, which helped the fund’s relative results. Also, over the course of the year we gradually shifted from an overweight position in small-cap U.S. equities, which were benefiting from the rising optimism about the recovery, to an underweight position. Smaller companies tend to be less able to diversify their business revenues in the face of a slowing economy.

Highlighting the fund’s diversification, positions in commodities performed well early in the period, as economic growth expectations kept prices high for a range of basic materials. Our thematic equity strategies also added to performance. These strategies seek to benefit from specific economic or market trends we have identified. We anticipated demand in the areas of rare-earth minerals, aquaculture, and nanotechnology, and invested in companies that stood to benefit from these trends. However, we shifted out of these positions in the later months of the fiscal period.

How did fixed-income securities influence performance?

Within fixed-income holdings, security selection detracted from results over the last few months of the period. Treasuries outperformed the majority of the fund’s bond holdings. We had positions in high-yield securities that were hit hard when the market became concerned about rising default risk given the growing probability of recession. Non-agency mortgage-backed securities also lost value as the market turned sour on credit risk. Earlier in the fiscal period, security selection among fixed-income securities had generally helped performance.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/11. Short-term holdings and derivatives are excluded. Holdings will vary over time.

What impact did foreign currency exposures have on your results?

We generally hedge a portion of our foreign currency exposure with forward currency contracts. By way of background, a forward currency contract-holder is obligated to buy or sell the underlying currency at a specified price, at a specified quantity, and on a specified future date.

We had some benefits from currency hedging early in the year. However, a short position in the Japanese yen during March had an adverse impact when the yen strengthened in the aftermath of Japan’s earthquake and tsunami. In the past several months, some of our hedging efforts have been more helpful as the dollar has strengthened. However, the euro remained surprisingly resilient despite Europe’s problems until the final few weeks of the period. In this case, the fund’s hedging strategy did not help results.

What role do derivatives play in the portfolio?

We use a variety of derivatives to establish exposures in the fund. I have already described that we use forward currency contracts as part of our currency hedging efforts. In addition, we purchase and write options to hedge pricing risk and prepayment risk, generate income, and enhance returns. We use futures contracts to allow some of the fund’s cash to become exposed to equity markets. This gives us flexibility to manage exposure to market risk. With total return swaps, we manage or hedge exposures to countries and sectors, and we employ interest-rate swaps to hedge interest-rate and prepayment risk. Credit default swaps enable us to hedge credit and market risk or to gain exposure to specific securities or groups of securities.

What is your outlook for the global markets and for the fund?

Although it has been another challenging year for investors’ nerves, we take a long-term perspective with our strategy. The fund’s results over longer periods — three, five, and ten years — have been competitive with our primary benchmark, and provide a better indication of the merits of our strategy, we believe.

This chart shows how the fund’s top investment strategy weightings have changed over the past six months. Weightings are shown as a percentage of net assets and may not reflect the underlying security-specific sector risks within the fund. Holdings will vary over time.

This fund invests in both the stock and bond markets. Over the past 10 years, equity risk has not offered much reward, but bonds have provided strong results. We think that as we move into the next year, the premium offered by equities may be more attractive than the opportunities in bonds. The fund will remain diversified, of course, and we will continue to manage the allocations dynamically, with the goal of adding to performance through active management.

Jeff, thanks for taking the time to comment on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

Your fund’s name change to Putnam Dynamic Asset Allocation Growth Fund, effective November 30, 2011, is intended to highlight the fund’s active management approach. The fund’s investment policy and strategy remain the same.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

IN THE NEWS

U.S. corporations are holding more cash on their books than at any time in nearly 50 years. At the end of June, non-financial companies held more than $2 trillion in cash and other liquid assets, according to the Federal Reserve (the Fed). This marks an increase of more than $88 billion since the end of March. Cash accounted for 7.1% of all company assets, according to the Fed, the highest level since 1963. The Fed’s analysis does not include the substantial amount of cash that U.S. companies hold overseas. While critics are putting pressure on companies to use the cash to invest or create more jobs, others say the sizeable cash holdings could provide an important buffer for U.S. companies if European bank woes should spark a global financial crisis.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/14/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.10%	5.74%	5.32%	5.32%	5.28%	5.28%	5.57%	5.35%	5.82%	6.36%

10 years	55.34	46.34	44.19	44.19	44.20	44.20	47.74	42.55	51.00	59.12
Annual average	4.50	3.88	3.73	3.73	3.73	3.73	3.98	3.61	4.21	4.75

5 years	–5.59	–11.00	–9.03	–10.66	–9.08	–9.08	–7.99	–11.18	–7.07	–4.54
Annual average	–1.14	–2.30	–1.88	–2.23	–1.89	–1.89	–1.65	–2.34	–1.46	–0.92

3 years	8.41	2.18	6.08	3.20	6.01	6.01	6.74	3.02	7.37	9.01
Annual average	2.73	0.72	1.99	1.06	1.96	1.96	2.20	1.00	2.40	2.92

1 year	–4.52	–10.04	–5.27	–9.88	–5.22	–6.13	–5.07	–8.41	–4.79	–4.33

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 9/30/11

			Lipper Mixed-Asset Target
		Putnam Growth	Allocation Growth Funds
	Russell 3000 Index	Blended Benchmark	category average*

Annual average (life of fund)	7.14%	—†	6.26%

10 years	40.80	66.79%	45.95
Annual average	3.48	5.25	3.78

5 years	–4.52	4.41	2.18
Annual average	–0.92	0.87	0.38

3 years	4.41	10.32	8.93
Annual average	1.45	3.33	2.86

1 year	0.55	–0.80	–1.43

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/11, there were 560, 514, 427, 218, and 68 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which postdates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,419 and $14,420, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,255. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,100 and $15,912, respectively.

Fund price and distribution information For the 12-month period ended 9/30/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.450		$0.353	$0.363	$0.390		$0.425	$0.480

Capital gains	—		—	—	—		—	—

Total	$0.450		$0.353	$0.363	$0.390		$0.425	$0.480

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/10	$11.72	$12.44	$11.52	$11.29	$11.52	$11.94	$11.53	$11.82

9/30/11	10.79	11.45	10.60	10.38	10.59	10.97	10.60	10.88

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/10	1.21%	1.96%	1.96%	1.71%	1.46%	0.96%

Annualized expense ratio for the six-month period
ended 9/30/11*	1.13%	1.88%	1.88%	1.63%	1.38%	0.88%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2011, to September 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.20	$8.64	$8.64	$7.49	$6.34	$4.05

Ending value (after expenses)	$835.80	$832.70	$832.40	$833.20	$834.00	$836.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2011, use the following calculation method. To find the value of your investment on April 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.72	$9.50	$9.50	$8.24	$6.98	$4.46

Ending value (after expenses)	$1,019.40	$1,015.64	$1,015.64	$1,016.90	$1,018.15	$1,020.66

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays Capital U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI EMF Index (ND).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2011. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds,

including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31,

2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time. The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam

Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 558, 501 and 412 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2011, Putnam employees had approximately $298,000,000 and the Trustees had approximately $65,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds Trust and
Shareholders of Putnam Asset Allocation: Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Asset Allocation: Growth Portfolio (the “fund”) at September 30, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2011 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2011

The fund’s portfolio 9/30/11

COMMON STOCKS (51.5%)*	Shares	Value

Basic materials (3.3%)
Agrium, Inc. (Canada)	898	$59,861

Albemarle Corp.	37,100	1,498,840

Andersons, Inc. (The)	17,485	588,545

Archer Daniels-Midland Co.	2,476	61,430

Arkema (France)	4,182	243,273

BASF SE (Germany)	24,844	1,509,943

BBMG Corp. (China)	966,500	714,522

BHP Billiton, Ltd. (Australia)	51,292	1,708,492

Black Earth Farming, Ltd. SDR (Sweden) †	4,410	11,070

Boise, Inc.	53,395	276,052

Cambrex Corp. †	31,696	159,748

Carillion PLC (United Kingdom)	91,827	474,646

CF Industries Holdings, Inc.	521	64,286

China Agri-Industries Holdings, Ltd. (China)	37,000	22,724

China BlueChemical, Ltd. (China)	40,000	30,578

China National Building Material Co., Ltd. (China)	428,000	361,758

China National Materials Co., Ltd. (China)	1,205,000	421,282

China Shanshui Cement Group, Ltd. (China)	661,000	435,315

Compagnie de Saint-Gobain (France)	4,658	178,210

Cresud S.A.C.I.F. y A. ADR (Argentina)	1,797	19,444

Cytec Industries, Inc.	25,700	903,098

Domtar Corp. (Canada)	11,100	756,687

First Quantum Minerals, Ltd. (Canada)	7,000	93,534

Fletcher Building, Ltd. (New Zealand)	97,675	568,270

Formosa Chemicals & Fibre Corp. (Taiwan)	92,000	237,075

Fortescue Metals Group, Ltd. (Australia)	61,511	255,638

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	116,946	3,561,006

Georgia Gulf Corp. †	6,276	86,797

Gold Fields, Ltd. (South Africa)	27,380	421,246

Gold Resource Corp. S	8,793	146,403

Golden Agri-Resources, Ltd. (Singapore)	86,000	39,535

GrainCorp, Ltd. (Australia)	5,214	35,941

Incitec Pivot, Ltd. (Australia)	14,968	46,521

Innophos Holdings, Inc.	14,885	593,465

Innospec, Inc. †	7,789	188,572

International Flavors & Fragrances, Inc.	33,000	1,855,260

Intrepid Potash, Inc. †	1,289	32,057

JSR Corp. (Japan)	21,000	361,189

K&S AG (Germany)	4,558	240,054

KapStone Paper and Packaging Corp. †	28,833	400,490

Koninklijke DSM NV (Netherlands)	17,630	767,775

Koppers Holdings, Inc.	9,931	254,333

KWS Saat AG (Germany)	96	17,851

L.B. Foster Co. Class A	4,705	104,592

Lanxess AG (Germany)	4,825	232,326

COMMON STOCKS (51.5%)* cont.	Shares	Value

Basic materials cont.
Layne Christensen Co. †	12,974	$299,699

LyondellBasell Industries NV Class A (Netherlands)	4,011	97,989

MeadWestvaco Corp.	68,965	1,693,780

Minerals Technologies, Inc.	4,049	199,494

Monsanto Co.	38,129	2,289,265

Mosaic Co. (The)	958	46,913

NewMarket Corp.	1,699	258,027

Nitto Denko Corp. (Japan)	47,600	1,876,209

Nufarm, Ltd. (Australia) †	7,463	30,407

OCI Co., Ltd. (South Korea)	1,708	290,999

OM Group, Inc. †	19,180	498,105

Petronas Chemicals Group Bhd (Malaysia)	84,700	146,118

PolyOne Corp.	29,475	315,677

Potash Corp. of Saskatchewan, Inc. (Canada)	4,300	187,404

Potash Corp. of Saskatchewan, Inc. (Canada)	2,663	115,095

PPG Industries, Inc.	40,300	2,847,598

PT Astra Agro Lestari Tbk (Indonesia)	12,500	27,043

Rare Element Resources, Ltd. (Canada) † S	23,216	117,937

Rio Tinto PLC (United Kingdom)	44,675	1,976,673

Rio Tinto, Ltd. (Australia)	49,552	2,908,495

Sealed Air Corp.	41,400	691,380

Siam Cement PCL NVDR (Thailand)	67,400	559,260

Sinofert Holdings, Ltd. (China)	64,000	16,327

SLC Agricola SA (Brazil)	1,985	16,490

Sociedad Quimica y Minera de Chile SA ADR (Chile)	1,545	73,866

Sterlite Industries (India), Ltd. (India)	110,228	249,927

Sterlite Industries (India), Ltd. ADR (India) S	33,060	304,483

Syngenta AG (Switzerland) †	9,500	2,463,782

Taiwan Fertilizer Co., Ltd. (Taiwan)	14,000	33,899

Uralkali (Russia) †	62,088	424,507

Uralkali (Russia)	36,955	255,426

Vale Fertilizantes SA (Preference) (Brazil)	4,617	59,604

Vale SA ADR (Brazil)	47,536	1,083,821

Vale SA ADR (Preference) (Brazil)	41,185	864,885

Vallourec SA (France)	1,292	74,177

Vilmorin & Cie (France)	217	21,229

Viterra, Inc. (Canada)	4,347	42,929

voestalpine AG (Austria)	29,367	852,603

W.R. Grace & Co. †	26,075	868,298

Weyerhaeuser Co. R	60,800	945,440

Wilmar International, Ltd. (Singapore)	14,000	55,587

Xstrata PLC (United Kingdom)	31,985	401,871

Yara International ASA (Norway)	1,446	55,354

Zijin Mining Group Co., Ltd. (China)	558,000	158,262

		47,836,068

COMMON STOCKS (51.5%)* cont.	Shares	Value

Capital goods (3.5%)
ABB, Ltd. (Switzerland) †	128,852	$2,202,927

AGCO Corp. †	2,172	75,086

Aisin Seiki Co., Ltd. (Japan)	29,400	977,326

American Axle & Manufacturing Holdings, Inc. †	13,002	99,205

Applied Industrial Technologies, Inc.	17,299	469,841

Autoliv, Inc. (Sweden)	19,300	936,050

AZZ, Inc.	3,284	127,321

BHI Co., Ltd. (South Korea)	16,024	213,934

Canon, Inc. (Japan)	36,350	1,646,600

Cascade Corp.	8,613	287,588

Changsha Zoomlion Heavy Industry Science and Technology
Development Co., Ltd. (China)	71,400	78,487

Chart Industries, Inc. †	12,037	507,600

Chongqing Machinery & Electric Co., Ltd. (China)	840,000	118,405

CNH Global NV (Netherlands) †	1,651	43,322

Daelim Industrial Co., Ltd. (South Korea)	5,613	449,158

Deere & Co.	1,306	84,328

Douglas Dynamics, Inc.	11,576	147,941

Dover Corp.	67,937	3,165,864

Ducommun, Inc.	3,105	46,513

Duoyuan Global Water, Inc. ADR (China) † F S	13,215	51,274

DXP Enterprises, Inc. †	10,301	193,968

Embraer SA ADR (Brazil)	20,445	518,690

Emerson Electric Co.	87,725	3,623,920

ESCO Technologies, Inc.	6,285	160,268

Esterline Technologies Corp. †	3,684	190,979

European Aeronautic Defense and Space Co. NV (France)	38,151	1,072,145

Exide Technologies †	22,324	89,296

Faurecia (France)	4,165	88,987

Franklin Electric Co., Inc.	6,920	251,058

Generac Holdings, Inc. †	5,176	97,361

Harbin Power Equipment Co., Ltd. (China)	364,000	296,795

Hitachi, Ltd. (Japan)	511,000	2,543,059

Honeywell International, Inc.	99,200	4,355,872

Hyundai Mobis (South Korea)	2,833	804,581

Invensys PLC (United Kingdom)	75,660	263,425

Kadant, Inc. †	5,335	94,750

KEPCO Engineering & Construction Co., Inc. (South Korea)	6,963	284,765

KEPCO Plant Service & Engineering Co., Ltd. (South Korea)	11,360	279,287

Lindsay Corp.	2,508	134,930

LMI Aerospace, Inc. †	7,783	132,778

Lockheed Martin Corp.	49,653	3,606,794

Lonking Holdings, Ltd. (China)	1,100,000	347,833

LSB Industries, Inc. †	9,558	274,028

Meritor, Inc. †	8,001	56,487

Metso Corp. OYJ (Finland)	8,681	253,367

COMMON STOCKS (51.5%)* cont.	Shares	Value

Capital goods cont.
Mitsubishi Electric Corp. (Japan)	306,000	$2,711,643

MTU Aero Engines Holding AG (Germany)	3,099	194,616

NACCO Industries, Inc. Class A	1,255	79,567

National Presto Industries, Inc.	1,701	147,834

Newport Corp. †	7,323	79,162

Parker Hannifin Corp.	51,800	3,270,134

Polypore International, Inc. †	7,965	450,182

Powell Industries, Inc. †	6,180	191,395

Raytheon Co.	77,363	3,161,826

Regal-Beloit Corp.	33,000	1,497,540

Rheinmetall AG (Germany)	3,275	153,852

Schneider Electric SA (France)	6,209	334,845

SembCorp Industries, Ltd. (Singapore)	267,000	689,646

Singapore Technologies Engineering, Ltd. (Singapore)	108,000	229,150

SKF AB Class B (Sweden)	83,323	1,576,569

Societe BIC SA (France)	9,456	805,927

Standard Motor Products, Inc.	15,159	196,612

Tetra Tech, Inc. †	13,948	261,386

Thomas & Betts Corp. †	10,518	419,773

TriMas Corp. †	24,738	367,359

United Technologies Corp.	10,346	727,945

Valmont Industries, Inc.	7,104	553,686

Vinci SA (France)	5,959	256,307

Zebra Technologies Corp. Class A †	6,925	214,260

		50,315,409
Communication services (2.9%)
ADTRAN, Inc.	13,573	359,142

Allot Communications, Ltd. (Israel) †	8,399	81,890

American Tower Corp. Class A †	40,700	2,189,660

Aruba Networks, Inc. †	7,313	152,915

AT&T, Inc.	129,906	3,704,919

BCE, Inc. (Canada)	6,482	243,944

Bharti Airtel, Ltd. (India) †	48,277	366,852

British Sky Broadcasting Group PLC (United Kingdom)	11,291	116,133

BroadSoft, Inc. †	4,471	135,695

BT Group PLC (United Kingdom)	844,454	2,267,800

China Mobile, Ltd. (China)	20,500	199,988

Cincinnati Bell, Inc. †	167,900	518,811

Deutsche Telekom AG (Germany)	56,913	670,607

DIRECTV Class A †	96,763	4,088,237

EchoStar Corp. Class A †	47,111	1,065,180

Empresa Nacional de Telecomunicaciones SA (ENTEL) (Chile)	21,130	406,539

France Telecom SA (France)	65,369	1,073,706

GeoEye, Inc. †	6,206	175,940

HSN, Inc. †	5,317	176,152

IAC/InterActiveCorp. †	104,200	4,121,110

InterDigital, Inc.	2,517	117,242

COMMON STOCKS (51.5%)* cont.	Shares	Value

Communication services cont.
Iridium Communications, Inc. † S	44,537	$276,129

Kabel Deutschland Holding AG (Germany) †	9,329	503,722

Loral Space & Communications, Inc. †	5,130	257,013

MetroPCS Communications, Inc. †	38,400	334,464

NeuStar, Inc. Class A †	12,120	304,697

NII Holdings, Inc. †	91,164	2,456,870

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	56,100	2,697,780

NTELOS Holdings Corp.	14,325	253,982

NTT DoCoMo, Inc. (Japan)	527	961,229

Premiere Global Services, Inc. †	20,398	130,955

Qualcomm, Inc.	21,994	1,069,568

Tele2 AB Class B (Sweden)	32,977	605,416

Telecity Group PLC (United Kingdom) †	14,000	121,037

Telecom Corp. of New Zealand, Ltd. (New Zealand)	717,212	1,420,116

Telenet Group Holding NV (Belgium) †	7,865	288,639

USA Mobility, Inc.	14,757	194,792

Verizon Communications, Inc.	168,285	6,192,888

Virgin Media, Inc. (United Kingdom)	7,800	189,930

Vodafone Group PLC (United Kingdom)	284,450	735,891

		41,227,580
Conglomerates (0.7%)
3M Co.	6,746	484,295

General Electric Co.	296,413	4,517,334

Marubeni Corp. (Japan)	45,000	251,795

Mitsui & Co., Ltd. (Japan)	58,000	839,984

Siemens AG (Germany)	16,582	1,500,571

SPX Corp.	36,531	1,655,220

		9,249,199
Consumer cyclicals (6.5%)
99 Cents Only Stores †	12,308	226,713

Advance America Cash Advance Centers, Inc.	14,785	108,818

Advance Auto Parts, Inc.	33,200	1,928,920

Aeropostale, Inc. †	3,665	39,619

Alliance Data Systems Corp. † S	3,813	353,465

AMERCO †	1,100	68,695

ANN, Inc. †	16,102	367,770

Apollo Tyres, Ltd. (India)	516,048	577,583

Arbitron, Inc.	4,087	135,198

Asahi Diamond Industrial Co., Ltd. (Japan)	18,200	253,068

Ascena Retail Group, Inc. †	10,787	292,004

Audiovox Corp. Class A †	47,126	258,722

Bayerische Motoren Werke (BMW) AG (Germany)	6,048	401,416

Big Lots, Inc. †	13,752	478,982

BR Malls Participacoes SA (Brazil)	120,661	1,230,405

Brunswick Corp.	15,863	222,717

Bunzl PLC (United Kingdom)	46,930	558,424

Burberry Group PLC (United Kingdom)	91,248	1,654,744

COMMON STOCKS (51.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Cash America International, Inc.	4,995	$255,544

Cato Corp. (The) Class A	5,032	113,522

Christian Dior SA (France)	6,023	674,930

CJ O Shopping Co., Ltd. (South Korea)	1,423	315,196

Coach, Inc.	44,282	2,295,136

Compass Group PLC (United Kingdom)	84,046	680,878

Conn’s, Inc. † S	26,258	188,532

Ctrip.com Int’l, Ltd. ADR (China) †	5,100	164,016

Daimler AG (Registered Shares) (Germany)	17,108	759,060

Deluxe Corp.	17,609	327,527

DG FastChannel, Inc. †	8,448	143,194

Dillards, Inc. Class A	5,200	226,096

Dongfeng Motor Group Co., Ltd. (China)	50,000	66,286

DSW, Inc. Class A	16,120	744,422

Dun & Bradstreet Corp. (The)	33,300	2,039,958

Elders, Ltd. (Australia) †	44,692	12,362

Expedia, Inc.	77,200	1,987,900

Express, Inc.	8,373	169,888

EZCORP, Inc. Class A †	21,951	626,482

FelCor Lodging Trust, Inc. † R	48,638	113,327

Fiat Industrial SpA (Italy) †	16,078	120,085

Fiat SpA (Italy)	77,147	417,644

Finish Line, Inc. (The) Class A	23,538	470,525

First Cash Financial Services, Inc. †	1,886	79,118

Foot Locker, Inc.	98,600	1,980,874

GameStop Corp. Class A † S	91,739	2,119,171

Genesco, Inc. †	5,550	285,992

Genting Bhd (Malaysia)	248,000	701,937

Global Payments, Inc.	10,855	438,433

GNC Holdings, Inc. Class A †	26,390	530,967

GOME Electrical Appliances Holdings, Ltd. (China)	382,000	86,965

Gordmans Stores, Inc. †	4,563	54,619

Harman International Industries, Inc.	35,800	1,023,164

Healthcare Services Group, Inc.	17,018	274,671

Helen of Troy, Ltd. (Bermuda) †	3,586	90,080

Hillenbrand, Inc.	18,919	348,110

Home Inns & Hotels Management, Inc. ADR (China) †	18,600	479,322

Hyundai Department Store Co., Ltd. (South Korea)	2,167	298,257

Iconix Brand Group, Inc. †	10,936	172,789

Indofood Agri Resources, Ltd. (Singapore) †	7,000	6,498

Industria de Diseno Textil (Inditex) SA (Spain)	12,495	1,071,841

Interpublic Group of Companies, Inc. (The)	198,100	1,426,320

Intersections, Inc.	7,516	96,581

JB Hi-Fi, Ltd. (Australia) S	6,278	91,160

Jos. A. Bank Clothiers, Inc. †	5,161	240,657

Kia Motors Corp. (South Korea)	9,460	565,453

COMMON STOCKS (51.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Kimberly-Clark Corp.	64,400	$4,573,044

Kingfisher PLC (United Kingdom)	246,915	948,197

Knology, Inc. †	39,675	514,982

La-Z-Boy, Inc. †	29,338	217,395

Leapfrog Enterprises, Inc. †	56,130	189,158

Lewis Group, Ltd. (South Africa)	32,665	282,480

LG Corp. (South Korea)	2,625	130,853

Limited Brands, Inc.	86,300	3,323,413

LS Corp. (South Korea)	1,840	111,233

M6-Metropole Television (France)	23,310	379,730

Maidenform Brands, Inc. †	12,889	301,731

MasTec, Inc. †	16,447	289,632

Media Nusantara Citra Tbk PT (Indonesia)	623,000	71,357

Men’s Wearhouse, Inc. (The)	6,686	174,371

Moody’s Corp.	27,038	823,307

National CineMedia, Inc.	19,956	289,562

News Corp. Class A	80,490	1,245,180

Next PLC (United Kingdom)	68,369	2,681,027

Nissan Motor Co., Ltd. (Japan)	128,200	1,133,597

Nu Skin Enterprises, Inc. Class A	7,286	295,229

Omnicom Group, Inc.	77,600	2,858,784

OPAP SA (Greece)	48,287	490,756

PCD Stores Group, Ltd. (China)	1,968,000	239,741

Perry Ellis International, Inc. †	15,204	285,835

Peugeot SA (France)	58,587	1,248,608

Porsche Automobil Holding SE (Preference) (Germany)	8,757	419,904

PPR SA (France)	2,303	297,588

PVH Corp.	3,067	178,622

R. R. Donnelley & Sons Co.	77,900	1,099,948

Randstad Holding NV (Netherlands)	6,061	193,670

Rent-A-Center, Inc.	6,074	166,731

Select Comfort Corp. †	14,344	200,386

Signet Jewelers, Ltd. (Bermuda) †	5,272	178,194

Sinclair Broadcast Group, Inc. Class A	46,789	335,477

Sonic Automotive, Inc. Class A	63,090	680,741

Sony Corp. (Japan)	85,600	1,643,734

Sotheby’s Holdings, Inc. Class A	4,043	111,466

Steven Madden, Ltd. †	21,777	655,488

Suzuki Motor Corp. (Japan)	56,900	1,252,396

Swire Pacific, Ltd. (Hong Kong)	156,500	1,607,487

Time Warner, Inc.	122,967	3,685,321

TJX Cos., Inc. (The)	73,200	4,060,404

TNS, Inc. †	17,856	335,693

Town Sports International Holdings, Inc. †	21,650	157,179

Trump Entertainment Resorts, Inc. F	163	693

TRW Automotive Holdings Corp. †	25,000	818,250

COMMON STOCKS (51.5%)* cont.	Shares	Value

Consumer cyclicals cont.
TUI Travel PLC (United Kingdom)	171,985	$397,035

Valeo SA (France)	23,523	989,452

ValueClick, Inc. †	5,986	93,142

VF Corp.	23,560	2,863,011

Viacom, Inc. Class B	56,301	2,181,101

Volkswagen AG (Preference) (Germany)	6,787	899,428

Wal-Mart Stores, Inc.	139,629	7,246,745

Walt Disney Co. (The)	23,800	717,808

Warnaco Group, Inc. (The) †	9,412	433,799

Williams-Sonoma, Inc.	52,400	1,613,396

WPP PLC (Ireland)	53,991	498,823

Yamada Denki Co., Ltd. (Japan)	2,020	141,114

		93,786,180
Consumer staples (5.2%)
AFC Enterprises †	55,349	654,779

Ajinomoto Co., Inc. (Japan)	31,000	366,833

American Greetings Corp. Class A	10,675	197,488

Anheuser-Busch InBev NV (Belgium)	23,232	1,234,142

Associated British Foods PLC (United Kingdom)	14,754	253,508

Avis Budget Group, Inc. †	36,243	350,470

Beacon Roofing Supply, Inc. †	18,973	303,378

BRF — Brasil Foods SA ADR (Brazil)	2,498	43,790

Brinker International, Inc.	20,407	426,914

British American Tobacco (BAT) PLC (United Kingdom)	15,408	654,261

Bunge, Ltd.	1,011	58,931

Carlsberg A/S Class B (Denmark)	2,333	138,620

CEC Entertainment, Inc.	2,500	71,175

Chaoda Modern Agriculture Holdings, Ltd. (China)	72,000	9,577

Cheesecake Factory, Inc. (The) †	5,118	126,159

Chiquita Brands International, Inc. †	879	7,331

Coca-Cola Bottling Co. Consolidated	2,313	128,279

Coca-Cola Co. (The)	51,200	3,459,072

Core-Mark Holding Co., Inc. †	6,211	190,243

Corn Products International, Inc.	1,042	40,888

Costco Wholesale Corp.	13,600	1,116,832

CVS Caremark Corp.	69,900	2,347,242

Danone (France)	8,370	515,965

Darling International, Inc. †	10,277	129,387

DeNA Co., Ltd. (Japan)	5,700	238,600

DineEquity, Inc. † S	11,890	457,646

Domino’s Pizza, Inc. †	16,010	436,273

Dr. Pepper Snapple Group, Inc.	93,300	3,618,174

Elizabeth Arden, Inc. †	18,753	533,335

Energizer Holdings, Inc. †	19,727	1,310,662

Genuine Parts Co.	50,500	2,565,400

Geo Group, Inc. (The) †	17,656	327,695

Glanbia PLC (Ireland)	3,131	18,640

COMMON STOCKS (51.5%)* cont.	Shares	Value

Consumer staples cont.
Heineken Holding NV (Netherlands)	17,776	$686,850

Henkel AG & Co. KGaA (Germany)	4,006	213,220

Imperial Tobacco Group PLC (United Kingdom)	3,639	123,116

Indofood Sukses Makmur Tbk PT (Indonesia)	69,000	38,920

IOI Corp. Bhd (Malaysia)	27,000	39,006

Jack in the Box, Inc. †	9,593	191,093

Japan Tobacco, Inc. (Japan)	426	1,988,654

Kao Corp. (Japan)	35,100	976,930

Kerry Group PLC Class A (Ireland)	39,595	1,388,571

Koninklijke Ahold NV (Netherlands)	165,293	1,946,810

Kroger Co. (The)	83,900	1,842,444

Kuala Lumpur Kepong Bhd (Malaysia)	6,400	41,748

Lawson, Inc. (Japan)	5,000	282,768

Lincoln Educational Services Corp.	7,491	60,602

Lorillard, Inc.	18,000	1,992,600

Maple Leaf Foods, Inc. (Canada)	2,025	22,073

McDonald’s Corp.	18,462	1,621,333

MEIJI Holdings Co., Ltd. (Japan)	14,400	682,473

MWI Veterinary Supply, Inc. †	2,564	176,454

Nestle SA (Switzerland)	23,342	1,284,534

Nippon Meat Packers, Inc. (Japan)	158,000	2,053,510

Olam International, Ltd. (Singapore)	135,000	230,380

Omega Protein Corp. †	12,668	115,025

Papa John’s International, Inc. †	5,113	155,435

PepsiCo, Inc.	36,043	2,231,062

Philip Morris International, Inc.	92,742	5,785,246

Prestige Brands Holdings, Inc. †	22,216	201,055

Procter & Gamble Co. (The)	83,123	5,251,711

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Indonesia)	97,000	22,226

Rakuten, Inc. (Japan)	319	372,735

Reckitt Benckiser Group PLC (United Kingdom)	57,693	2,922,111

Safeway, Inc.	164,680	2,738,628

Sally Beauty Holdings, Inc. †	13,372	221,975

Shutterfly, Inc. †	1,872	77,089

Smithfield Foods, Inc. †	1,140	22,230

Spartan Stores, Inc.	10,414	161,209

Spectrum Brands Holdings, Inc. †	4,235	100,031

Suedzucker AG (Germany)	7,450	211,746

Synergy Co. (Russia) †	25,391	761,730

Tate & Lyle PLC (United Kingdom)	3,554	34,445

Tesco PLC (United Kingdom)	52,817	309,515

Tyson Foods, Inc. Class A	1,994	34,616

Unilever NV (Netherlands)	46,211	1,466,147

Unilever PLC (United Kingdom)	9,077	284,864

USANA Health Sciences, Inc. †	4,793	131,808

W.W. Grainger, Inc. S	27,600	4,127,304

COMMON STOCKS (51.5%)* cont.	Shares	Value

Consumer staples cont.
Walgreen Co.	61,800	$2,032,602

WM Morrison Supermarkets PLC (United Kingdom)	80,381	363,117

Wolseley PLC (Switzerland)	88,149	2,198,321

Yamazaki Baking Co., Inc. (Japan)	103,000	1,564,564

Zhongpin, Inc. (China) †	86,571	657,940

		74,772,265
Energy (5.3%)
BG Group PLC (United Kingdom)	66,039	1,259,833

BP PLC (United Kingdom)	243,553	1,463,478

Cairn Energy PLC (United Kingdom) †	14,996	65,110

Caltex Australia, Ltd. (Australia)	74,725	772,073

Cameron International Corp. †	87,400	3,630,596

Canadian Natural Resources, Ltd. (Canada)	13,000	383,151

Chevron Corp.	54,785	5,068,708

Cimarex Energy Co.	47,300	2,634,610

Clayton Williams Energy, Inc. † S	3,635	155,614

CNOOC, Ltd. (China)	628,000	1,009,261

Compagnie Generale de Geophysique-Veritas (France) †	52,772	928,209

Complete Production Services, Inc. †	15,728	296,473

Compton Petroleum Corp. (Canada) †	12,720	75,999

ConocoPhillips	26,079	1,651,322

Contango Oil & Gas Co. †	4,506	246,523

CVR Energy, Inc. †	15,953	337,246

Deepocean Group (Shell) (acquired 6/9/11, cost $122,420) (Norway) ‡	8,432	118,048

Energy Partners, Ltd. †	17,620	195,053

ENI SpA (Italy)	74,571	1,312,447

Eurasia Drilling Co., Ltd. (Cayman Islands)	19,737	359,112

Exxon Mobil Corp.	192,396	13,973,721

First Solar, Inc. † S	2,674	169,024

Gazprom OAO ADR (LSE) (Russia)	190,618	1,823,348

Gazprom OAO ADR (OTC) (Russia)	22,600	215,830

Halliburton Co.	136,083	4,153,253

Helix Energy Solutions Group, Inc. †	33,455	438,261

Hidili Industry International Development, Ltd. (China)	239,000	67,564

Inpex Corp. (Japan)	113	696,758

Lukoil OAO ADR (Russia)	29,631	1,491,669

Marathon Oil Corp.	71,900	1,551,602

Marathon Petroleum Corp.	35,900	971,454

Murphy Oil Corp.	59,400	2,623,104

New World Resources PLC Class A (Czech Republic)	33,105	235,589

Nexen, Inc. (Canada)	11,682	182,391

Occidental Petroleum Corp.	8,166	583,869

Oceaneering International, Inc.	97,000	3,427,980

OGX Petroleo e Gas Participacoes SA (Brazil) †	149,806	914,494

Pacific Rubiales Energy Corp. (Colombia)	25,500	542,241

Peabody Energy Corp.	77,200	2,615,536

Petrofac, Ltd. (United Kingdom)	32,158	596,043

COMMON STOCKS (51.5%)* cont.	Shares	Value

Energy cont.
Petroleo Brasileiro SA ADR (Preference) (Brazil)	38,051	$788,417

Petroleo Brasileiro SA ADR (Brazil)	32,666	733,352

Petroquest Energy, Inc. † S	10,885	59,868

Rosetta Resources, Inc. † S	21,469	734,669

Royal Dutch Shell PLC Class B (United Kingdom)	83,261	2,590,796

Sasol, Ltd. (South Africa)	26,283	1,074,972

Schlumberger, Ltd.	15,500	925,815

Stallion Oilfield Holdings, Ltd.	1,034	34,122

Statoil ASA (Norway)	115,175	2,470,310

Stone Energy Corp. †	30,363	492,184

Swift Energy Co. †	9,408	228,991

Technip SA (France)	6,678	535,324

TETRA Technologies, Inc. †	16,177	124,886

Total SA (France)	11,707	517,037

Tullow Oil PLC (United Kingdom)	28,981	589,061

Unit Corp. †	5,684	209,853

Vaalco Energy, Inc. †	32,834	159,573

Valero Energy Corp.	197,600	3,513,328

W&T Offshore, Inc.	15,219	209,413

Walter Energy, Inc.	10,686	641,267

Western Refining, Inc. †	13,457	167,674

		76,037,509
Financials (8.5%)
3i Group PLC (United Kingdom)	112,322	327,340

ACE, Ltd.	6,796	411,838

Affiliated Managers Group †	19,900	1,553,195

Aflac, Inc.	39,300	1,373,535

African Bank Investments, Ltd. (South Africa)	131,723	535,926

Agree Realty Corp. R	10,033	218,519

Agricultural Bank of China, Ltd. (China)	1,636,000	525,945

AIA Group, Ltd. (Hong Kong)	278,800	789,359

Allianz SE (Germany)	10,500	989,718

Allied World Assurance Co. Holdings AG	39,101	2,100,115

American Capital Agency Corp. R	7,039	190,757

American Equity Investment Life Holding Co. S	31,988	279,895

American Express Co.	36,000	1,616,400

American Financial Group, Inc.	6,432	199,842

American Safety Insurance Holdings, Ltd. †	16,226	298,558

Annaly Capital Management, Inc. R	114,700	1,907,461

Anworth Mortgage Asset Corp. R	26,718	181,682

Arch Capital Group, Ltd. †	19,750	645,331

Arlington Asset Investment Corp. Class A	6,828	164,213

Ashford Hospitality Trust, Inc. R	25,442	178,603

Aspen Insurance Holdings, Ltd.	10,303	237,381

Assurant, Inc.	44,600	1,596,680

Assured Guaranty, Ltd. (Bermuda)	47,971	527,201

Australia & New Zealand Banking Group, Ltd. (Australia)	152,522	2,839,735

COMMON STOCKS (51.5%)* cont.	Shares	Value

Financials cont.
AvalonBay Communities, Inc. R	6,000	$684,300

Aviva PLC (United Kingdom)	38,450	182,014

AXA SA (France)	28,328	368,432

Banca Monte dei Paschi di Siena SpA (Italy)	563,068	313,841

Banco Bradesco SA ADR (Brazil)	151,941	2,247,207

Banco Latinoamericano de Exportaciones SA Class E (Panama)	22,547	343,391

Banco Santander Central Hispano SA (Spain)	20,065	164,308

Bank of America Corp.	315,805	1,932,727

Bank of Marin Bancorp.	4,198	138,702

Bank of the Ozarks, Inc.	22,650	474,065

Barclays PLC (United Kingdom)	763,459	1,877,584

Barratt Developments PLC (United Kingdom) †	119,189	144,576

Berkshire Hathaway, Inc. Class B †	39,100	2,777,664

BNP Paribas SA (France)	45,050	1,786,181

Broadridge Financial Solutions, Inc.	115,100	2,318,114

C C Land Holdings, Ltd. (China)	1,637,000	231,832

Cardtronics, Inc. †	10,690	245,015

CBL & Associates Properties, Inc. R	25,809	293,190

CBOE Holdings, Inc.	10,020	245,189

CFS Retail Property Trust (Australia) R	103,389	173,853

Cheung Kong Holdings, Ltd. (Hong Kong)	37,000	395,063

China Construction Bank Corp. (China)	4,420,000	2,638,278

China Overseas Land & Investment, Ltd. (China)	194,000	277,673

Chubb Corp. (The)	20,300	1,217,797

Citigroup, Inc.	122,083	3,127,766

Citizens & Northern Corp.	12,608	187,355

CNO Financial Group, Inc. †	43,761	236,747

Commerzbank AG (Germany) †	98,323	247,931

CommonWealth REIT R	39,450	748,367

Community Bank System, Inc.	9,373	212,673

CubeSmart R	16,150	137,760

DBS Group Holdings, Ltd. (Singapore)	20,000	179,467

Deutsche Bank AG (Germany)	26,578	927,586

Dexus Property Group (Australia)	164,331	129,945

DFC Global Corp. †	9,889	216,075

DnB NOR ASA (Norway)	17,307	173,439

E*Trade Financial Corp. †	25,726	234,364

East West Bancorp, Inc.	27,872	415,572

Education Realty Trust, Inc. R	15,850	136,152

Endurance Specialty Holdings, Ltd. (Bermuda)	34,000	1,161,100

Equity Residential Trust R	12,900	669,123

Extra Space Storage, Inc. R	8,107	151,033

Fifth Third Bancorp	115,500	1,166,550

Financial Institutions, Inc.	13,027	185,765

First Financial Bancorp	14,585	201,273

First Industrial Realty Trust † R	17,697	141,576

COMMON STOCKS (51.5%)* cont.	Shares	Value

Financials cont.
Flagstone Reinsurance Holdings SA (Luxembourg)	23,673	$183,466

Flushing Financial Corp.	22,873	247,028

Glimcher Realty Trust R	37,212	263,461

Goldman Sachs Group, Inc. (The)	15,004	1,418,628

Guangzhou R&F Properties Co., Ltd. (China)	502,000	361,910

Hang Lung Group, Ltd. (Hong Kong)	218,000	1,107,508

Hartford Financial Services Group, Inc. (The)	106,500	1,718,910

Heartland Financial USA, Inc.	8,734	123,848

Henderson Land Development Co., Ltd. (Hong Kong)	28,000	124,252

Home Bancshares, Inc.	9,686	205,537

HSBC Holdings PLC (London Exchange) (United Kingdom)	302,530	2,309,899

Hudson City Bancorp, Inc.	160,400	907,864

Huntington Bancshares, Inc.	187,200	898,560

ICICI Bank, Ltd. (India)	20,620	362,613

Industrial and Commercial Bank of China, Ltd. (China)	3,651,000	1,765,345

Industrial Bank of Korea (IBK) (South Korea)	64,930	730,164

ING Groep NV GDR (Netherlands) †	76,341	538,192

Interactive Brokers Group, Inc. Class A	11,786	164,179

International Bancshares Corp.	16,404	215,713

Intesa Sanpaolo SpA (Italy)	836,124	1,308,648

Invesco Mortgage Capital, Inc. R	9,751	137,782

Israel Corp., Ltd. (The) (Israel)	1,761	1,138,649

Itau Unibanco Holding SA ADR (Preference) (Brazil)	90,230	1,400,370

JPMorgan Chase & Co.	149,174	4,493,121

Julius Baer Group, Ltd. (Switzerland) †	3,866	128,975

Kasikornbank PCL NVDR (Thailand)	192,900	713,349

KB Financial Group, Inc. (South Korea)	30,731	1,003,660

Kinnevik Investment AB Class B (Sweden)	51,775	963,213

Lexington Realty Trust R	37,767	246,996

LIC Housing Finance, Ltd. (India)	163,054	700,279

Lloyds Banking Group PLC (United Kingdom) †	3,124,435	1,659,792

LSR Group OJSC GDR (Russia)	80,765	293,654

LTC Properties, Inc. R	14,195	359,417

Macquarie Group, Ltd. (Australia)	5,148	110,401

Maiden Holdings, Ltd. (Bermuda)	21,593	159,572

MainSource Financial Group, Inc.	19,392	169,098

MarketAxess Holdings, Inc.	2,391	62,214

Merchants Bancshares, Inc.	5,931	158,832

MFA Financial, Inc. R	22,329	156,750

Mission West Properties R	18,575	140,984

Mitsubishi Estate Co., Ltd. (Japan)	21,000	340,066

Mitsubishi UFJ Financial Group, Inc. (Japan)	116,300	523,024

Mizuho Financial Group, Inc. (Japan)	1,066,020	1,540,593

Morgan Stanley	112,200	1,514,700

Nasdaq OMX Group, Inc. (The) †	67,300	1,557,322

National Australia Bank, Ltd. (Australia)	53,129	1,131,631

COMMON STOCKS (51.5%)* cont.	Shares	Value

Financials cont.
National Bank of Canada (Canada)	4,229	$283,108

National Financial Partners Corp. †	10,559	115,515

National Health Investors, Inc. R	15,054	634,225

Nelnet, Inc. Class A	11,717	220,045

Newcastle Investment Corp. R	49,213	200,297

Omega Healthcare Investors, Inc. R	10,671	169,989

Oriental Financial Group (Puerto Rico)	16,387	158,462

ORIX Corp. (Japan)	8,910	694,761

PDG Realty SA Empreendimentos e Participacoes (Brazil)	340,110	1,106,709

Persimmon PLC (United Kingdom)	44,109	312,157

Ping An Insurance (Group) Co. of China, Ltd. (China)	43,000	240,425

PNC Financial Services Group, Inc.	69,500	3,349,205

Popular, Inc. (Puerto Rico) †	78,828	118,242

Portfolio Recovery Associates, Inc. †	2,572	160,030

Protective Life Corp.	10,076	157,488

Prudential PLC (United Kingdom)	76,214	653,522

PS Business Parks, Inc. R	6,847	339,200

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	717,500	470,765

Rayonier, Inc. R	87,150	3,206,249

RenaissanceRe Holdings, Ltd.	14,295	912,021

Republic Bancorp, Inc. Class A	4,708	83,379

Rossi Residencial SA (Brazil)	202,379	943,221

Saul Centers, Inc. R	5,110	172,769

Sberbank of Russia ADR (Russia) †	228,171	1,990,271

Sberbank OJSC (Russia)	79,009	170,857

SCOR (France)	6,827	147,427

Shinhan Financial Group Co., Ltd. (South Korea)	12,407	433,877

Simon Property Group, Inc. R	11,100	1,220,778

Soho China, Ltd. (China)	254,000	157,870

Southside Bancshares, Inc.	15,223	274,166

Standard Chartered PLC (United Kingdom)	47,367	947,144

Starwood Property Trust, Inc. R	7,561	129,747

State Street Corp.	23,100	742,896

Swiss Life Holding AG (Switzerland) †	10,450	1,143,483

Swiss Re AG (Switzerland) †	5,797	270,102

Symetra Financial Corp.	21,659	176,521

Tokio Marine Holdings, Inc. (Japan)	71,300	1,808,408

Transatlantic Holdings, Inc.	3,414	165,647

Travelers Cos., Inc. (The)	17,600	857,648

U.S. Bancorp	95,500	2,248,070

Universal Health Realty Income Trust R	3,323	111,686

Urstadt Biddle Properties, Inc. Class A R	10,581	168,979

Virginia Commerce Bancorp, Inc. †	31,827	186,824

Warsaw Stock Exchange (Poland)	8,054	103,022

Washington Banking Co.	12,405	120,701

Webster Financial Corp.	9,872	151,042

COMMON STOCKS (51.5%)* cont.	Shares	Value

Financials cont.
Wells Fargo & Co.	102,385	$2,469,526

Westfield Retail Trust (Australia) R	348,178	809,735

Westpac Banking Corp. (Australia)	64,624	1,245,223

Wheelock and Co., Ltd. (Hong Kong)	122,000	356,758

World Acceptance Corp. †	3,934	220,107

Yuanta Financial Holding Co., Ltd. (Taiwan)	631,578	316,530

		121,754,842
Health care (6.0%)
Abbott Laboratories	25,400	1,298,956

Aetna, Inc.	84,527	3,072,556

Air Methods Corp. †	1,845	117,471

Akorn, Inc. †	12,824	100,155

Allergan, Inc. S	54,100	4,456,758

Amedisys, Inc. †	3,170	46,979

AmerisourceBergen Corp.	66,700	2,485,909

AmSurg Corp. †	8,617	193,883

Astellas Pharma, Inc. (Japan)	19,600	739,849

AstraZeneca PLC (United Kingdom)	74,362	3,298,521

AVEO Pharmaceuticals, Inc. †	8,487	130,615

Bayer AG (Germany)	3,751	206,486

BioMarin Pharmaceuticals, Inc. † S	6,516	207,665

BioMerieux (France)	6,025	526,071

Biotest AG (Preference) (Germany)	3,583	174,759

Cardinal Health, Inc.	72,300	3,027,924

Centene Corp. †	9,808	281,195

Coloplast A/S Class B (Denmark)	4,126	596,517

Computer Programs & Systems, Inc.	3,666	242,506

Conmed Corp. †	17,376	399,822

Cooper Companies, Inc. (The)	5,105	404,061

Cubist Pharmaceuticals, Inc. †	14,214	502,038

Elan Corp. PLC ADR (Ireland) †	79,302	835,050

Eli Lilly & Co.	83,959	3,103,964

Endo Pharmaceuticals Holdings, Inc. †	15,713	439,807

Forest Laboratories, Inc. †	108,389	3,337,297

Gentiva Health Services, Inc. †	6,213	34,296

Gilead Sciences, Inc. †	116,100	4,504,680

GlaxoSmithKline PLC (United Kingdom)	142,743	2,952,527

Greatbatch, Inc. †	8,658	173,247

Grifols SA (Spain) †	12,953	242,703

Health Net, Inc. †	41,200	976,852

HealthSpring, Inc. †	6,775	247,017

Healthways, Inc. †	10,062	98,909

Hi-Tech Pharmacal Co., Inc. †	7,953	267,221

Human Genome Sciences, Inc. †	9,463	120,085

Humana, Inc.	39,100	2,843,743

Impax Laboratories, Inc. †	17,318	310,165

InterMune, Inc. †	6,257	126,391

COMMON STOCKS (51.5%)* cont.	Shares	Value

Health care cont.
ISTA Pharmaceuticals, Inc. †	41,988	$144,859

Jazz Pharmaceuticals, Inc. †	25,449	1,056,642

Johnson & Johnson	77,333	4,926,885

Kensey Nash Corp. †	8,799	215,576

Kindred Healthcare, Inc. †	14,604	125,886

Laboratory Corp. of America Holdings †	24,500	1,936,725

Lincare Holdings, Inc.	7,464	167,940

Magellan Health Services, Inc. †	9,644	465,805

Medco Health Solutions, Inc. †	65,100	3,052,539

Medicines Co. (The) †	9,669	143,875

Medicis Pharmaceutical Corp. Class A	8,906	324,891

Merck & Co., Inc.	71,118	2,326,270

Metropolitan Health Networks, Inc. †	22,629	102,736

Mitsubishi Tanabe Pharma (Japan)	38,100	706,703

Molina Healthcare, Inc. †	13,964	215,604

Momenta Pharmaceuticals, Inc. †	5,629	64,734

Neurocrine Biosciences, Inc. †	21,779	130,238

Novartis AG (Switzerland)	48,353	2,701,540

Omnicare, Inc.	19,035	484,060

Onyx Pharmaceuticals, Inc. †	4,891	146,779

OraSure Technologies, Inc. †	68,596	546,024

Orion Oyj Class B (Finland)	22,938	462,514

Par Pharmaceutical Cos., Inc. †	26,200	697,444

Pfizer, Inc.	206,519	3,651,256

Questcor Pharmaceuticals, Inc. †	5,912	161,161

Roche Holding AG (Switzerland)	6,083	979,724

RTI Biologics, Inc. †	59,096	194,426

Salix Pharmaceuticals, Ltd. †	5,063	149,865

Sanofi (France)	56,674	3,727,414

Sanofi CVR (France) †	128,000	135,680

Sciclone Pharmaceuticals, Inc. †	18,192	69,312

Sequenom, Inc. †	27,149	138,188

Sirona Dental Systems, Inc. †	3,897	165,272

SonoSite, Inc. †	12,517	379,766

Spectrum Pharmaceuticals, Inc. †	10,703	81,664

STAAR Surgical Co. †	20,825	162,435

Suzuken Co., Ltd. (Japan)	19,300	518,328

Synthes, Inc. (Switzerland)	5,183	838,965

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	16,864	627,678

Thoratec Corp. †	5,193	169,500

United Therapeutics Corp. †	3,199	119,931

UnitedHealth Group, Inc.	113,951	5,255,420

Viropharma, Inc. †	29,589	534,673

Waters Corp. †	45,200	3,412,148

Watson Pharmaceuticals, Inc. †	9,801	668,918

WellCare Health Plans, Inc. †	3,727	141,551

		86,554,194

COMMON STOCKS (51.5%)* cont.	Shares	Value

Technology (7.1%)
Acacia Research — Acacia Technologies (Tracking Stock) †	9,551	$343,740

Accenture PLC Class A	64,400	3,392,592

Acme Packet, Inc. †	2,752	117,208

Actuate Corp. †	53,430	294,934

Aixtron SE (Germany) S	9,400	136,999

Altek Corp. (Taiwan)	104,979	104,463

Amdocs, Ltd. (United Kingdom) †	49,088	1,331,267

Amkor Technologies, Inc. †	19,192	83,677

Analog Devices, Inc.	47,600	1,487,500

Anixter International, Inc.	7,864	373,068

Apple, Inc. †	39,953	15,229,285

Applied Materials, Inc.	347,900	3,600,765

AsiaInfo-Linkage, Inc. (China) † S	52,014	383,863

Asustek Computer, Inc. (Taiwan)	28,280	211,205

Baidu, Inc. ADR (China) †	1,600	171,056

Brooks Automation, Inc.	16,020	130,563

CA, Inc.	73,200	1,420,812

CACI International, Inc. Class A †	3,367	168,148

Cavium, Inc. †	2,763	74,629

Ceva, Inc. †	7,789	189,351

Cirrus Logic, Inc. †	13,106	193,182

Cisco Systems, Inc.	155,768	2,412,846

Coherent, Inc. †	1,946	83,600

Computershare, Ltd. (Australia)	31,279	223,291

Cypress Semiconductor Corp. †	11,898	178,113

Dell, Inc. †	202,893	2,870,936

DST Systems, Inc.	7,866	344,767

EnerSys †	13,664	273,553

Entegris, Inc. †	42,099	268,592

Entropic Communications, Inc. †	59,526	245,842

F-Secure OYJ (Finland)	2,568	6,699

F5 Networks, Inc. †	2,094	148,779

Fair Isaac Corp.	16,251	354,759

Fairchild Semiconductor Intl., Inc. †	27,264	294,451

FEI Co. †	15,130	453,295

Fujitsu, Ltd. (Japan)	375,000	1,767,606

Gemalto NV (Netherlands)	4,319	206,249

Google, Inc. Class A †	6,335	3,258,597

GT Advanced Technologies, Inc. †	15,811	110,993

Harris Corp.	79,000	2,699,430

Hewlett-Packard Co.	116,044	2,605,188

Hollysys Automation Technologies, Ltd. (China) † S	77,496	452,577

Hon Hai Precision Industry Co., Ltd. (Taiwan)	338,020	754,571

IBM Corp.	39,820	6,969,695

Infineon Technologies AG (Germany)	99,611	734,813

Infospace, Inc. †	12,089	101,064

COMMON STOCKS (51.5%)* cont.	Shares	Value

Technology cont.
Integrated Silicon Solutions, Inc. †	7,895	$61,660

Intel Corp.	137,453	2,931,872

KEMET Corp. †	14,530	103,890

Konami Corp. (Japan)	15,700	527,441

L-3 Communications Holdings, Inc.	44,300	2,745,271

Lenovo Group, Ltd. (China)	1,378,000	921,676

Lexmark International, Inc. Class A †	5,627	152,098

LG Display Co., Ltd. (South Korea)	10,600	173,582

LTX-Credence Corp. †	14,899	78,816

Magma Design Automation, Inc. †	45,596	207,462

Manhattan Associates, Inc. †	4,088	135,231

Microsoft Corp.	397,429	9,892,008

MicroStrategy, Inc. †	2,590	295,441

Monotype Imaging Holdings, Inc. †	18,495	224,344

Murata Manufacturing Co., Ltd. (Japan)	4,900	264,528

Nanometrics, Inc. †	8,992	130,384

NCI, Inc. †	180	2,147

NIC, Inc.	10,638	121,805

Nokia OYJ (Finland)	25,148	142,688

Nova Measuring Instruments, Ltd. (Israel) †	27,062	145,323

Novellus Systems, Inc. †	45,100	1,229,426

Omnivision Technologies, Inc. †	9,519	133,647

Oracle Corp.	79,338	2,280,174

Pace PLC (United Kingdom)	78,114	115,506

PC-Tel, Inc. †	8,988	55,276

Perfect World Co., Ltd. ADR (China) †	40,501	451,991

Photronics, Inc. †	30,130	150,047

Plantronics, Inc.	4,869	138,523

Polycom, Inc. †	15,714	288,666

QLogic Corp. †	155,268	1,968,798

RF Micro Devices, Inc. †	55,555	352,219

Rohm Co., Ltd. (Japan)	4,000	208,018

Samsung Electronics Co., Ltd. (South Korea)	4,211	2,949,861

SanDisk Corp. †	3,700	149,295

SAP AG (Germany)	10,448	533,484

Seagate Technology	101,600	1,044,448

Silicon Graphics International Corp. †	8,875	105,790

Skyworks Solutions, Inc. †	8,702	156,114

Skyworth Digital Holdings, Ltd. (China)	1,406,000	476,075

SouFun Holdings, Ltd. ADR (China) S	13,773	140,209

Sourcefire, Inc. † S	9,679	259,010

STEC, Inc. †	28,504	289,031

Synchronoss Technologies, Inc. † S	7,175	178,729

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	178,350	404,098

Tech Data Corp. †	13,661	590,565

TeleCommunication Systems, Inc. Class A †	45,375	156,544

COMMON STOCKS (51.5%)* cont.	Shares	Value

Technology cont.
Telefonaktiebolaget LM Ericsson Class B (Sweden)	28,220	$271,471

Tencent Holdings, Ltd. (China)	45,400	931,562

Teradata Corp. †	54,700	2,928,091

Teradyne, Inc. † S	174,400	1,920,144

TIBCO Software, Inc. †	17,445	390,594

Trend Micro, Inc. (Japan)	12,100	377,907

Tripod Technology Corp. (Taiwan)	148,180	384,459

TTM Technologies, Inc. †	18,348	174,489

Unimicron Technology Corp. (Taiwan)	597,000	836,791

Unisys Corp. †	4,112	64,517

Verint Systems, Inc. †	9,650	253,699

Websense, Inc. †	4,092	70,792

Western Digital Corp. †	44,700	1,149,684

Wistron Corp. (Taiwan)	372,285	416,891

Wistron NeWeb Corp. (Taiwan)	108,147	263,470

Zix Corp. †	10,920	29,156

		101,785,541
Transportation (0.7%)
AirAsia Bhd (Malaysia)	243,300	221,528

Alaska Air Group, Inc. †	7,732	435,234

Alexander & Baldwin, Inc.	11,005	402,013

Cebu Air, Inc. (Philippines)	240,760	389,688

Central Japan Railway Co. (Japan)	272	2,371,340

ComfortDelgro Corp., Ltd. (Singapore)	459,000	456,774

Deutsche Post AG (Germany)	14,235	182,239

Genesee & Wyoming, Inc. Class A †	10,295	478,923

Hitachi Transport System, Ltd. (Japan)	15,300	283,325

International Consolidated Airlines Group SA (United Kingdom) †	147,664	348,258

Samsung Heavy Industries Co., Ltd. (South Korea)	16,200	371,826

United Continental Holdings, Inc. †	113,700	2,203,506

US Airways Group, Inc. † S	29,128	160,204

Wabtec Corp.	3,866	204,395

Yangzijiang Shipbuilding Holdings, Ltd. (China)	1,805,000	1,204,231

		9,713,484
Utilities and power (1.8%)
AES Corp. (The) †	170,424	1,663,338

Alliant Energy Corp.	25,408	982,781

Ameren Corp.	24,300	723,411

American Electric Power Co., Inc.	28,188	1,071,708

Atco, Ltd. Class I (Canada)	5,200	308,364

Centrica PLC (United Kingdom)	116,035	534,381

China Power New Energy Development Co., Ltd. (China) †	9,262,000	327,283

China Resources Power Holdings Co., Ltd. (China)	138,000	208,343

China WindPower Group, Ltd. (China) †	10,800,000	501,538

Chubu Electric Power, Inc. (Japan)	15,100	284,110

CMS Energy Corp.	48,200	953,878

DPL, Inc.	53,700	1,618,518

COMMON STOCKS (51.5%)* cont.	Shares	Value

Utilities and power cont.
Electric Power Development Co. (Japan)	14,300	$421,638

Enel SpA (Italy)	204,150	904,751

Energias de Portugal (EDP) SA (Portugal)	522,049	1,606,086

Entergy Corp.	21,800	1,445,122

Exelon Corp.	93,100	3,966,991

Fortum OYJ (Finland)	15,026	353,467

GDF Suez (France)	6,085	182,085

International Power PLC (United Kingdom)	22,083	104,802

NRG Energy, Inc. †	52,000	1,102,920

Public Power Corp. SA (Greece)	19,553	156,682

Red Electrica Corp. SA (Spain)	48,063	2,197,011

RWE AG (Germany)	10,500	387,288

TECO Energy, Inc.	152,500	2,612,325

Toho Gas Co., Ltd. (Japan)	83,000	545,215

Tokyo Gas Co., Ltd. (Japan)	33,000	153,805

Westar Energy, Inc. S	35,114	927,712

		26,245,553

Total common stocks (cost $771,830,274)		$739,277,824

CORPORATE BONDS AND NOTES (12.2%)*	Principal amount	Value

Basic materials (1.0%)
Airgas, Inc. sr. unsec. unsub. notes 2.85s, 2013	$90,000	$92,185

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	65,000	81,820

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	40,000	42,098

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (France)	285,000	324,682

Associated Materials, LLC company
guaranty sr. notes 9 1/8s, 2017	335,000	271,350

Atkore International, Inc. 144A sr. notes 9 7/8s, 2018	335,000	303,175

BHP Billiton Finance USA, Ltd. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2019 (Canada)	210,000	258,053

Catalyst Paper Corp. 144A company guaranty sr. notes 11s,
2016 (Canada)	30,000	19,500

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)	125,000	129,219

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	230,000	226,550

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.347s, 2013 (Netherlands)	105,000	93,450

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019	275,000	287,375

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	230,000	294,621

Dynacast International, LLC/Dynacast Finance, Inc. 144A
notes 9 1/4s, 2019	75,000	70,313

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	265,000	276,613

E.I. du Pont de Nemours & Co. sr. unsec. notes FRN 0.778s, 2014	50,000	50,152

Exopack Holding Corp. 144A sr. notes 10s, 2018	185,000	172,975

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	470,000	470,000

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount		Value

Basic materials cont.
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)		$205,000	$193,725

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		340,000	314,500

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017 (Indonesia)		2,059,000	2,205,704

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020		125,000	91,563

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		215,000	177,375

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		140,000	134,050

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		265,000	257,713

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		155,000	152,675

INEOS Group Holdings, Ltd. company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	85,000	79,045

International Paper Co. sr. unsec. notes 7.95s, 2018		$200,000	231,006

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		135,000	183,087

Lyondell Chemical Co. sr. notes 11s, 2018		864,579	933,745

Lyondell Chemical Co. 144A company guaranty sr. notes 8s, 2017		282,000	303,855

Momentive Performance Materials, Inc. notes 9s, 2021		430,000	294,550

NewPage Corp. company guaranty sr. notes 11 3/8s, 2014
(In default) †		220,000	163,350

Nexeo Solutions, LLC/Nexeo Solutions Finance Corp. 144A
company guaranty sr. sub. notes 8 3/8s, 2018		180,000	177,750

Norbord, Inc. sr. unsub. plants equip. 7 1/4s, 2012 (Canada)		55,000	53,488

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		450,000	441,000

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		270,000	265,275

Old All, Inc. company guaranty sr. unsec. notes 9s, 2014
(In default) † F		285,000	—

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	80,000	111,112

PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$265,000	277,588

Pregis Corp. company guaranty sr. sub. notes 12 3/8s, 2013		165,000	150,150

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)		133,000	178,987

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
unsub. notes 3 1/2s, 2020 (Australia)		145,000	142,581

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		275,000	351,348

Sealed Air Corp. 144A sr. unsec. notes 8 3/8s, 2021 ∆		100,000	101,000

Smurfit Kappa Funding PLC sr. sub. notes 7 3/4s,
2015 (Ireland)	EUR	5,000	6,232

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$195,000	187,200

Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. debs 7 1/2s, 2025 (Ireland)		55,000	50,050

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		260,000	276,900

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount		Value

Basic materials cont.
Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		$315,000	$330,750

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		20,000	20,450

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		271,000	269,645

Styrolution GmbH 144A sr. notes 7 5/8s, 2016 (Germany)		115,000	114,002

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		215,000	252,754

Thompson Creek Metals Co., Inc. 144A company
guaranty sr. notes 7 3/8s, 2018 (Canada)		130,000	117,000

TPC Group, LLC 144A sr. notes 8 1/4s, 2017		305,000	298,900

Tube City IMS Corp. company guaranty sr. unsec.
sub. notes 9 3/4s, 2015		270,000	257,850

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019		170,000	117,300

			13,729,386
Capital goods (0.6%)
Allied Waste North America, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2017		280,000	299,250

Allison Transmission 144A company guaranty 11s, 2015		270,000	279,450

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		415,000	423,300

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 5 1/4s, 2014		135,000	126,900

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2017		15,000	14,100

American Axle & Manufacturing, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		240,000	249,600

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	205,000	255,952

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$75,000	78,563

Berry Plastics Corp. company guaranty notes FRN 4.222s, 2014		170,000	142,800

Berry Plastics Corp. company guaranty sr. notes 9 1/2s, 2018		155,000	131,750

Berry Plastics Corp. notes 9 3/4s, 2021		195,000	165,750

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		310,000	351,534

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		240,000	242,400

Crown Americas, LLC/Crown Americas Capital Corp. III 144A
sr. notes 6 1/4s, 2021		110,000	110,000

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	65,000	84,343

Graham Packaging Co., LP/GPC Capital Corp. company
guaranty sr. unsec. notes 8 1/4s, 2017		$120,000	120,750

Honeywell International, Inc. sr. unsec.
unsub. notes 5 3/8s, 2041		155,000	186,745

Honeywell International, Inc. sr. unsec.
unsub. notes 4 1/4s, 2021		120,000	132,737

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012		115,000	120,247

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		480,000	477,600

Kratos Defense & Security Solutions, Inc. 144A company
guaranty sr. notes 10s, 2017		20,000	19,900

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		805,000	1,015,531

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		410,000	377,200

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Capital goods cont.
Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017	$170,000	$170,850

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	65,000	68,699

Reynolds Group DL Escrow, Inc./Reynolds Group Escrow, LLC
144A company guaranty sr. notes 8 3/4s, 2016	150,000	150,375

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 7 1/8s, 2019	195,000	181,350

Reynolds Group Issuer, Inc. 144A company
guaranty sr. unsec. notes 9s, 2019	105,000	89,250

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
sr. notes 7 7/8s, 2019	100,000	96,500

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A sr. unsec.
notes 9 7/8s, 2019	100,000	88,000

Ryerson Holding Corp. sr. disc. notes zero %, 2015	105,000	46,463

Ryerson, Inc. company guaranty sr. notes 12s, 2015	516,000	516,000

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	195,000	226,014

Tenneco, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015	130,000	132,600

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018	110,000	110,550

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	210,000	203,700

Terex Corp. sr. unsec. sub. notes 8s, 2017	435,000	384,975

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017	395,000	387,100

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	221,000	229,840

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018	330,000	335,775

		8,824,443
Communication services (1.6%)
Adelphia Communications Corp. escrow bonds zero %, 2012	200,000	320

AMC Networks, Inc. 144A company guaranty sr. unsec
notes 7 3/4s, 2021	105,000	107,625

America Movil SAB de CV company guaranty sr. unsec.
unsub. notes 6 1/8s, 2040 (Mexico)	140,000	145,600

America Movil SAB de CV company guaranty unsec.
unsub. notes 2 3/8s, 2016 (Mexico)	200,000	193,990

American Tower Corp. sr. unsec. notes 7s, 2017	210,000	237,468

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	50,000	59,214

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	170,000	196,228

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	310,000	416,238

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	105,000	106,050

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	720,000	749,700

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	81,400

CCH II, LLC/CCH II Capital company guaranty sr. unsec.
notes 13 1/2s, 2016	219,194	249,881

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	70,000	71,225

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	280,000	263,200

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	$315,000	$305,550

CenturyLink, Inc. sr. unsec. unsub. notes Ser. L, 7 7/8s, 2012	290,000	302,340

Cequel Communications Holdings I LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	570,000	564,300

Cincinnati Bell, Inc. company guaranty sr. unsec. notes 7s, 2015	130,000	128,375

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	295,000	259,600

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	705,000	597,488

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	588,000	704,856

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	315,000	274,050

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015	535,000	530,988

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	100,000	103,000

CSC Holdings LLC sr. notes 6 3/4s, 2012	17,000	17,298

Deutsche Telekom International Finance BV company
guaranty 8 3/4s, 2030 (Germany)	540,000	720,258

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	170,000	167,450

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	225,000	211,500

EH Holding Corp. 144A sr. notes 6 1/2s, 2019	250,000	240,625

EH Holding Corp. 144A sr. unsec. notes 7 5/8s, 2021	370,000	356,125

Equinix, Inc. sr. unsec. notes 7s, 2021	165,000	164,175

France Telecom notes 8 1/2s, 2031 (France)	200,000	276,980

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	430,000	417,100

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	190,000	184,300

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)	130,000	130,325

Intelsat Jackson Holding Co. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	260,000	263,406

Intelsat Jackson Holdings SA 144A company
guaranty sr. notes 7 1/2s, 2021 (Bermuda)	315,000	292,950

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	524,843	451,365

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	1,280,000	1,110,400

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	200,000	172,000

Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg
GmbH & Co. KG 144A company guaranty sr. notes 7 1/2s,
2019 (Germany)	150,000	147,000

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	90,000	115,848

Level 3 Escrow, Inc. 144A sr. unsec. notes 8 1/8s, 2019	45,000	39,769

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2014	526,000	519,425

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Communication services cont.
Level 3 Financing, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019	$185,000	$172,050

Mediacom LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019	145,000	144,275

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	505,000	492,375

Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s, 2013	545,000	532,738

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	440,000	481,800

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021	95,000	96,900

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	260,000	273,000

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018	230,000	240,925

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	180,000	180,000

Qwest Corp. notes 6 3/4s, 2021	777,000	756,651

Qwest Corp. sr. notes FRN 3.597s, 2013	1,475,000	1,478,688

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	409,000	422,804

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	85,000	82,025

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	225,000	327,010

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	20,000	21,000

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016	435,000	455,663

Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,245,000	930,638

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	565,000	525,450

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	145,000	124,700

Time Warner Cable, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2014	50,000	56,602

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 8 1/4s, 2014	340,000	387,749

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	105,000	120,091

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	270,000	363,689

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	295,000	318,600

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Netherlands)	360,000	307,350

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Netherlands)	500,000	425,000

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	85,000	85,638

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017	385,000	389,813

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021	160,000	154,400

		22,994,609

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Consumer cyclicals (2.2%)
Academy Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	$35,000	$32,550

Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015	245,000	188,650

Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	315,000	242,550

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015	215,000	167,700

AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	420,000	380,100

AMC Entertainment, Inc. sr. sub. notes 8s, 2014	115,000	110,975

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	316,000	305,730

American Media, Inc. 144A notes 13 1/2s, 2018	11,246	9,559

Ameristar Casinos, Inc. 144A sr. notes 7 1/2s, 2021	250,000	241,875

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	105,000	103,425

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	90,000	91,800

Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	140,000	94,500

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	150,000	94,500

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	95,000	60,325

Bon-Ton Department Stores, Inc. (The) company
guaranty 10 1/4s, 2014	365,000	292,000

Brickman Group Holdings, Inc. 144A sr. notes 9 1/8s, 2018	70,000	61,775

Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	240,000	244,800

Building Materials Corp. 144A sr. notes 7s, 2020	95,000	94,763

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	110,000	106,700

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	95,000	90,250

Burlington Coat Factory Warehouse Corp. 144A company
guaranty sr. unsec. notes 10s, 2019	205,000	174,250

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017	1,265,000	1,276,069

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	100,000	126,245

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	210,000	216,837

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	45,000	46,463

Cengage Learning Acquisitions, Inc. 144A sr. notes 10 1/2s, 2015	335,000	214,400

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	225,000	177,188

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	240,000	192,000

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	185,000	202,123

Chrysler Group, LLC/CG Co-Issuer, Inc. 144A company
guaranty sr. notes 8 1/4s, 2021	375,000	289,688

Cinemark USA, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019	150,000	154,500

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021		$55,000	$51,975

CityCenter Holdings LLC/CityCenter Finance Corp. 144A
company guaranty sr. notes 10 3/4s, 2017 ‡‡		369,454	335,280

Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021		275,000	204,188

Clear Channel Communications, Inc. company guaranty unsec.
unsub. notes 10 3/4s, 2016		90,000	46,575

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014		120,000	67,800

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		720,000	736,200

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		215,000	216,075

Cumulus Media, Inc. 144A sr. notes 7 3/4s, 2019		290,000	244,325

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 7 5/8s, 2016		120,000	129,000

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 5s, 2021		360,000	380,797

DISH DBS Corp. company guaranty 6 5/8s, 2014		45,000	45,506

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		445,000	453,900

DISH DBS Corp. company guaranty sr. unsec. notes 7 3/4s, 2015		10,000	10,250

DISH DBS Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021		235,000	224,425

Echostar DBS Corp. sr. notes 6 3/8s, 2011		225,000	225,000

Expedia, Inc. company guaranty sr. unsec. notes 7.456s, 2018		1,190,000	1,320,900

FelCor Lodging Escrow, LP 144A sr. notes 6 3/4s, 2019 R		370,000	331,150

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		352,000	366,080

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		355,000	395,825

Ford Motor Credit Co., LLC sr. unsec. notes 7s, 2015		100,000	105,000

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		475,000	458,810

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		280,000	278,600

General Motors Financial Co., Inc. 144A sr. notes 6 3/4s, 2018		175,000	171,500

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		300,000	271,500

Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020		190,000	184,300

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		416,000	470,697

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes Ser. Q, 6 3/4s, 2016 R		110,000	110,000

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018		520,000	559,000

Isle of Capri Casinos, Inc. company guaranty 7s, 2014		308,000	279,895

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		205,000	187,063

Jarden Corp. company guaranty sr. unsec. sub. notes 7 1/2s, 2017		690,000	703,800

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	61,557

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041		$35,000	39,336

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018		90,000	90,000

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		787,000	739,780

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		260,000	262,600

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Liberty Interactive, LLC debs. 8 1/4s, 2030	$195,000	$184,763

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	230,000	232,588

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	420,000	378,000

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	245,000	267,620

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †	285,000	16,388

Masonite International Corp. 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	285,000	257,213

McClatchy Co. (The) company guaranty sr. notes 11 1/2s, 2017	130,000	112,775

MGM Resorts International company guaranty sr. notes 9s, 2020	60,000	62,325

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016	95,000	80,750

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015	125,000	105,938

MGM Resorts International sr. notes 10 3/8s, 2014	30,000	32,738

MGM Resorts International sr. notes 6 3/4s, 2012	315,000	308,700

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	180,000	182,250

MTR Gaming Group, Inc. 144A notes 11 1/2s, 2019	660,000	531,300

Navistar International Corp. sr. notes 8 1/4s, 2021	380,000	389,500

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	205,000	178,350

News America Holdings, Inc. debs. 7 3/4s, 2045	210,000	255,254

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018	215,000	219,300

Nortek, Inc. 144A company guaranty sr. notes 8 1/2s, 2021	100,000	80,500

Nortek, Inc. 144A company guaranty sr. unsec. notes 10s, 2018	215,000	198,875

Owens Corning company guaranty sr. unsec. notes 9s, 2019	670,000	790,600

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	140,000	148,400

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2016	400,000	396,000

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	145,000	145,725

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	140,000	143,850

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017	45,000	45,338

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	380,000	365,750

Ply Gem Industries, Inc. company guaranty sr. notes 8 1/4s, 2018	45,000	36,675

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	235,000	225,600

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	195,000	156,000

QVC Inc. 144A sr. notes 7 3/8s, 2020	160,000	170,400

Realogy Corp. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2017	380,000	252,700

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	60,400

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018	330,000	326,700

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
sr. notes 8 5/8s, 2017		$345,000	$325,163

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		330,000	269,775

Scotts Miracle-Gro Co. (The) 144A sr. notes 6 5/8s, 2020		210,000	205,800

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		50,000	47,125

Sealy Mattress Co. 144A company guaranty sr. sec.
notes 10 7/8s, 2016		326,000	343,930

Sears Holdings Corp. company guaranty 6 5/8s, 2018		200,000	165,000

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015		30,000	28,200

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016		105,000	105,525

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021		180,000	189,259

Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015		230,000	237,891

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016		65,000	62,563

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017		535,000	565,763

Travelport LLC company guaranty 11 7/8s, 2016		50,000	19,750

Travelport LLC company guaranty 9 7/8s, 2014		205,000	134,275

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		190,000	111,150

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	165,000	221,937

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$100,000	105,000

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014		330,000	346,500

Universal City Development Partners, Ltd. company
guaranty sr. unsec. notes 8 7/8s, 2015		357,000	387,345

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021		240,000	187,200

Vertis, Inc. company guaranty sr. notes 13 1/2s,
2014 (In default) † ‡‡ F		224,245	7,624

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037		540,000	716,094

Walt Disney Co. sr. unsec. notes 2 3/4s, 2021		80,000	78,710

Walt Disney Co. sr. unsec. unsub. notes 4 3/8s, 2041		30,000	31,621

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		155,000	162,750

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013		450,000	504,000

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		300,000	303,000

Yankee Candle Co. company guaranty sr. notes Ser. B,
8 1/2s, 2015		445,000	427,200

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 ‡‡		185,000	157,250

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		484,000	493,680

			31,123,324

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Consumer staples (1.1%)
ACCO Brands Corp. company guaranty sr. notes 10 5/8s, 2015	$190,000	$204,250

AE Escrow Corp. 144A sr. unsec. notes 9 3/4s, 2020	80,000	76,800

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	150,000	198,779

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	20,000	26,216

Anheuser-Busch InBev Worldwide, Inc. company
guaranty unsec. unsub. notes 5 3/8s, 2020	315,000	367,002

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018	70,000	69,300

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016	120,000	115,800

Bunge Ltd., Finance Corp. company guaranty sr. unsec.
notes 8 1/2s, 2019	13,000	16,197

Bunge Ltd., Finance Corp. company guaranty unsec.
unsub. notes 4.1s, 2016	122,000	124,713

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018	180,000	185,400

Central Garden & Pet Co. company
guaranty sr. sub. notes 8 1/4s, 2018	215,000	205,325

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡	140,000	123,900

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	205,000	147,600

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015	256,907	197,818

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016	350,000	367,500

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017	550,000	577,500

CVS Caremark Corp. jr. unsec. sub. bonds FRB 6.302s, 2037	245,000	237,038

CVS Caremark Corp. sr. unsec. unsub. notes 6.6s, 2019	80,000	96,539

CVS Pass-Through Trust 144A pass-through certificates
6.117s, 2013	447,050	467,014

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	205,000	247,814

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018	295,000	292,788

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018	65,000	65,813

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016	290,000	273,325

Del Monte Foods Co. 144A company guaranty sr. unsec.
notes 7 5/8s, 2019	80,000	67,600

Delhaize Group company guaranty sr. unsec. bond 5 7/8s,
2014 (Belgium)	135,000	147,414

Diageo Capital PLC company guaranty 5 3/4s, 2017 (United Kingdom)	280,000	327,063

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	285,000	282,863

Dole Food Co. sr. notes 13 7/8s, 2014	107,000	122,248

Dole Food Co. 144A sr. notes 8s, 2016	170,000	173,825

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	240,000	240,000

General Mills, Inc. sr. unsec. notes 5.65s, 2019	75,000	89,021

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	216,000	232,255

Hertz Corp. company guaranty sr. unsec. notes 8 7/8s, 2014	23,000	23,000

Hertz Corp. company guaranty sr. unsec. notes 7 1/2s, 2018	100,000	95,500

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount		Value

Consumer staples cont.
Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	250,000	$328,488

JBS USA LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$310,000	331,700

JBS USA LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021		760,000	627,000

Kraft Foods, Inc. sr. unsec. notes 6 1/2s, 2017		20,000	23,732

Kraft Foods, Inc. sr. unsec. notes 5 3/8s, 2020		5,000	5,643

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		375,000	459,656

Kroger Co. company guaranty 6.4s, 2017		234,000	277,455

Landry’s Restaurants, Inc. company
guaranty sr. notes 11 5/8s, 2015		45,000	45,225

Landry’s Restaurants, Inc. 144A company
guaranty sr. notes 11 5/8s, 2015		105,000	105,525

Libbey Glass, Inc. sr. notes 10s, 2015		113,000	118,368

McDonald’s Corp. sr. unsec. bond 6.3s, 2037		56,000	75,809

McDonald’s Corp. sr. unsec. notes 5.7s, 2039		174,000	219,824

Michael Foods, Inc. company guaranty sr. unsec
notes 9 3/4s, 2018		125,000	129,063

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018		185,000	246,158

Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
company guaranty sr. unsec. notes 9 1/4s, 2015		460,000	456,550

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018		315,000	321,300

Reddy Ice Corp. company guaranty sr. notes 11 1/4s, 2015		290,000	264,625

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015		520,000	544,700

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		245,000	233,975

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		709,000	560,110

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		80,000	83,400

Roadhouse Financing, Inc. notes 10 3/4s, 2017		170,000	157,675

RSC Equipment Rental, Inc. 144A sr. sec. notes 10s, 2017		145,000	152,250

Service Corporation International sr. notes 7s, 2019		115,000	116,150

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016		625,000	640,625

Smithfield Foods, Inc. company guaranty sr. notes 10s, 2014		490,000	556,150

Spectrum Brands, Inc. sr. notes 9 1/2s, 2018		155,000	165,075

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019		160,512	173,754

Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019		200,000	193,500

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		885,000	1,022,175

United Rentals North America, Inc. company
guaranty sr. unsec. sub. notes 8 3/8s, 2020		105,000	96,075

United Rentals North America, Inc. company
guaranty sr. unsec. unsub. notes 9 1/4s, 2019		175,000	181,563

Wendy’s Co. (The) company guaranty sr. unsec.
unsub. notes 10s, 2016		510,000	536,775

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		115,000	111,838

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Consumer staples cont.
West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	$155,000	$145,700

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	110,000	124,496

		16,317,327
Energy (1.4%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	185,000	172,513

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	195,000	182,325

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	900,000	1,065,798

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	105,000	114,571

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	35,000	39,264

Apache Corp. sr. unsec. unsub. notes 3 5/8s, 2021	255,000	266,616

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	240,000	230,400

Arch Coal, Inc. 144A company guaranty sr. unsec. notes 7s, 2019	250,000	237,500

Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013	107,000	106,733

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015	120,000	83,550

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 3.2s, 2016 (United Kingdom)	430,000	447,986

Brigham Exploration Co. company guaranty sr. unsec.
notes 6 7/8s, 2019	65,000	63,375

Brigham Exploration Co. company guaranty sr. unsec.
notes 8 3/4s, 2018	205,000	219,350

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	390,000	382,200

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020	200,000	200,000

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	450,000	436,500

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021	10,000	9,125

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017	95,000	98,325

Chesapeake Midstream Partners LP/CHKM Finance Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2021	100,000	95,000

Complete Production Services, Inc. company guaranty 8s, 2016	380,000	380,000

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022	275,000	266,750

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	530,000	557,825

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	310,000	323,950

CONSOL Energy, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021	40,000	38,600

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	325,000	333,125

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	339,000	357,645

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021	145,000	139,925

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Energy cont.
EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	$585,000	$523,575

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017	145,000	146,450

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021	145,000	123,250

Forbes Energy Services Ltd. 144A company
guaranty sr. unsec. notes 9s, 2019	185,000	171,125

Frac Tech Services, LLC/Frac Tech Finance, Inc. 144A
company guaranty sr. notes 7 1/8s, 2018	265,000	268,975

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. 6.51s,
2022 (Russia)	230,000	225,400

Gazprom Via Gaz Capital SA 144A company guaranty sr. unsec.
bond 8.146s, 2018 (Russia)	158,000	173,408

Gazprom Via OAO White Nights Finance BV notes 10 1/2s, 2014
(Netherlands)	1,000,000	1,111,650

Goodrich Petroleum Corp. 144A sr. notes 8 7/8s, 2019	420,000	405,300

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	645,000	654,675

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	135,000	127,575

Hornbeck Offshore Services, Inc. sr. notes Ser. B, 6 1/8s, 2014	85,000	83,725

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021	315,000	286,650

James River Escrow, Inc. 144A sr. notes 7 7/8s, 2019	100,000	84,000

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	60,000	73,783

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	230,000	221,375

Laredo Petroleum, Inc. 144A sr. notes 9 1/2s, 2019	190,000	199,500

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	205,000	196,288

Milagro Oil & Gas 144A notes 10 1/2s, 2016	275,000	220,000

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	5,000	5,050

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	115,000	113,706

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	375,000	376,875

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	245,000	280,203

Offshore Group Investments, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	225,000	231,750

Offshore Group Investments, Ltd. 144A company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	60,000	61,800

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada) (In default) †	70,000	44,100

OPTI Canada, Inc. company guaranty sr. sec. notes 7 7/8s,
2014 (Canada) (In default) †	225,000	141,750

Peabody Energy Corp. company guaranty 7 3/8s, 2016	610,000	670,238

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	25,000	26,281

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	1,920,000	1,308,000

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Energy cont.
Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	$345,000	$369,150

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	70,000	72,100

Plains Exploration & Production Co. company guaranty 7s, 2017	555,000	555,000

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	30,000	26,400

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	370,000	399,600

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	115,000	122,475

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	315,000	321,300

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	995,000	920,375

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2021	60,000	55,200

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	115,000	108,100

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	270,000	286,581

SM Energy Co. 144A sr. unsec. notes 6 5/8s, 2019	125,000	124,375

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	110,000	128,510

Total Capital SA company guaranty sr. unsec.
unsub. notes 3s, 2015 (France)	295,000	311,998

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)	55,000	54,725

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	75,000	74,708

Weatherford Bermuda company guaranty sr. unsec.
notes 9 7/8s, 2039 (Switzerland)	100,000	141,738

Whiting Petroleum Corp. company guaranty 7s, 2014	370,000	394,050

Williams Cos., Inc. (The) notes 7 3/4s, 2031	26,000	31,213

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	70,000	82,986

		19,985,992
Financials (2.1%)
Abbey National Treasury Service bank guaranty sr. unsec.
unsub. notes FRN 1.832s, 2014 (United Kingdom)	135,000	128,618

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	205,000	181,938

Aflac, Inc. sr. unsec. notes 6.9s, 2039	220,000	225,796

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	182,933

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015	160,000	158,200

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	145,000	134,215

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	140,000	126,700

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.526s, 2014	236,000	202,607

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	141,050

American Express Co. sr. unsec. notes 8 1/8s, 2019	420,000	530,087

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2058	275,000	242,688

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	437,000	434,032

Bank of Montreal sr. unsec. bond 2 1/8s, 2013 (Canada)	185,000	189,126

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Financials cont.
Bank of New York Mellon Corp. (The) sr. unsec. notes 4.3s, 2014	$270,000	$291,319

Bank of New York Mellon Corp. (The) sr. unsec. notes 2.95s, 2015	30,000	31,160

Bank of New York Mellon Corp. (The) 144A sr. unsec.
notes Ser. MTN, 2 1/2s, 2016	20,000	20,401

BankAmerica Capital III bank guaranteed jr. unsec. FRN
0.819s, 2027	580,000	359,650

Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	130,000	85,313

Barclays Bank PLC 144A jr. unsec. sub. notes FRN 6.86s,
2049 (United Kingdom)	260,000	187,200

Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	508,000	537,505

Bear Stearns Cos., Inc. (The) notes 5.7s, 2014	20,000	21,568

Bosphorus Financial Services, Ltd. 144A sr. notes FRN 2.086s, 2012	25,000	24,933

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	190,000	192,775

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	235,000	224,425

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	270,000	274,050

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020	85,000	81,600

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	280,000	315,700

CIT Group, Inc. 144A bonds 7s, 2017	1,345,000	1,304,650

CIT Group, Inc. 144A bonds 7s, 2016	585,000	567,450

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	303,475

Citigroup, Inc. sr. notes 6 1/2s, 2013	940,000	989,158

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	222,000	214,585

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036	260,000	219,935

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	140,000	144,900

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	250,000	242,500

Credit Suisse First Boston USA, Inc. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2011	490,000	492,348

Credit Suisse Guernsey, Ltd. jr. unsec. sub. notes FRN
5.86s, 2017 (United Kingdom)	44,000	34,540

Deutsche Bank AG London sr. unsec. notes 2 3/8s, 2013
(United Kingdom)	5,000	4,973

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014 (United Kingdom)	375,000	382,724

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	180,000	179,550

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	185,000	208,588

Fleet Capital Trust V bank guaranteed jr. sub. FRN 1.35s, 2028	790,000	476,528

General Electric Capital Corp. sr. unsec. FRN Ser. MTN, 0.478s, 2016	260,000	241,560

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	440,000	502,291

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	335,000	368,079

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	676,000	611,198

HSBC Finance Corp. 144A sr. unsec. sub. notes 6.676s, 2021	843,000	828,519

HUB International Holdings, Inc. 144A sr. sub. notes 10 1/4s, 2015	185,000	171,125

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Financials cont.
HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014	$40,000	$38,400

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	575,000	572,844

International Lease Finance Corp. sr. unsec. Ser. MTN,
5 5/8s, 2013	625,000	596,875

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	25,000	21,750

JPMorgan Chase & Co. sr. notes 6s, 2018	1,044,000	1,162,632

Lehman Brothers E-Capital Trust I FRN zero %, 2065 (In default) †	1,375,000	138

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	295,000	300,900

Liberty Mutual Group, Inc. 144A company guaranty jr.
sub. notes FRB 10 3/4s, 2058	1,145,000	1,362,550

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	1,226,000	1,226,440

MetLife, Inc. sr. unsec. 6 3/4s, 2016	155,000	178,269

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	1,175,000	1,204,386

MPT Operating Partnership LP/MPT Finance Corp. 144A company
guaranty sr. notes 6 7/8s, 2021 R	115,000	109,250

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)	240,000	246,000

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015	290,000	267,525

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	280,000	267,050

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	250,000	248,125

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	160,000	156,000

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	140,000	121,100

Prudential Financial, Inc. jr. unsec. sub. notes FRN
8 7/8s, 2038	320,000	342,261

Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015	295,000	228,625

Royal Bank of Scotland PLC (The) bank guaranty sr. unsec.
unsub. notes 3.95s, 2015 (United Kingdom)	210,000	197,452

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)	120,000	122,400

Sabra Health Care LP/Sabra Capital Corp. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2018 R	85,000	79,050

Santander Holdings USA, Inc. sr. unsec. unsub. notes 4 5/8s, 2016	63,000	60,693

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	100,000	108,933

Simon Property Group LP sr. unsec. unsub. notes 4 3/8s, 2021 R	205,000	208,267

SLM Corp. sr. notes Ser. MTN, 8s, 2020	225,000	222,119

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	140,000	145,624

Springleaf Finance Corp. sr. unsec. notes Ser. MTNI, 4 7/8s, 2012	755,000	705,925

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.161s, 2014	45,000	39,150

Ventas Realty LP/Capital Corp. company guaranty 9s, 2012 R	395,000	408,321

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	10,000	10,417

Vnesheconombank Via VEB Finance PLC 144A bank guaranteed
bonds 6.8s, 2025 (Russia)	2,000,000	1,885,000

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount		Value

Financials cont.
Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R		$195,000	$202,208

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		500,000	482,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)		1,976,000	1,995,760

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		95,000	106,946

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)		45,000	45,729

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		220,000	228,902

			29,920,781
Health care (0.7%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016		344,000	404,954

Amgen, Inc. sr. unsec. notes 3.45s, 2020		345,000	355,798

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)		270,000	362,289

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		215,000	202,638

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		145,000	149,350

Capella Healthcare, Inc. 144A company
guaranty sr. notes 9 1/4s, 2017		295,000	280,250

Capsugel Finance Co. SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	321,621

CDRT Merger Sub, Inc. 144A company guaranty sr. unsec.
notes 8 1/8s, 2019		$220,000	203,500

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2015		560,000	550,200

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		235,000	243,450

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	105,000	128,967

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$545,000	479,600

DaVita, Inc. company guaranty sr. unsec. notes 6 5/8s, 2020		70,000	67,200

DaVita, Inc. company guaranty sr. unsec. notes 6 3/8s, 2018		210,000	201,600

Elan Finance PLC/Elan Finance Corp. company guaranty
sr. unsec. notes 8 3/4s, 2016 (Ireland)		570,000	589,950

Endo Pharmaceuticals Holdings, Inc. 144A company
guaranty sr. unsec. notes 7s, 2019		155,000	155,581

Giant Funding Corp. 144A sr. notes 8 1/4s, 2018 (Spain)		270,000	270,000

HCA, Inc. sr. notes 6 1/2s, 2020		865,000	841,213

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		245,000	224,175

HCA, Inc. sr. unsec. notes 6 1/4s, 2013		50,000	50,688

Health Management Associates, Inc. sr. notes 6 1/8s, 2016		320,000	314,400

IASIS Healthcare, LLC/IASIS Capital Corp. 144A
sr. notes 8 3/8s, 2019		465,000	376,650

Johnson & Johnson sr. unsec. notes 4.85s, 2041		335,000	395,857

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		210,000	207,900

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 6.95s, 2037		45,000	56,474

Select Medical Corp. company guaranty 7 5/8s, 2015		88,000	76,230

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		80,000	76,000

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015 ‡‡		87,885	84,370

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Health care cont.
Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	$200,000	$198,000

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	67,000	72,528

Tenet Healthcare Corp. sr. notes 9s, 2015	601,000	634,055

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	155,000	163,913

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec.
unsub. notes 3s, 2015 (Netherland Antilles)	135,000	141,433

United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017	120,000	120,000

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	310,000	342,087

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	45,000	39,825

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	105,000	95,025

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	45,000	41,456

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	10,000	6,500

WellPoint, Inc. notes 7s, 2019	95,000	117,385

		9,643,112
Miscellaneous (—%)
Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 7 1/4s, 2021	160,000	155,200

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	345,000	340,688

		495,888
Technology (0.7%)
Advanced Micro Devices, Inc. sr. unsec. notes 8 1/8s, 2017	15,000	15,000

Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	315,000	308,700

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	195,000	161,850

Avaya, Inc. company guaranty sr. unsec. notes 10 1/8s, 2015 ‡‡	140,000	102,550

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	475,000	346,750

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	145,000	123,250

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	440,000	354,200

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	190,000	156,750

Cisco Systems, Inc. company guaranty sr. unsec.
unsub. notes 3.15s, 2017	395,000	415,221

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	108,000	116,655

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	215,000	244,847

Eagle Parent Inc. 144A sr. notes 8 5/8s, 2019 (Canada)	295,000	266,975

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	80,000	83,200

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	155,000	161,200

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡	1,591,302	1,324,759

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	240,000	189,600

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	130,000	115,375

First Data Corp. 144A sr. bonds 12 5/8s, 2021	375,000	277,500

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	161,000	161,000

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Technology cont.
Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	$88,000	$91,520

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	285,000	292,838

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	95,000	103,856

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	135,000	150,631

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	105,000	103,950

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes 8s, 2020	470,000	475,875

Jazz Technologies, Inc. company guaranty sr. unsec. notes 8s, 2015 F	167,000	164,495

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	1,925,000	2,043,220

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	60,000	73,743

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	250,000	276,879

NXP BV/NXP Funding, LLC company guaranty Ser. EXCH, 9 1/2s,
2015 (Netherlands)	140,000	144,725

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	355,000	370,975

NXP BV/NXP Funding, LLC 144A sr. sec. notes 10s, 2013 (Netherlands)	34,000	36,465

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	155,000	157,310

Seagate HDD Cayman 144A company guaranty sr. unsec.
notes 7 3/4s, 2018 (Cayman Islands)	195,000	191,100

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	215,000	199,950

Syniverse Holdings, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2019	275,000	269,500

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	154,000	182,651

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	60,000	64,881

		10,319,946
Transportation (0.1%)
AMGH Merger Sub, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	290,000	291,450

Burlington Northern Santa Fe Corp. sr. unsec.
unsub. notes 5 3/4s, 2040	95,000	110,908

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	220,000	246,351

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	210,336	220,853

Kansas City Southern de Mexico SA de CV sr. unsec.
unsub. notes 8s, 2018 (Mexico)	130,000	141,213

Kansas City Southern de Mexico SA de CV sr. unsec.
unsub. notes 6 1/8s, 2021 (Mexico)	55,000	54,450

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017	324,000	350,730

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	315,000	280,350

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	300,000	201,000

		1,897,305
Utilities and power (0.7%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	180,000	189,705

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	725,000	728,625

AES Corp. (The) 144A sr. notes 7 3/8s, 2021	165,000	155,925

Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	340,000	309,400

Arizona Public Services Co. sr. unsec. notes 5.05s, 2041	100,000	108,987

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Utilities and power cont.
Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	$20,000	$27,004

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	235,000	230,300

Calpine Corp. 144A sr. notes 7 1/4s, 2017	570,000	550,050

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	30,000	34,846

Dominion Resources, Inc. unsub. notes 5.7s, 2012	343,000	358,022

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019	760,000	459,800

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	70,000	46,900

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	30,000	27,900

Edison Mission Energy sr. unsec. notes 7.2s, 2019	395,000	225,150

Edison Mission Energy sr. unsec. notes 7s, 2017	10,000	5,950

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	225,000	260,609

El Paso Corp. sr. unsec. notes 7s, 2017	670,000	750,512

Electricite de France 144A notes 6 1/2s, 2019 (France)	165,000	192,864

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020	100,000	97,000

Energy Future Intermediate Holding Co., LLC
sr. notes 9 3/4s, 2019	256,000	245,760

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	154,000	150,150

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	300,000	308,250

Energy Transfer Partners LP sr. unsec. unsub. notes 5.65s, 2012	170,000	175,222

Energy Transfer Partners LP sr. unsec. unsub. notes 4.65s, 2021	125,000	118,656

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 5.95s, 2041	140,000	150,156

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 3.2s, 2016	100,000	102,253

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	13,000	13,071

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	425,000	397,375

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	65,000	61,100

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	105,000	107,888

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	195,000	230,231

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	7,000	8,384

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	470,000	594,761

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	115,000	144,000

NRG Energy, Inc. company guaranty 7 3/8s, 2017	100,000	103,000

NRG Energy, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2021	735,000	672,525

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	160,000	167,018

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017	210,000	212,251

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	417,000	497,702

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016	144,000	159,257

Public Service Electric & Gas Co. sr. notes Ser. MTN,
5 1/2s, 2040	75,000	91,069

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	240,000	238,800

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	10,000	11,298

CORPORATE BONDS AND NOTES (12.2%)* cont.	Principal amount	Value

Utilities and power cont.
Texas Competitive/Texas Competitive Electric Holdings Co.,
LLC company guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	$453,691	$190,550

Texas Competitive/Texas Competitive Electric Holdings Co.,
LLC 144A company guaranty sr. notes 15s, 2021	185,000	112,850

Texas Competitive/Texas Competitive Electric Holdings Co.,
LLC 144A company guaranty sr. notes 11 1/2s, 2020	200,000	160,000

Union Electric Co. sr. sec. notes 6.4s, 2017	140,000	166,368

		10,349,494

Total corporate bonds and notes (cost $178,590,336)		$175,601,607

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (7.3%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.7%)
Government National Mortgage Association
Pass-Through Certificates
4 1/2s, TBA, October 1, 2041	$21,000,000	$22,817,813
4s, February 20, 2041	980,626	1,050,343

		23,868,156
U.S. Government Agency Mortgage Obligations (5.6%)
Federal Home Loan Mortgage Corporation 2.125s,
March 23, 2012 [i]	145,000	146,453

Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3 1/2s, December 1, 2040	825,826	848,794

Federal National Mortgage Association
Pass-Through Certificates
6s, October 1, 2016	621,779	665,665
5 1/2s, TBA, October 1, 2041	24,000,000	26,049,374
4 1/2s, with due dates from February 1, 2039 to April 1, 2039	543,581	577,315
4 1/2s, TBA, October 1, 2041	16,000,000	16,975,000
4s, TBA, October 1, 2041	4,000,000	4,192,500
4s, TBA, October 1, 2026	15,000,000	15,815,625
3 1/2s, TBA, October 1, 2041	15,000,000	15,405,468

		80,676,194

Total U.S. government and agency mortgage obligations (cost $103,995,021)		$104,544,350

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 1.375s September 15, 2012 [i]	$488,000	$493,783

Total U.S. treasury obligations (cost $493,783)		$493,783

INVESTMENT COMPANIES (3.5%)*	Shares	Value

Financial Select Sector SPDR Fund S	238,400	$2,820,272

Gladstone Investment Corp.	21,895	148,886

Market Vectors Gold Miners ETF	3,300	182,127

SPDR S&P 500 ETF Trust S	421,042	47,649,323

Total investment companies (cost $56,361,953)		$50,800,608

MORTGAGE-BACKED SECURITIES (3.5%)*	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 08-1, Class A3, 6.358s, 2051	$516,000	$553,323
FRB Ser. 07-4, Class A3, 5.983s, 2051	176,000	186,190
Ser. 07-2, Class A2, 5.634s, 2049	777,316	784,514
Ser. 07-1, Class XW, IO, 0.463s, 2049	1,783,039	20,660

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.876s, 2035	1,664,361	4,153
Ser. 07-5, Class XW, IO, 0.587s, 2051	4,379,623	71,756
Ser. 04-5, Class XC, IO, 0.473s, 2041	2,712,906	48,680
Ser. 04-4, Class XC, IO, 0.458s, 2042	2,092,182	43,647
Ser. 05-1, Class XW, IO, 0.094s, 2042	14,093,412	7,498

Banc of America Funding Corp. FRB Ser. 07-B, Class A1,
0.441s, 2047	1,297,743	742,958

Bear Stearns Alt-A Trust
FRB Ser. 06-3, Class 36A1, 5.935s, 2036	511,262	311,870
FRB Ser. 06-3, Class 35A1, 5.623s, 2036	544,294	334,741

Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 04-PR3I, Class X1, IO, 0.314s, 2041	329,153	5,817

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.255s, 2038	3,125,234	47,972

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.21s, 2049	44,931,416	556,251

Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 06-CD2, Class A2, 5.408s, 2046	53,200	53,157

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.552s, 2049	3,231,693	46,536
Ser. 07-CD4, Class XC, IO, 0.17s, 2049	10,808,958	95,119

Commercial Mortgage Acceptance Corp. 144A Ser. 98-C2,
Class F, 5.44s, 2030	867,833	894,553

Commercial Mortgage Pass-Through Certificates FRB
Ser. 07-C9, Class A2, 5.811s, 2049	280,410	281,119

Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-C8, Class XS, IO, 0.237s, 2046	13,525,843	164,077
Ser. 05-LP5, Class XC, IO, 0.23s, 2043	17,126,867	164,606
Ser. 05-C6, Class XC, IO, 0.103s, 2044	8,674,237	50,230

Countrywide Alternative Loan Trust FRB Ser. 05-84,
Class 4A1, 5.736s, 2036	1,963,008	1,158,175

Credit Suisse Mortgage Capital Certificates
FRB Ser. 08-C1, Class A2, 6.418s, 2041	1,726,000	1,778,807
FRB Ser. 07-C4, Class A2, 5.991s, 2039	1,223,236	1,229,954
Ser. 07-C2, Class A2, 5.448s, 2049	170,238	170,813
Ser. 07-C1, Class AAB, 5.336s, 2040	888,000	926,806
Ser. 06-C5, Class AX, IO, 0.211s, 2039	6,205,838	91,697

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.272s, 2049	17,002,680	109,752
Ser. 07-C1, Class AX, IO, 0.167s, 2040	7,168,661	45,413

CS First Boston Mortgage Securities Corp.
Ser. 05-C5, Class AJ, 5.1s, 2038	452,000	409,269
Ser. 05-C5, Class AM, 5.1s, 2038	306,000	314,511

MORTGAGE-BACKED SECURITIES (3.5%)* cont.	Principal amount	Value

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	$383,000	$399,474
FRB Ser. 03-CK2, Class G, 5.744s, 2036	464,000	449,936
Ser. 03-C3, Class AX, IO, 1.913s, 2038	4,671,105	95,902
Ser. 02-CP3, Class AX, IO, 1.617s, 2035	2,767,305	18,040
Ser. 04-C4, Class AX, IO, 0.413s, 2039	469,069	10,609

CWCapital Cobalt FRB Ser. 07-C3, Class A3, 6.011s, 2046	187,000	198,276

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.684s, 2032	154,351	250,115
IFB Ser. 3072, Class SM, 22.957s, 2035	226,177	357,236
IFB Ser. 3072, Class SB, 22.81s, 2035	202,342	318,188
IFB Ser. 3249, Class PS, 21.519s, 2036	185,096	267,976
IFB Ser. 3065, Class DC, 19.173s, 2035	120,040	180,393
IFB Ser. 2990, Class LB, 16.36s, 2034	210,614	284,378
IFB Ser. 3031, Class BS, 16.152s, 2035	120,129	168,521
IFB Ser. 3727, Class PS, IO, 6.471s, 2038	2,649,005	384,806
IFB Ser. 3287, Class SE, IO, 6.471s, 2037	372,466	51,914
IFB Ser. 3861, Class PS, IO, 6.371s, 2037	6,437,389	999,807
IFB Ser. 3708, Class SQ, IO, 6.321s, 2040	1,823,833	251,470
Ser. 3934, Class SA, IO, 4 1/2s, 2041 ∆	4,654,000	752,645
Ser. 3747, Class HI, IO, 4 1/2s, 2037	262,125	32,256
Ser. 3707, Class HI, IO, 4s, 2023	509,112	33,922
Ser. T-56, Class A, IO, 0.524s, 2043	147,761	2,678
Ser. T-56, Class 3, IO, 0.472s, 2043	119,612	56
Ser. T-56, Class 1, IO, 0.292s, 2043	158,617	99
Ser. T-56, Class 2, IO, 0.121s, 2043	142,267	133
Ser. 3327, Class IF, IO, zero %, 2037	10,112	3
Ser. 1208, Class F, PO, zero %, 2022	3,529	3,123
FRB Ser. 3326, Class WF, zero %, 2035	22,873	21,501
FRB Ser. 3003, Class XF, zero %, 2035	5,469	5,462

Federal National Mortgage Association
IFB Ser. 11-101, Class SC, IO, 6.3s, 2040	732,000	139,541
IFB Ser. 404, Class S13, IO, 6.165s, 2040	1,997,171	272,266
IFB Ser. 11-101, Class BS, IO, 5.85s, 2039	2,920,000	452,658
IFB Ser. 11-101, Class SA, IO, 5.7s, 2041	387,000	69,420
Ser. 11-111, Class DS, IO, 4 1/2s, 2041 ∆	2,345,000	411,108
Ser. 11-111, Class SD, IO, 4 1/2s, 2041 ∆	2,539,000	499,469

Federal National Mortgage Association Grantor Trust
IFB Ser. 07-75, Class JS, 50.484s, 2037	76,802	162,933
IFB Ser. 06-62, Class PS, 38.493s, 2036	108,839	200,987
IFB Ser. 06-8, Class HP, 23.707s, 2036	103,857	165,730
IFB Ser. 07-53, Class SP, 23.34s, 2037	199,535	288,168
IFB Ser. 05-75, Class GS, 19.546s, 2035	219,884	315,590
Ser. 03-W10, Class 1, IO, 1.469s, 2043	224,778	10,115
Ser. 01-50, Class B1, IO, 0.403s, 2041	1,650,458	20,631
Ser. 02-W8, Class 1, IO, 0.339s, 2042	818,223	8,694
Ser. 01-79, Class BI, IO, 0.311s, 2045	567,842	6,033
Ser. 03-34, Class P1, PO, zero %, 2043	27,057	20,428
Ser. 04-61, Class CO, PO, zero %, 2031	27,685	26,585
FRB Ser. 06-104, Class EK, zero %, 2036	5,082	4,928

MORTGAGE-BACKED SECURITIES (3.5%)* cont.	Principal amount	Value

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.098s, 2020	$230,743	$5,999

First Horizon Alternative Mortgage Securities FRB
Ser. 06-AA5, Class A1, 2.271s, 2036	3,631,744	1,634,285

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class G, 7 1/2s, 2029	71,000	75,570

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.168s, 2043	8,232,342	58,565
Ser. 05-C3, Class XC, IO, 0.122s, 2045	103,395,116	508,307
Ser. 07-C1, Class XC, IO, 0.102s, 2049	23,071,794	117,297

GMAC Commercial Mortgage Securities, Inc.
Ser. 04-C3, Class AJ, 4.915s, 2041	415,000	382,407
Ser. 97-C1, Class X, IO, 1.324s, 2029	280,966	9,128
Ser. 05-C1, Class X1, IO, 0.308s, 2043	2,565,517	35,048

Government National Mortgage Association
Ser. 11-140, Class CI, 6s, 2040 ∆	6,994,000	909,220
IFB Ser. 11-35, Class AS, IO, 5.87s, 2037	2,731,628	351,377
Ser. 10-150, Class WI, IO, 5s, 2038	2,314,285	294,192
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,295,047	388,207
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,865,516	250,714
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	3,701,572	421,017
Ser. 99-31, Class MP, PO, zero %, 2029	5,892	5,185
FRB Ser. 07-35, Class UF, zero %, 2037	5,202	5,080

Greenwich Capital Commercial Funding Corp. FRB
Ser. 05-GG3, Class AJ, 4.859s, 2042	339,000	312,439

Greenwich Capital Commercial Funding Corp. 144A
Ser. 05-GG3, Class XC, IO, 0.566s, 2042	7,284,465	114,665

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2,
5.506s, 2038	301,448	305,688

GS Mortgage Securities Corp. II 144A
Ser. 04-C1, Class X1, IO, 1.163s, 2028	87,624	1
Ser. 03-C1, Class X1, IO, 0.999s, 2040	4,900,606	33,550
Ser. 06-GG6, Class XC, IO, 0.143s, 2038	2,869,779	5,022

IndyMac Indx Mortgage Loan Trust FRB Ser. 06-AR39,
Class A1, 0.415s, 2037	2,457,328	1,130,371

JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1,
0.435s, 2037	2,441,182	1,087,725

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	27,537	27,817
FRB Ser. 07-LD11, Class A2, 5.99s, 2049	34,987	35,600
Ser. 07-LD12, Class A2, 5.827s, 2051	402,315	410,221
Ser. 06-LDP9, Class A2S, 5.298s, 2047	1,038,000	1,041,145
Ser. 06-LDP8, Class A2, 5.289s, 2045	112,558	112,687
Ser. 06-LDP8, Class X, IO, 0.744s, 2045	2,768,503	57,823
Ser. 06-CB17, Class X, IO, 0.692s, 2043	13,047,985	283,989
Ser. 07-LDPX, Class X, IO, 0.516s, 2049	4,733,741	53,808

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	10,687	10,668
Ser. 05-LDP2, Class X1, IO, 0.366s, 2042	16,565,626	238,810
Ser. 05-CB12, Class X1, IO, 0.138s, 2037	3,200,231	25,682

MORTGAGE-BACKED SECURITIES (3.5%)* cont.	Principal amount	Value

Key Commercial Mortgage
Ser. 07-SL1, Class A2, 5.733s, 2040	$1,091,000	$960,080
Ser. 07-SL1, Class A1, 5.47s, 2040	164,814	153,277

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2040	1,628,340	1,658,052
Ser. 06-C6, Class AM, 5.413s, 2039	689,000	656,633
Ser. 06-C7, Class A2, 5.3s, 2038	139,198	139,650
Ser. 07-C2, Class XW, IO, 0.738s, 2040	1,110,753	22,854

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.886s, 2038	1,669,657	39,255
Ser. 05-C3, Class XCL, IO, 0.386s, 2040	3,955,711	72,370
Ser. 06-C7, Class XCL, IO, 0.382s, 2038	3,144,755	44,240
Ser. 05-C2, Class XCL, IO, 0.338s, 2040	10,136,601	72,953
Ser. 07-C2, Class XCL, IO, 0.257s, 2040	9,541,011	113,948
Ser. 05-C5, Class XCL, IO, 0.254s, 2040	10,748,869	158,804
Ser. 06-C6, Class XCL, IO, 0.241s, 2039	37,157,905	660,333
Ser. 06-C1, Class XCL, IO, 0.169s, 2041	8,803,407	90,613
Ser. 05-C7, Class XCL, IO, 0.157s, 2040	10,497,671	58,430

Luminent Mortgage Trust FRB Ser. 06-7, Class 1A1,
0.415s, 2036	1,898,663	987,305

Merit Securities Corp. 144A FRB Ser. 11PA, Class 3A1,
0.857s, 2027	192,734	157,284

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.424s, 2028	127,025	3,652

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.022s, 2050	57,000	59,997
FRB Ser. 07-C1, Class A2, 5.918s, 2050	317,982	320,965
Ser. 05-MCP1, Class XC, IO, 0.233s, 2043	3,483,040	37,446

Merrill Lynch Mortgage Trust 144A Ser. 04-KEY2, Class XC,
IO, 0.436s, 2039	2,132,742	51,943

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 6.166s, 2049	151,000	158,687
Ser. 06-1, Class A2, 5.439s, 2039	25,903	25,884
Ser. 07-6, Class A2, 5.331s, 2051	2,114,000	2,127,978
Ser. 2006-3, Class A2, 5.291s, 2046	502,928	500,492

Mezz Cap Commercial Mortgage Trust 144A
Ser. 05-C3, Class X, IO, 6.119s, 2044	349,240	20,954
Ser. 06-C4, Class X, IO, 3.604s, 2045	850,325	42,516

Morgan Stanley Capital I
Ser. 98-CF1, Class D, 7.35s, 2032	9,630	9,781
FRB Ser. 06-T23, Class A2, 5.922s, 2041	594,266	597,237
FRB Ser. 07-HQ12, Class A2, 5.774s, 2049	1,201,268	1,222,627
Ser. 07-IQ14, Class A2, 5.61s, 2049	459,996	467,420
FRB Ser. 07-HQ12, Class A2FL, 0.479s, 2049	552,130	483,059

Morgan Stanley Capital I 144A Ser. 05-HQ5, Class X1, IO,
0.171s, 2042	2,375,041	12,421

Morgan Stanley Dean Witter Capital I Ser. 03-HQ2, Class C,
5.15s, 2035	359,000	340,641

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 10.236s, 2043	1,333,143	1,361,232

MORTGAGE-BACKED SECURITIES (3.5%)* cont.	Principal amount	Value

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.987s, 2012	$324	$1

Salomon Brothers Mortgage Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 2.035s, 2036	2,060,161	16,893

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.023s, 2045	1,316,348	184,289
Ser. 07-4, Class 1A4, IO, 1s, 2045	1,316,348	53,477

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.947s, 2039	1,010,000	911,434

Vericrest Opportunity Loan Transferee 144A Ser. 10-NPL1,
Class M, 6s, 2039	732,954	729,289

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C32, Class A2, 5.926s, 2049	251,410	253,806
Ser. 07-C30, Class APB, 5.294s, 2043	709,000	744,573
Ser. 07-C34, IO, 0.544s, 2046	4,686,596	75,642
Ser. 06-C29, IO, 0.53s, 2048	41,992,665	665,584

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 03-C3, Class IOI, IO, 1.254s, 2035	385,801	4,005
Ser. 05-C18, Class XC, IO, 0.142s, 2042	10,568,531	83,808
Ser. 06-C26, Class XC, IO, 0.09s, 2045	15,130,719	44,938
Ser. 06-C23, Class XC, IO, 0.07s, 2045	4,256,773	19,113

Wachovia Mortgage Loan Trust, LLC FRB Ser. 06-AMN1,
Class A2, 0.385s, 2036	992,993	407,127

WAMU Commercial Mortgage Securities Trust 144A
Ser. 07-SL2, Class A1, 5.421s, 2049	1,417,438	1,297,153
Ser. 05-C1A, Class C, 4.9s, 2036	70,000	70,554

Total mortgage-backed securities (cost $50,544,816)		$50,510,835

COMMODITY LINKED NOTES (1.4%)*	Principal amount	Value

Citigroup Funding, Inc. 144A notes zero %, 2011 (Indexed
to the 1 Yr Dow Jones-UBS Ex-Energy 3-Month Forward Total
Return Index)	$15,900,000	$16,485,963

UBS AG/Jersey Branch 144A zero %, 2012 (Indexed to the UBS
Bloomberg CMCI Composite Index) (Jersey)	5,220,000	3,831,978

Total commodity linked notes (cost $21,120,000)		$20,317,941

ASSET-BACKED SECURITIES (1.4%)*	Principal amount	Value

Ace Securities Corp. FRB Ser. 06-HE3, Class A2C, 0.385s, 2036	$119,000	$45,147

Ace Securities Corp. 144A Ser. 03-MH1, Class M2, 6 1/2s, 2030	332,303	331,472

Bear Stearns Asset Backed Securities, Inc. FRB
Ser. 03-ABF1, Class A, 0.605s, 2034	5,661	4,102

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	3,209,063	2,197,245
Ser. 00-A, Class A3, 7.83s, 2030	3,856,412	2,429,539

Conseco Finance Securitizations Corp. FRB Ser. 02-1,
Class M1A, 2.272s, 2033	1,225,000	1,064,997

Credit-Based Asset Servicing and Securitization FRB
Ser. 02-CB2, Class A2, 1.335s, 2032	20,593	16,077

ASSET-BACKED SECURITIES (1.4%)* cont.	Principal amount		Value

Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019		$1,111,427	$554,111
Ser. 96-6, Class M1, 7.95s, 2027		2,582,000	2,685,280
Ser. 97-6, Class A9, 7.55s, 2029		45,408	48,037
Ser. 97-2, Class M1, 7.54s, 2028		1,261,270	920,727
Ser. 97-6, Class M1, 7.21s, 2029		293,000	254,079
Ser. 96-2, Class A4, 7.2s, 2026		12,818	12,837
Ser. 95-10, Class B1, 7.05s, 2027		311,648	329,567
Ser. 93-3, Class B, 6.85s, 2018		70,719	64,299
Ser. 99-1, Class A6, 6.37s, 2025		112,596	115,411

Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031		3,299,886	3,295,761

GSAA Home Equity Trust
FRB Ser. 05-11, Class 3A4, 0.485s, 2035		323,455	250,677
FRB Ser. 06-16, Class A3A, 0.475s, 2036		846,482	393,085
FRB Ser. 06-3, Class A2, 0.425s, 2036		949,085	412,852
FRB Ser. 06-16, Class A1, 0.295s, 2036		308,796	123,518

Merrill Lynch Mortgage Investors, Inc. FRB Ser. 04-HE2,
Class A1A, 0.635s, 2035		2,087	1,895

Mid-State Trust Ser. 11, Class B, 8.221s, 2038		58,508	58,470

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.395s, 2036		99,698	41,352
FRB Ser. 06-2, Class A2C, 0.385s, 2036		138,000	71,317

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022		54,849	42,940
Ser. 01-D, Class A4, 6.93s, 2031		1,288,407	1,023,882
Ser. 98-A, Class M, 6.825s, 2028		454,000	441,717
Ser. 01-E, Class A4, 6.81s, 2031		582,384	507,766
Ser. 99-B, Class A3, 6.45s, 2017		88,026	83,653
Ser. 99-A, Class A3, 6.09s, 2029		108,037	109,477
Ser. 02-C, Class A1, 5.41s, 2032		688,729	662,902
Ser. 01-D, Class A2, 5.26s, 2019		740,739	459,258
Ser. 02-A, Class A2, 5.01s, 2020		138,839	132,942

Residential Asset Mortgage Products, Inc. FRB Ser. 07-RZ1,
Class A2, 0.395s, 2037		199,067	113,415

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.445s, 2036		234,000	67,794

Total asset-backed securities (cost $19,372,980)			$19,367,600

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.0%)*	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.04% versus the three month
USD-LIBOR-BBA maturing September 11, 2025.	Sep-15/4.04	$15,352,800	$1,819,767

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.375% versus the three month
USD-LIBOR-BBA maturing August 10, 2045.	Aug-15/4.375	1,200,900	372,207

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	Aug-15/4.375	1,200,900	75,861

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.0%)* cont.	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	Aug-15/4.46	$1,200,900	$387,482

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 4.46% versus
the three month USD-LIBOR-BBA
maturing August 7, 2045.	Aug-15/4.46	1,200,900	71,778

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA
maturing September 14, 2026.	Sep-16/3.49	1,127,866	98,260

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 3.49% versus
the three month USD-LIBOR-BBA
maturing September 14, 2026.	Sep-16/3.49	1,127,866	72,397

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 4.04% versus
the three month USD-LIBOR-BBA
maturing September 11, 2025.	Sep-15/4.04	15,352,800	629,004

Option on an interest rate swap with Credit
Suisse International for the right
to receive a fixed rate of 2.855% versus
the three month USD-LIBOR-BBA
maturing August 15, 2022.	Aug-12/2.855	6,040,800	388,061

Option on an interest rate swap with Credit
Suisse International for the right to pay
a fixed rate of 2.855% versus the
three month USD-LIBOR-BBA
maturing August 15, 2022.	Aug-12/2.855	6,040,800	115,295

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA
maturing August 3, 2022.	Aug-12/3.37	7,200,062	732,102

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 3.37% versus the
three month USD-LIBOR-BBA
maturing August 3, 2022.	Aug-12/3.37	7,200,062	67,969

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 3.52% versus
the three month USD-LIBOR-BBA
maturing August 1, 2022.	Jul-12/3.52	6,000,051	681,366

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 3.36% versus
the three month USD-LIBOR-BBA
maturing August 1, 2022.	Jul-12/3.36	6,000,051	605,825

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.0%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 3.36% versus the
three month USD-LIBOR-BBA
maturing August 1, 2022.	Jul-12/3.36	$6,000,051	$56,880

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 3.52% versus the
three month USD-LIBOR-BBA
maturing August 1, 2022.	Jul-12/3.52	6,000,051	45,720

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 3.51% versus
the three month USD-LIBOR-BBA
maturing July 30, 2022.	Jul-12/3.51	2,400,021	270,698

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 3.51% versus the
three month USD-LIBOR-BBA
maturing July 30, 2022.	Jul-12/3.51	2,400,021	18,240

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 3.5375%
versus the three month USD-LIBOR-BBA
maturing July 27, 2022.	Jul-12/3.5375	6,000,051	691,026

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 3.5375% versus the
three month USD-LIBOR-BBA
maturing July 27, 2022.	Jul-12/3.5375	6,000,051	43,560

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 3.54%
versus the three month USD-LIBOR-BBA
maturing July 25, 2022.	Jul-12/3.54	5,633,245	650,358

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 3.54% versus
the three month USD-LIBOR-BBA
maturing July 25, 2022.	Jul-12/3.54	5,633,245	40,334

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA
maturing July 24, 2022.	Jul-12/3.49	5,997,414	668,352

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 3.49% versus
the three month USD-LIBOR-BBA
maturing July 24, 2022.	Jul-12/3.49	5,997,414	45,520

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.075% versus
the three month USD-LIBOR-BBA
maturing March 26, 2022.	Mar-12/2.075	1,649,000	57,830

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.0%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.075%
versus the three month USD-LIBOR-BBA
maturing March 26, 2022.	Mar-12/2.075	$1,649,000	$31,644

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 0.52% versus the
three month USD-LIBOR-BBA
maturing March 23, 2014.	Mar-12/0.52	13,241,000	54,156

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 0.52% versus
the three month USD-LIBOR-BBA
maturing March 23, 2014.	Mar-12/0.52	13,241,000	13,241

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 1.86%
versus the three month USD-LIBOR-BBA
maturing March 7, 2017.	Mar-12/1.86	3,688,610	89,596

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 1.86% versus
the three month USD-LIBOR-BBA
maturing March 7, 2017.	Mar-12/1.86	3,688,610	15,599

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.0525%
versus the three month USD-LIBOR-BBA
maturing February 24, 2022.	Feb-12/2.0525	1,649,000	54,565

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.0525%
versus the three month USD-LIBOR-BBA
maturing February 24, 2022.	Feb-12/2.0525	1,649,000	28,478

Option on an interest rate swap with Bank
of America, N.A. for the right to receive
a fixed rate of 1.81% versus the three
month USD-LIBOR-BBA maturing
February 7, 2017.	Feb-12/1.81	2,375,715	53,786

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a
fixed rate of 1.81% versus the three
month USD-LIBOR-BBA maturing
February 7, 2017.	Feb-12/1.81	2,375,715	7,930

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 0.555%
versus the three month USD-LIBOR-BBA
maturing February 3, 2014.	Feb-12/0.555	11,105,188	33,871

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 0.555% versus
the three month USD-LIBOR-BBA
maturing February 3, 2014.	Feb-12/0.555	11,105,188	12,882

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.0%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.03% versus
the three month USD-LIBOR-BBA
maturing January 25, 2022.	Jan-12/2.03	$1,649,000	$50,756

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.03%
versus the three month USD-LIBOR-BBA
maturing January 25, 2022.	Jan-12/2.03	1,649,000	24,702

Option on an interest rate swap with UBS AG
for the right to pay a fixed rate of 1.722%
versus the six month CHF-LIBOR-BBA
maturing January 23, 2014.	Jan-12/1.722	CHF 13,400,000	7,400

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 3.60%
versus the three month USD-LIBOR-BBA
maturing January 5, 2042.	Jan-12/3.60	$4,618,020	878,117

Option on an interest rate swap with
Deutsche Bank AG for the right to pay
a fixed rate of 0.545% versus the
three month USD-LIBOR-BBA
maturing January 5, 2014.	Jan-12/0.545	11,105,188	30,428

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 0.545% versus
the three month USD-LIBOR-BBA
maturing January 5, 2014.	Jan-12/0.545	11,105,188	10,883

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA
maturing January 5, 2042.	Jan-12/4.60	4,618,020	1,524

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 0.61% versus
the three month USD-LIBOR-BBA
maturing January 4, 2014.	Dec-11/0.61	6,620,000	12,472

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.61%
versus the three month USD-LIBOR-BBA
maturing January 4, 2014.	Dec-11/0.61	6,620,000	10,528

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 0.6075% versus the
three month USD-LIBOR-BBA
maturing January 3, 2014.	Dec-11/0.6075	5,641,000	11,395

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 0.6075%
versus the three month USD-LIBOR-BBA
maturing January 3, 2014.	Dec-11/0.6075	5,641,000	8,687

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.0%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.01% versus
the three month USD-LIBOR-BBA
maturing December 28, 2021.	Dec-11/2.01	$1,649,000	$45,908

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.01%
versus the three month USD-LIBOR-BBA
maturing December 28, 2021.	Dec-11/2.01	1,649,000	20,068

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 0.476% versus
the three month USD-LIBOR-BBA
maturing December 23, 2013.	Dec-11/0.476	13,241,000	45,152

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.476%
versus the three month USD-LIBOR-BBA
maturing December 23, 2013.	Dec-11/0.476	13,241,000	6,091

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 0.53% versus
the three month USD-LIBOR-BBA
maturing December 21, 2013.	Dec-11/0.53	13,241,000	35,353

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.53%
versus the three month USD-LIBOR-BBA
maturing December 21, 2013.	Dec-11/0.53	13,241,000	10,460

Option on an interest rate swap with Bank
of America, N.A. for the right to receive
a fixed rate of 2.355% versus the
three month USD-LIBOR-BBA
maturing December 19, 2021.	Dec-11/2.355	4,375,000	125,563

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a
fixed rate of 2.355% versus the three
month USD-LIBOR-BBA maturing
December 19, 2021.	Dec-11/2.355	4,375,000	52,894

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 0.745% versus
the three month USD-LIBOR-BBA
maturing December 19, 2041.	Dec-11/0.745	8,462,000	33,848

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 1.3525% versus the
three month USD-LIBOR-BBA
maturing December 19, 2016.	Dec-11/1.3525	4,375,000	30,581

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 1.3525%
versus the three month USD-LIBOR-BBA
maturing December 19, 2016.	Dec-11/1.3525	4,375,000	29,531

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.0%)* cont.	strike price	amount	Value

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.745%
versus the three month USD-LIBOR-BBA
maturing December 19, 2041	Dec-11/0.745	$8,462,000	$16,332

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 2.99%
versus the three month USD-LIBOR-BBA
maturing December 14, 2041.	Dec-11/2.99	9,477,883	799,744

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 2.99% versus
the three month USD-LIBOR-BBA
maturing December 14, 2041.	Dec-11/2.99	9,477,883	261,400

Option on an interest rate swap with
Deutsche Bank AG for the right to receive
a fixed rate of 3.855% versus the three
month USD-LIBOR-BBA maturing
December 6, 2041.	Dec-11/3.855	3,492,054	837,150

Option on an interest rate swap with
Deutsche Bank AG for the right to pay
a fixed rate of 4.355% versus the
three month USD-LIBOR-BBA
maturing December 6, 2041.	Dec-11/4.355	3,492,054	663

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a
fixed rate of 0.5325% versus the three
month USD-LIBOR-BBA maturing
December 5, 2013.	Dec-11/0.5325	11,105,188	25,653

Option on an interest rate swap with Bank
of America, N.A. for the right to receive
a fixed rate of 0.5325% versus the
three month USD-LIBOR-BBA
maturing December 5, 2013.	Dec-11/0.5325	11,105,188	7,885

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 3.21% versus
the three month USD-LIBOR-BBA
maturing November 23, 2021.	Nov-11/3.21	5,375,417	523,458

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 3.21% versus the
three month USD-LIBOR-BBA
maturing November 23, 2021.	Nov-11/3.21	5,375,417	1,613

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to receive a fixed rate of 2.3175%
versus the three month USD-LIBOR-BBA
maturing November 17, 2021.	Nov-11/2.3175	4,375,000	106,138

Option on an interest rate swap
with JPMorgan Chase Bank, N.A. for the
right to pay a fixed rate of 2.3175%
versus the three month USD-LIBOR-BBA
maturing November 17, 2021.	Nov-11/2.3175	4,375,000	37,800

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.0%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 0.715% versus
the three month USD-LIBOR-BBA
maturing November 17, 2014.	Nov-11/0.715	$8,462,000	$28,068

Option on an interest rate swap with
Deutsche Bank AG for the right to pay
a fixed rate of 1.30% versus the three
month USD-LIBOR-BBA
maturing November 17, 2016.	Nov-11/1.30	4,375,000	24,413

Option on an interest rate swap
with Deutsche Bank AG for the right
to receive a fixed rate of 1.30% versus
the three month USD-LIBOR-BBA
maturing November 17, 2016.	Nov-11/1.30	4,375,000	20,781

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 0.715%
versus the three month USD-LIBOR-BBA
maturing November 17, 2014.	Nov-11/0.715	8,462,000	11,170

Option on an interest rate swap
with Goldman Sachs International for the
right to receive a fixed rate of 4.0325%
versus the three month USD-LIBOR-BBA
maturing November 4, 2041.	Nov-11/4.0325	3,049,978	848,656

Option on an interest rate swap
with Goldman Sachs International for the
right to pay a fixed rate of 4.0325%
versus the three month USD-LIBOR-BBA
maturing November 4, 2041.	Nov-11/4.0325	3,049,978	183

Option on an interest rate swap with Bank
of America, N.A. for the right to pay a
fixed rate of 0.5175% versus the three
month USD-LIBOR-BBA maturing
November 3, 2013.	Nov-11/0.5175	11,105,188	23,321

Option on an interest rate swap with Bank
of America, N.A. for the right to receive
a fixed rate of 0.5175% versus the
three month USD-LIBOR-BBA
maturing November 3, 2013.	Nov-11/0.5175	11,105,188	6,219

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to receive a fixed rate of 3.17% versus
the three month USD-LIBOR-BBA
maturing October 21, 2021.	Oct-11/3.17	4,683,843	449,934

Option on an interest rate swap
with Barclay’s Bank PLC for the right
to pay a fixed rate of 3.17% versus the
three month USD-LIBOR-BBA
maturing October 21, 2021.	Oct-11/3.17	4,683,843	14

Total purchased options outstanding (cost $9,539,620)			$14,614,576

FOREIGN GOVERNMENT BONDS AND NOTES (0.8%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$125,000	$100,000

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		850,000	810,501

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		4,755,000	4,030,386

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.439s, 2012		8,160,000	949,416

Brazil (Federal Republic of) notes 10s, 2012	BRL	4,130	2,239,158

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021		$800,000	808,000

Ukraine (Government of ) Financing of Infrastructural
Projects State Enterprise 144A govt. guaranty notes 8 3/8s, 2017		150,000	138,000

Ukraine (Government of) 144A bonds 7 3/4s, 2020		450,000	405,000

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		2,200,000	2,117,500

Total foreign government bonds and notes (cost $12,664,588)			$11,597,961

SENIOR LOANS (0.4%)* [c]	Principal amount		Value

AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017		$210,000	$183,225

American Rock Salt Co., LLC / American Rock Capital Corp.
bank term loan FRN 5 1/2s, 2017		9,813	9,297

Ardent Health Services bank term loan FRN 6 1/2s, 2015		15,000	14,588

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015		290,575	282,584

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B, 6 1/4s, 2017		74,063	71,047

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B2, 3.218s, 2015		135,000	112,781

CCM Merger, Inc. bank term loan FRN Ser. B, 7s, 2017		370,555	357,122

Cengage Learning Acquisitions, Inc. bank term loan FRN
Ser. B, 2 1/2s, 2014		83,053	65,434

Claire’s Stores, Inc. bank term loan FRN 2.996s, 2014		212,285	179,115

Clear Channel Communications, Inc. bank term loan FRN
Ser. A, 3.621s, 2014		120,000	99,975

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016		86,183	85,250

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018		169,575	156,603

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018		224,438	212,982

Exopack, LLC bank term loan FRN Ser. B, 6 1/2s, 2017		109,725	102,044

First Data Corp. bank term loan FRN 4.217s, 2018		560,071	459,609

First Data Corp. bank term loan FRN Ser. B3, 2.967s, 2014		59,603	52,053

Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016		178,358	174,902

Goodman Global, Inc. bank term loan FRN 9s, 2017		155,000	155,258

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016		156,044	154,256

Grifols SA bank term loan FRN Ser. B, 6s, 2016 (Spain)		144,638	141,600

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018		333,325	310,409

INEOS Group Holdings, Ltd. bank term loan FRN Ser. C2,
8s, 2014		173,448	171,280

INEOS U.S. Finance, LLC bank term loan FRN Ser. B2, 7 1/2s, 2013		173,049	170,886

Intelsat Jackson Holdings SA bank term loan FRN 3.246s,
2014 (Luxembourg)		400,000	371,000

SENIOR LOANS (0.4%)* [c] cont.		Principal amount		Value

KAR Auction Services, Inc. bank term loan FRN Ser. B, 5s, 2017			$89,775	$86,857

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018			195,000	180,565

Nortek, Inc. bank term loan FRN Ser. B, 5 1/4s, 2017			69,825	66,334

Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017			390,000	380,640

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017			300,000	289,650

Six Flags Theme Parks bank term loan FRN Ser. B, 5 1/4s, 2016			478,929	472,942

SRAM Corp. bank term loan FRN 8 1/2s, 2018			75,000	74,251

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.726s, 2017			799,610	534,490

Total senior loans (cost $6,647,207)				$6,179,029

CONVERTIBLE PREFERRED STOCKS (0.1%)*			Shares	Value

Apache Corp. Ser. D, $3.00 cv. pfd.			4,097	$211,508

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd.			7,578	137,692

General Motors Co. Ser. B, $2.375 cv. pfd.			5,637	196,943

Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd. (In default) †			684	616

Lucent Technologies Capital Trust I 7.75% cv. pfd.			217	180,096

Total convertible preferred stocks (cost $1,482,861)				$726,855

PREFERRED STOCKS (—%)*			Shares	Value

Ally Financial, Inc. 144A Ser. G, 7.00% cum. pfd.			471	$315,408

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			15,430	281,598

Total preferred stocks (cost $727,853)				$597,006

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount		Value

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			$49,000	$64,381

Meritor, Inc. cv. company guaranty sr. unsec. notes 4s, 2027			145,000	98,781

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			134,000	137,853

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036			135,000	123,188

Total convertible bonds and notes (cost $452,817)				$424,203

MUNICIPAL BONDS AND NOTES (—%)*		Principal amount		Value

IL State G.O. Bonds
4.421s, 1/1/15			$50,000	$52,160
4.071s, 1/1/14			150,000	154,764

Total municipal bonds and notes (cost $200,000)				$206,924

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	62	$713

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	49,174	11,802

Total warrants (cost $10,021)				$12,515

SHORT-TERM INVESTMENTS (32.3%)*	Principal amount/shares			Value

Putnam Cash Collateral Pool, LLC 0.16% [d]		57,181,030		$57,181,030

Putnam Money Market Liquidity Fund 0.10% [e]		232,267,965		232,267,965

Federal Home Loan Bank commercial paper discount notes
with an effective yield of 0.015%, December 7, 2011		$14,000,000		13,999,602

SHORT-TERM INVESTMENTS (32.3%)* cont.	Principal amount/shares	Value

Federal Home Loan Mortgage Corp. commercial paper
discount notes with an effective yield of 0.015%,
December 12, 2011	$13,000,000	$12,998,961

Federal National Mortgage Association commercial paper
discount notes with an effective yield of 0.040%,
December 12, 2011	5,000,000	4,999,302

Straight-A Funding, LLC commercial paper with an
effective yield of 0.188%, December 19, 2011	8,000,000	7,996,668

Straight-A Funding, LLC commercial paper with an
effective yield of 0.158%, October 4, 2011	14,000,000	13,999,811

Straight-A Funding, LLC commercial paper with an
effective yield of 0.158%, October 4, 2011	13,000,000	12,999,828

Straight-A Funding, LLC commercial paper with an
effective yield of 0.158%, October 3, 2011	5,000,000	4,999,958

U.S. Treasury Bills with an effective yield of 0.100%,
December 1, 2011 # ##	29,231,000	29,226,003

U.S. Treasury Bills with an effective yield of 0.094%,
July 26, 2012	139,000	138,869

U. S. Treasury Bills with an effective yield of zero %,
March 22, 2012 [i]	196,000	195,961

U. S. Treasury Bills with an effective yield of zero %,
March 15, 2012 [i]	172,000	171,966

U.S. Treasury Bills with effective yields ranging from
0.240% to 0.259%, October 20, 2011 # ##	34,068,000	34,063,541

U.S. Treasury Bills with effective yields ranging from
0.104% to 0.109%, February 9, 2012 # ##	3,490,000	3,486,316

U.S. Treasury Bills with effective yields ranging from
0.085% to 0.125%, May 3, 2012 # ##	25,906,000	25,883,565

U.S. Treasury Bills with effective yields ranging from
0.080% to 0.094%, November 17, 2011 # ##	8,514,000	8,512,945

Total short-term investments (cost $463,130,192)		$463,122,291

TOTAL INVESTMENTS

Total investments (cost $1,697,164,322)		$1,658,395,908

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
SEK	Swedish Krona
USD/$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts
CVR	Contingent Value Rights
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GDR	Global Depository Receipts
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNI	Medium Term Notes Class I
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2010 through September 30, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,434,561,956.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of the restricted security held at the close of the reporting period was $118,048, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

∆ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $440,437,101 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR, SDR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $452,588,179)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	10/19/11	$1,601,093	$1,732,438	$131,345

	Brazilian Real	Buy	10/19/11	1,265,921	1,438,191	(172,270)

	British Pound	Sell	10/19/11	5,185,544	5,293,454	107,910

	Canadian Dollar	Sell	10/19/11	7,244,707	7,637,327	392,620

	Chilean Peso	Sell	10/19/11	225,996	252,671	26,675

	Czech Koruna	Sell	10/19/11	197,380	201,220	3,840

	Euro	Sell	10/19/11	7,028,479	7,321,100	292,621

	Hungarian Forint	Buy	10/19/11	469,776	520,773	(50,997)

	Japanese Yen	Buy	10/19/11	1,113,155	1,108,871	4,284

	Mexican Peso	Sell	10/19/11	399,790	429,002	29,212

	Norwegian Krone	Sell	10/19/11	1,561,384	1,692,409	131,025

	Russian Ruble	Buy	10/19/11	155,320	169,247	(13,927)

	Singapore Dollar	Sell	10/19/11	64,289	64,767	478

	South African Rand	Buy	10/19/11	696,798	781,710	(84,912)

	South Korean Won	Sell	10/19/11	1,958,321	2,139,480	181,159

	Swedish Krona	Buy	10/19/11	1,376,587	1,473,120	(96,533)

	Swiss Franc	Buy	10/19/11	801,224	844,385	(43,161)

	Taiwan Dollar	Buy	10/19/11	850,690	895,164	(44,474)

	Turkish Lira	Buy	10/19/11	131,758	138,862	(7,104)

Barclays Bank PLC

	Australian Dollar	Sell	10/19/11	6,388,496	6,807,003	418,507

	Brazilian Real	Sell	10/19/11	2,141,433	2,422,079	280,646

	British Pound	Sell	10/19/11	8,083,376	8,240,413	157,037

	Canadian Dollar	Buy	10/19/11	1,359,454	1,432,001	(72,547)

	Chilean Peso	Buy	10/19/11	346,748	386,635	(39,887)

	Czech Koruna	Sell	10/19/11	708,552	728,889	20,337

	Euro	Buy	10/19/11	11,444,962	11,900,396	(455,434)

	Hungarian Forint	Buy	10/19/11	816,499	902,526	(86,027)

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $452,588,179) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Indian Rupee	Sell	10/19/11	$1,064,026	$1,124,357	$60,331

	Japanese Yen	Sell	10/19/11	803,501	799,375	(4,126)

	Malaysian Ringgit	Buy	10/19/11	225,081	240,083	(15,002)

	Mexican Peso	Sell	10/19/11	313,143	347,522	34,379

	New Zealand Dollar	Buy	10/19/11	80,979	88,314	(7,335)

	Norwegian Krone	Sell	10/19/11	2,362,709	2,406,569	43,860

	Polish Zloty	Sell	10/19/11	1,113,225	1,218,315	105,090

	Russian Ruble	Sell	10/19/11	629,146	684,530	55,384

	Singapore Dollar	Sell	10/19/11	771,848	794,413	22,565

	South Korean Won	Sell	10/19/11	356,280	389,166	32,886

	Swedish Krona	Sell	10/19/11	2,039,828	2,185,903	146,075

	Swiss Franc	Sell	10/19/11	1,659,789	1,763,407	103,618

	Taiwan Dollar	Sell	10/19/11	741,146	775,207	34,061

	Thai Baht	Buy	10/19/11	18,167	18,785	(618)

	Turkish Lira	Buy	10/19/11	511,454	539,215	(27,761)

Citibank, N.A.

	Australian Dollar	Sell	10/19/11	4,107,098	4,440,840	333,742

	Brazilian Real	Buy	10/19/11	384,910	436,975	(52,065)

	British Pound	Buy	10/19/11	8,131,954	8,293,838	(161,884)

	Canadian Dollar	Buy	10/19/11	40,502	42,676	(2,174)

	Chilean Peso	Sell	10/19/11	245,502	273,890	28,388

	Czech Koruna	Buy	10/19/11	958,781	1,016,126	(57,345)

	Danish Krone	Buy	10/19/11	1,513,638	1,583,410	(69,772)

	Euro	Buy	10/19/11	5,469,413	5,687,161	(217,748)

	Hong Kong Dollar	Sell	10/19/11	1,252,411	1,251,136	(1,275)

	Hungarian Forint	Buy	10/19/11	844,651	934,116	(89,465)

	Japanese Yen	Sell	10/19/11	605,153	606,371	1,218

	Mexican Peso	Buy	10/19/11	928,715	1,031,179	(102,464)

	New Zealand Dollar	Sell	10/19/11	518,278	564,627	46,349

	Norwegian Krone	Sell	10/19/11	216,347	234,724	18,377

	Polish Zloty	Sell	10/19/11	1,513,434	1,653,616	140,182

	Singapore Dollar	Sell	10/19/11	35,053	28,205	(6,848)

	South African Rand	Sell	10/19/11	483,473	543,165	59,692

	South Korean Won	Buy	10/19/11	322,658	352,997	(30,339)

	Swedish Krona	Buy	10/19/11	2,564,816	2,746,305	(181,489)

	Swiss Franc	Sell	10/19/11	1,285,472	1,355,050	69,578

	Taiwan Dollar	Sell	10/19/11	2,139,035	2,236,341	97,306

	Turkish Lira	Buy	10/19/11	507,157	534,745	(27,588)

Credit Suisse AG

	Australian Dollar	Sell	10/19/11	7,218,958	7,650,300	431,342

	Brazilian Real	Sell	10/19/11	27,335	30,912	3,577

	British Pound	Buy	10/19/11	8,145,075	8,221,507	(76,432)

	Canadian Dollar	Sell	10/19/11	2,617,030	2,759,657	142,627

	Chilean Peso	Buy	10/19/11	117,297	130,973	(13,676)

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $452,588,179) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Czech Koruna	Buy	10/19/11	$695,425	$735,015	$(39,590)

	Euro	Sell	10/19/11	10,473,212	10,880,402	407,190

	Hungarian Forint	Sell	10/19/11	1,188,913	1,257,517	68,604

	Indian Rupee	Sell	10/19/11	2,134,951	2,256,004	121,053

	Japanese Yen	Sell	10/19/11	2,928,133	2,909,381	(18,752)

	Malaysian Ringgit	Sell	10/19/11	443,119	457,351	14,232

	Mexican Peso	Sell	10/19/11	670,560	721,145	50,585

	Norwegian Krone	Buy	10/19/11	725,627	787,731	(62,104)

	Polish Zloty	Sell	10/19/11	1,775,006	1,942,600	167,594

	Russian Ruble	Buy	10/19/11	85,187	92,650	(7,463)

	South African Rand	Buy	10/19/11	32,016	36,721	(4,705)

	South Korean Won	Sell	10/19/11	981,092	1,055,628	74,536

	Swedish Krona	Sell	10/19/11	1,508,130	1,614,620	106,490

	Swiss Franc	Buy	10/19/11	1,049,259	1,104,546	(55,287)

	Taiwan Dollar	Sell	10/19/11	1,063,643	1,100,470	36,827

	Turkish Lira	Sell	10/19/11	243,427	256,582	13,155

Deutsche Bank AG

	Australian Dollar	Buy	10/19/11	6,377,072	6,898,711	(521,639)

	Brazilian Real	Sell	10/19/11	117,324	132,834	15,510

	British Pound	Sell	10/19/11	1,002,026	1,022,359	20,333

	Canadian Dollar	Buy	10/19/11	2,569,730	2,721,419	(151,689)

	Chilean Peso	Sell	10/19/11	566,682	633,842	67,160

	Czech Koruna	Sell	10/19/11	628,275	650,215	21,940

	Euro	Sell	10/19/11	3,630,173	3,781,338	151,165

	Hungarian Forint	Sell	10/19/11	839,018	928,262	89,244

	Malaysian Ringgit	Sell	10/19/11	660,813	683,999	23,186

	Mexican Peso	Buy	10/19/11	889,668	987,153	(97,485)

	New Zealand Dollar	Sell	10/19/11	600,324	654,482	54,158

	Norwegian Krone	Sell	10/19/11	1,583,615	1,718,609	134,994

	Polish Zloty	Sell	10/19/11	1,755,845	1,859,777	103,932

	Singapore Dollar	Buy	10/19/11	1,159,111	1,247,077	(87,966)

	South Korean Won	Sell	10/19/11	580,559	634,441	53,882

	Swedish Krona	Buy	10/19/11	1,081,248	1,158,884	(77,636)

	Swiss Franc	Buy	10/19/11	2,745,949	2,893,802	(147,853)

	Taiwan Dollar	Sell	10/19/11	759,118	794,551	35,433

	Turkish Lira	Sell	10/19/11	499,315	526,000	26,685

Goldman Sachs International

	Australian Dollar	Sell	10/19/11	623,088	673,862	50,774

	British Pound	Buy	10/19/11	1,798,805	1,834,602	(35,797)

	Canadian Dollar	Sell	10/19/11	3,849,711	4,055,861	206,150

	Chilean Peso	Buy	10/19/11	470,532	525,844	(55,312)

	Euro	Sell	10/19/11	2,062,653	2,112,198	49,545

	Hungarian Forint	Buy	10/19/11	206,271	227,704	(21,433)

	Japanese Yen	Buy	10/19/11	9,780,001	9,722,004	57,997

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $452,588,179) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Norwegian Krone	Sell	10/19/11	$1,472,733	$1,597,550	$124,817

	Polish Zloty	Buy	10/19/11	209,063	228,458	(19,395)

	South African Rand	Buy	10/19/11	125,626	141,765	(16,139)

	Swedish Krona	Sell	10/19/11	587,008	628,379	41,371

	Swiss Franc	Sell	10/19/11	4,037,498	4,249,796	212,298

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/19/11	200,306	216,622	(16,316)

	British Pound	Buy	10/19/11	428,263	436,934	(8,671)

	Euro	Sell	10/19/11	3,586,564	3,673,158	86,594

	Hong Kong Dollar	Sell	10/19/11	3,240,446	3,237,346	(3,100)

	Indian Rupee	Sell	10/19/11	572,603	606,441	33,838

	Japanese Yen	Sell	10/19/11	4,991,129	4,962,194	(28,935)

	New Zealand Dollar	Sell	10/19/11	356,168	388,300	32,132

	Norwegian Krone	Buy	10/19/11	969,399	1,051,977	(82,578)

	Singapore Dollar	Buy	10/19/11	4,460,568	4,799,203	(338,635)

	South Korean Won	Buy	10/19/11	1,401,668	1,534,036	(132,368)

	Swiss Franc	Buy	10/19/11	5,122,774	5,389,632	(266,858)

	Taiwan Dollar	Sell	10/19/11	1,354,339	1,416,823	62,484

JPMorgan Chase Bank, N.A.

	Australian Dollar	Sell	10/19/11	2,123,303	2,296,894	173,591

	Brazilian Real	Sell	10/19/11	487,007	550,140	63,133

	British Pound	Buy	10/19/11	8,642,730	8,781,727	(138,997)

	Canadian Dollar	Sell	10/19/11	4,147,684	4,360,932	213,248

	Chilean Peso	Buy	10/19/11	364,073	405,128	(41,055)

	Czech Koruna	Buy	10/19/11	390,418	413,161	(22,743)

	Euro	Buy	10/19/11	636,964	663,794	(26,830)

	Hong Kong Dollar	Sell	10/19/11	903,184	902,374	(810)

	Hungarian Forint	Sell	10/19/11	1,503,566	1,661,983	158,417

	Japanese Yen	Buy	10/19/11	6,367,330	6,328,999	38,331

	Malaysian Ringgit	Sell	10/19/11	41,134	42,490	1,356

	Mexican Peso	Sell	10/19/11	310,169	344,233	34,064

	New Zealand Dollar	Buy	10/19/11	731,323	797,423	(66,100)

	Norwegian Krone	Sell	10/19/11	1,213,599	1,315,563	101,964

	Polish Zloty	Buy	10/19/11	975,466	1,065,148	(89,682)

	Russian Ruble	Buy	10/19/11	155,320	168,857	(13,537)

	Singapore Dollar	Sell	10/19/11	2,382,510	2,564,673	182,163

	South African Rand	Buy	10/19/11	1,067,395	1,216,729	(149,334)

	South Korean Won	Buy	10/19/11	223,571	247,443	(23,872)

	Swedish Krona	Sell	10/19/11	679,295	727,271	47,976

	Swiss Franc	Buy	10/19/11	4,265,093	4,492,991	(227,898)

	Taiwan Dollar	Buy	10/19/11	149,694	157,574	(7,880)

	Thai Baht	Buy	10/19/11	42,012	43,497	(1,485)

	Turkish Lira	Sell	10/19/11	454,357	477,802	23,445

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $452,588,179) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	10/19/11	$1,680,577	$1,737,335	$56,758

	Brazilian Real	Sell	10/19/11	407,487	460,284	52,797

	British Pound	Sell	10/19/11	6,482,008	6,614,190	132,182

	Canadian Dollar	Sell	10/19/11	200,691	208,765	8,074

	Chilean Peso	Sell	10/19/11	37,344	41,706	4,362

	Czech Koruna	Buy	10/19/11	509,048	538,702	(29,654)

	Euro	Buy	10/19/11	7,280,072	7,584,656	(304,584)

	Hungarian Forint	Buy	10/19/11	729,345	808,356	(79,011)

	Indian Rupee	Sell	10/19/11	1,146,605	1,211,228	64,623

	Japanese Yen	Buy	10/19/11	8,650,022	8,597,506	52,516

	Malaysian Ringgit	Buy	10/19/11	636,551	682,481	(45,930)

	Mexican Peso	Sell	10/19/11	1,142,178	1,260,577	118,399

	New Zealand Dollar	Sell	10/19/11	136,032	148,304	12,272

	Norwegian Krone	Sell	10/19/11	1,322,601	1,436,838	114,237

	Polish Zloty	Sell	10/19/11	480,124	525,954	45,830

	Russian Ruble	Buy	10/19/11	85,196	92,864	(7,668)

	Singapore Dollar	Sell	10/19/11	1,149,927	1,212,927	63,000

	South African Rand	Sell	10/19/11	1,303,498	1,461,551	158,053

	South Korean Won	Buy	10/19/11	179,123	180,897	(1,774)

	Swedish Krona	Buy	10/19/11	89,771	96,289	(6,518)

	Swiss Franc	Sell	10/19/11	3,859,620	4,059,261	199,641

	Taiwan Dollar	Buy	10/19/11	734,630	769,845	(35,215)

	Turkish Lira	Buy	10/19/11	369,599	389,748	(20,149)

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/19/11	4,197,812	4,518,812	(321,000)

	Brazilian Real	Sell	10/19/11	1,894,361	2,147,635	253,274

	British Pound	Sell	10/19/11	1,007,337	983,014	(24,323)

	Canadian Dollar	Buy	10/19/11	6,458,507	6,824,669	(366,162)

	Czech Koruna	Sell	10/19/11	448,771	457,417	8,646

	Euro	Buy	10/19/11	14,631,931	15,248,006	(616,075)

	Hungarian Forint	Sell	10/19/11	1,004,369	1,109,567	105,198

	Indonesian Rupiah	Sell	10/19/11	582,958	542,193	(40,765)

	Japanese Yen	Buy	10/19/11	4,340,155	4,318,093	22,062

	Malaysian Ringgit	Buy	10/19/11	259,047	276,358	(17,311)

	Mexican Peso	Sell	10/19/11	259,430	284,304	24,874

	Norwegian Krone	Sell	10/19/11	400,124	433,871	33,747

	Polish Zloty	Buy	10/19/11	2,021,843	2,208,114	(186,271)

	Russian Ruble	Buy	10/19/11	155,320	168,854	(13,534)

	Singapore Dollar	Buy	10/19/11	335,679	361,345	(25,666)

	South African Rand	Sell	10/19/11	875,833	982,166	106,333

	South Korean Won	Sell	10/19/11	498,177	544,413	46,236

	Swedish Krona	Buy	10/19/11	3,550,971	3,800,219	(249,248)

	Swiss Franc	Sell	10/19/11	427,460	450,313	22,853

	Taiwan Dollar	Sell	10/19/11	602,249	630,034	27,785

FORWARD CURRENCY CONTRACTS at 9/30/11 (aggregate face value $452,588,179) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Thai Baht	Sell	10/19/11	$104,947	$108,531	$3,584

	Turkish Lira	Sell	10/19/11	284,464	299,649	15,185

UBS AG

	Australian Dollar	Buy	10/19/11	3,418,080	3,815,773	(397,693)

	Brazilian Real	Buy	10/19/11	856,690	970,181	(113,491)

	British Pound	Buy	10/19/11	4,521,848	4,558,461	(36,613)

	Canadian Dollar	Sell	10/19/11	3,756,738	3,868,788	112,050

	Czech Koruna	Sell	10/19/11	684,493	720,526	36,033

	Euro	Sell	10/19/11	3,693,373	3,920,810	227,437

	Hungarian Forint	Buy	10/19/11	15,093	16,675	(1,582)

	Indian Rupee	Buy	10/19/11	1,290,871	1,366,123	(75,252)

	Japanese Yen	Sell	10/19/11	12,144,467	12,052,655	(91,812)

	Mexican Peso	Sell	10/19/11	240,831	267,366	26,535

	New Zealand Dollar	Sell	10/19/11	140,759	153,495	12,736

	Norwegian Krone	Buy	10/19/11	3,522,055	3,826,673	(304,618)

	Polish Zloty	Sell	10/19/11	557,067	548,999	(8,068)

	Russian Ruble	Buy	10/19/11	85,187	92,762	(7,575)

	Singapore Dollar	Buy	10/19/11	1,286,846	1,384,552	(97,706)

	South African Rand	Sell	10/19/11	801,885	899,639	97,754

	South Korean Won	Buy	10/19/11	47,499	47,968	(469)

	Swedish Krona	Sell	10/19/11	3,081,571	3,299,731	218,160

	Swiss Franc	Buy	10/19/11	2,480,900	2,613,782	(132,882)

	Taiwan Dollar	Buy	10/19/11	1,053,064	1,101,459	(48,395)

	Thai Baht	Buy	10/19/11	18,163	18,777	(614)

	Turkish Lira	Sell	10/19/11	39,533	41,660	2,127

Westpac Banking Corp.

	Australian Dollar	Sell	10/19/11	1,126,613	1,217,998	91,385

	British Pound	Sell	10/19/11	5,161,021	5,157,040	(3,981)

	Canadian Dollar	Buy	10/19/11	3,013,146	3,173,462	(160,316)

	Euro	Sell	10/19/11	14,609,015	15,222,902	613,887

	Japanese Yen	Sell	10/19/11	2,689,778	2,673,379	(16,399)

	New Zealand Dollar	Buy	10/19/11	462,081	503,571	(41,490)

	Norwegian Krone	Sell	10/19/11	2,816,882	3,058,083	241,201

	Swedish Krona	Sell	10/19/11	2,120,520	2,270,571	150,051

	Swiss Franc	Sell	10/19/11	1,008,826	1,062,708	53,882

Total						$2,327,236

FUTURES CONTRACTS OUTSTANDING at 9/30/11

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Australian Government Treasury Bond
10 yr (Long)	39	$3,623,350	Dec-11	$12,611

Australian Government Treasury Bond
10 yr (Short)	5	464,532	Dec-11	5,616

Canadian Government Bond
10 yr (Long)	29	3,691,944	Dec-11	59,597

Euro STOXX 50 Index (Long)	351	10,155,672	Dec-11	(32,815)

Euro STOXX 50 Index (Short)	563	16,289,582	Dec-11	(85,009)

Euro-Bobl 5 yr (Short)	6	983,391	Dec-11	3,442

Euro-Bund 10 yr (Long)	1	183,170	Dec-11	(701)

Euro-Schatz 2 yr (Long)	9	1,324,052	Dec-11	(3,533)

Euro-Swiss Franc 3 Month (Short)	7	1,933,427	Dec-11	(13,942)

Euro-Swiss Franc 3 Month (Short)	18	4,976,143	Jun-12	(60,369)

Euro-Swiss Franc 3 Month (Short)	18	4,973,161	Dec-12	(74,921)

Euro-Swiss Franc 3 Month (Short)	18	4,975,149	Mar-12	(47,751)

FTSE 100 Index (Long)	299	23,778,390	Dec-11	(723,394)

FTSE 100 Index (Short)	153	12,167,537	Dec-11	556,509

Japanese Government Bond
10 yr (Long)	16	29,521,697	Dec-11	(98,144)

Japanese Government Bond
10 yr Mini (Long)	91	16,791,646	Dec-11	(53,595)

MSCI EAFE Index Mini (Long)	60	4,039,800	Dec-11	(37,020)

OMXS 30 Index (Short)	364	4,841,545	Oct-11	(154,461)

Russell 2000 Index Mini (Long)	483	30,984,450	Dec-11	(2,780,492)

Russell 2000 Index Mini (Short)	46	2,950,900	Dec-11	290,398

S&P 500 Index (Long)	29	8,163,500	Dec-11	(154,399)

S&P 500 Index E-Mini (Long)	4,727	266,130,100	Dec-11	(15,903,992)

S&P 500 Index E-Mini (Short)	2,393	134,725,900	Dec-11	7,181,130

S&P Mid Cap 400 Index E-Mini (Long)	778	60,598,420	Dec-11	(5,786,266)

S&P/TSX 60 Index (Short)	31	3,947,452	Dec-11	342,351

SGX MSCI Singapore Index (Short)	36	1,691,654	Oct-11	20,774

SPI 200 Index (Short)	135	13,097,031	Dec-11	320,288

Tokyo Price Index (Short)	325	31,937,147	Dec-11	(558,426)

U.K. Gilt 10 yr (Short)	3	609,231	Dec-11	(11,350)

U.S. Treasury Bond 30 yr (Long)	25	3,965,625	Dec-11	398,585

U.S. Treasury Bond 20 yr (Long)	332	47,351,500	Dec-11	1,967,072

U.S. Treasury Bond 20 yr (Short)	4	570,500	Dec-11	(14,258)

U.S. Treasury Note 10 yr (Long)	3	390,281	Dec-11	1,401

U.S. Treasury Note 10 yr (Short)	301	39,158,219	Dec-11	(334,416)

U.S. Treasury Note 5 yr (Long)	111	13,595,766	Dec-11	9,617

U.S. Treasury Note 5 yr (Short)	359	43,971,891	Dec-11	(56,776)

U.S. Treasury Note 2 yr (Long)	176	38,755,750	Dec-11	(37,272)

U.S. Treasury Note 2 yr (Short)	162	35,672,906	Dec-11	40,192

Total				$(15,813,719)

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $14,010,191)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	$204,400	Aug-15/4.375	$12,912

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	204,400	Aug-15/4.375	63,352

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	204,400	Aug-15/4.46	12,217

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	204,400	Aug-15/4.46	65,952

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 5.35%
versus the three month USD-LIBOR-BBA maturing
August 8, 2026.	5,935,733	Aug-16/5.35	158,781

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 8, 2026.	5,935,733	Aug-16/4.35	798,059

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 5, 2026.	3,616,372	Aug-16/4.28	155,019

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 5, 2026.	3,616,372	Aug-16/4.28	470,996

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 3, 2026.	3,829,820	Aug-16/4.68	134,810

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 3, 2026.	3,829,820	Aug-16/4.68	592,090

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	3,191,517	Jul-16/4.67	112,661

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
August 2, 2026.	3,191,517	Jul-16/4.67	491,494

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	3,191,517	Jul-16/4.80	105,639

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $14,010,191) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
August 1, 2026.	$3,191,517	Jul-16/4.80	$518,302

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	1,276,607	Jul-16/4.80	42,256

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 28, 2026.	1,276,607	Jul-16/4.80	207,321

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	3,191,517	Jul-16/4.815	104,682

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.815%
versus the three month USD-LIBOR-BBA maturing
July 27, 2026.	3,191,517	Jul-16/4.815	521,494

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 26, 2026.	2,996,407	Jul-16/4.79	101,998

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 26, 2026.	2,996,407	Jul-16/4.79	485,807

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 22, 2026.	3,190,114	Jul-16/4.74	110,952

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 22, 2026.	3,190,114	Jul-16/4.74	507,005

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	2,745,482	Jun-16/4.815	90,244

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.815% versus the three month USD-LIBOR-BBA
maturing June 10, 2026.	2,745,482	Jun-16/4.815	451,247

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 6, 2021.	4,568,578	Jun-16/5.12	69,031

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	4,495,597	Jun-16/4.89	71,030

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $14,010,191) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 6, 2021.	$4,467,054	Jun-16/4.575	$84,427

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 6, 2021.	4,568,578	Jun-16/4.12	325,557

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 6, 2021.	4,495,597	Jun-16/4.39	359,648

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 6, 2021.	4,467,054	Jun-16/4.575	388,276

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 5.02% versus
the three month USD-LIBOR-BBA maturing May 3, 2026.	18,028,331	Apr-16/5.02	527,509

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 5.02% versus the
three month USD-LIBOR-BBA maturing May 3, 2026.	18,028,331	Apr-16/5.02	3,220,401

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	2,187,480	Feb-15/5.27	38,828

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	2,187,480	Feb-15/5.27	455,805

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 5, 2024.	2,366,486	Aug-14/4.20	61,268

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.20%
versus the three month USD-LIBOR-BBA maturing
August 5, 2024.	2,366,486	Aug-14/4.20	324,422

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	1,972,071	Jul-14/4.19	51,057

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.19%
versus the three month USD-LIBOR-BBA maturing
July 31, 2024.	1,972,071	Jul-14/4.19	269,681

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	788,829	Jul-14/4.34	18,577

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	1,972,071	Jul-14/4.35	46,146

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $14,010,191) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.34%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	$788,829	Jul-14/4.34	$116,045

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
July 30, 2024.	1,972,071	Jul-14/4.35	291,492

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	1,972,076	Jul-14/4.3725	45,377

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.3725%
versus the three month USD-LIBOR-BBA maturing
July 29, 2024.	1,972,076	Jul-14/4.3725	294,845

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing July 24, 2024.	1,851,511	Jul-14/4.36	42,751

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.36%
versus the three month USD-LIBOR-BBA maturing
July 24, 2024.	1,851,511	Jul-14/4.36	275,394

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.29% versus the three month USD-LIBOR-BBA
maturing July 23, 2024.	1,971,205	Jul-14/4.29	47,506

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.29%
versus the three month USD-LIBOR-BBA maturing
July 23, 2024.	1,971,205	Jul-14/4.29	283,499

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	4,114,000	May-12/5.51	1,205,196

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 14, 2016.	14,601,126	Dec-11/1.29	75,342

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.29% versus the three month USD-LIBOR-BBA
maturing December 14, 2016.	14,601,126	Dec-11/1.29	118,707

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 16, 2041.	9,910,100	Nov-11/3.425	38,649

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 3.425% versus the three month USD-LIBOR-BBA
maturing November 16, 2041.	9,910,100	Nov-11/3.425	1,524,272

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $14,010,191) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.01625% versus the three month USD-LIBOR-BBA
maturing November 10, 2041.	$4,338,261	Nov-11/4.01625	$651

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
3.51625% versus the three month USD-LIBOR-BBA
maturing November 10, 2041.	4,338,261	Nov-11/3.51625	743,708

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 2.47%
versus the three month USD-LIBOR-BBA maturing
October 11, 2016.	6,627,503	Oct-11/2.47	—

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 1.97%
versus the three month USD-LIBOR-BBA maturing
October 11, 2016.	6,627,503	Oct-11/1.97	225,932

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	4,114,000	May-12/5.51	658

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing June 1, 2021.	958,517	May-16/5.11	14,483

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing June 1, 2021.	943,752	May-16/4.86	15,421

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing June 1, 2021.	939,055	May-16/4.60	17,485

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing June 1, 2021.	958,517	May-16/4.11	68,007

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing June 1, 2021.	943,752	May-16/4.36	74,755

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing June 1, 2021.	939,055	May-16/4.60	82,487

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 23, 2021.	6,894,306	May-16/4.765	119,203

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765% versus the
three month USD-LIBOR-BBA maturing May 23, 2021.	6,894,306	May-16/4.765	647,858

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	2,851,997	May-16/4.7575	48,755

WRITTEN OPTIONS OUTSTANDING at 9/30/11 (premiums received $14,010,191) cont.

	Contract		Expiration date/
	amount		strike price	Value

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 16, 2021.	$4,355,295		May-16/4.745	$72,733

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	10,888,239		May-16/4.77	185,144

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
4.7575% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	2,851,997		May-16/4.7575	267,346

Option on an interest rate swap with Barclay’s Bank
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 15, 2021.	4,355,295		May-16/4.745	404,171

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 16, 2021.	10,888,239		May-16/4.77	1,025,629

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 30, 2016.	1,059,846		Nov-11/2.31	85

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 2.31% versus the three month USD-LIBOR-BBA
maturing November 30, 2016.	1,059,846		Nov-11/2.31	50,459

Option on an interest rate swap with UBS AG for the
obligation to pay a fixed rate of 0.722% versus the six
month CHF-LIBOR-BBA maturing January 23, 2014.	CHF	13,400,000	Jan-12/0.722	147,305

Total				$21,198,303

TBA SALE COMMITMENTS OUTSTANDING AT 9/30/11 (proceeds receivable $3,275,508)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association,
5 1/2s, October 1, 2041	$3,000,000	10/13/11	$3,256,172

Total			$3,256,172

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$4,260,000	$274,344	8/17/21	4.55%	3 month USD-
				LIBOR-BBA	$(700,968)

5,547,000	358,059	8/19/21	4.475%	3 month USD-
				LIBOR-BBA	(872,473)

189,537,700	21,785	7/8/13	0.68%	3 month USD-
				LIBOR-BBA	(567,020)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
	$10,813,400	$—	9/23/13	3 month USD-
				LIBOR-BBA	0.45%	$(25,941)

	10,649,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.5075%	(13,729)

	1,547,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1825%	10,628

	5,913,000	—	10/3/13	3 month USD-
				LIBOR-BBA	0.54875%	(3,311)

	2,524,000	—	8/2/21	2.97236%	3 month USD-
					LIBOR-BBA	(213,393)

	7,133,000	—	8/9/13	0.553%	3 month USD-
					LIBOR-BBA	(1,326)

	16,463,500	(24,648)	2/7/15	1.891%	3 month USD-
					LIBOR-BBA	(647,411)

AUD	1,400,000	—	4/18/21	6.10%	6 month AUD-
					BBR-BBSW	(143,864)

CAD	864,000	—	9/14/21	2.4075%	3 month CAD-
					BA-CDOR	162

EUR	8,500,000	—	6/14/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.711561%	217,197

JPY	402,000,000	—	9/21/21	0.98375%	6 month JPY-
					LIBOR-BBA	17,691

Barclays Bank PLC
	$6,164,361	55,787	9/8/16	2.065%	3 month USD-
					LIBOR-BBA	(195,995)

	1,225,000	—	9/15/20	2.032%	3 month USD-
					LIBOR-BBA	(5,168)

	5,231,500	—	9/19/20	2.12%	3 month USD-
					LIBOR-BBA	(58,959)

	1,743,000	—	9/19/41	3 month USD-
				LIBOR-BBA	3.035%	126,289

	2,231,000	—	9/20/20	2.136%	3 month USD-
					LIBOR-BBA	(28,011)

	9,029,100	—	9/21/13	3 month USD-
				LIBOR-BBA	0.4925%	(14,132)

	8,073,200	—	9/22/13	0.4775%	3 month USD-
					LIBOR-BBA	15,108

	793,000	—	9/22/41	3 month USD-
				LIBOR-BBA	2.975%	47,275

	10,649,000	—	9/26/13	3 month USD-
				LIBOR-BBA	0.50625%	(14,072)

	15,401,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(17,134)

	14,428,000	—	9/28/21	2.041%	3 month USD-
					LIBOR-BBA	86,714

	48,518,000	—	9/28/13	3 month USD-
				LIBOR-BBA	0.511043%	(61,552)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$70,350,600	$13,266	6/17/13	0.64%	3 month USD-
				LIBOR-BBA	$(209,193)

1,634,700	3,321	6/17/21	3.2%	3 month USD-
				LIBOR-BBA	(176,443)

2,596,800	(539)	6/17/13	3 month USD-
			LIBOR-BBA	0.64%	7,673

25,454,000	(46,724)	6/17/16	3 month USD-
			LIBOR-BBA	1.93%	973,952

32,477,600	(66,594)	6/17/21	3 month USD-
			LIBOR-BBA	3.2%	3,504,893

6,625,300	24,583	6/17/41	4.04%	3 month USD-
				LIBOR-BBA	(1,916,393)

558,000	—	9/29/41	3 month USD-
			LIBOR-BBA	2.857%	19,161

1,876,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.155%	8,291

11,723,000	—	9/30/13	3 month USD-
			LIBOR-BBA	0.53%	(10,639)

1,674,000	—	9/30/21	2.165%	3 month USD-
				LIBOR-BBA	(8,805)

1,949,000	—	9/30/16	3 month USD-
			LIBOR-BBA	1.25625%	596

927,000	(3,457)	6/17/41	3 month USD-
			LIBOR-BBA	4.04%	268,121

2,400,000	—	6/20/41	3 month USD-
			LIBOR-BBA	3.91625%	639,504

6,475,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.543%	(4,371)

162,000	—	10/3/41	3 month USD-
			LIBOR-BBA	2.8175%	4,154

18,428,600	—	3/10/18	3.06%	3 month USD-
				LIBOR-BBA	(1,702,936)

11,420,000	—	6/27/41	3 month USD-
			LIBOR-BBA	3.88882%	2,969,818

17,060,000	—	6/28/13	0.628%	3 month USD-
				LIBOR-BBA	(47,650)

4,976,000	—	6/28/41	3.885%	3 month USD-
				LIBOR-BBA	(1,289,560)

1,580,000	—	6/28/41	3 month USD-
			LIBOR-BBA	3.88%	407,803

5,290,000	—	6/29/14	3 month USD-
			LIBOR-BBA	3.85488%	1,338,640

22,025,000	—	6/29/13	0.6425%	3 month USD-
				LIBOR-BBA	(68,094)

2,200,000	—	6/30/14	3 month USD-
			LIBOR-BBA	3.92%	586,803

18,624,000	—	7/8/13	0.6775%	3 month USD-
				LIBOR-BBA	(56,985)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
$678,000	$—	7/12/41	4.0825%	3 month USD-
				LIBOR-BBA	$(202,766)

17,339,000	—	7/12/13	3 month USD-
			LIBOR-BBA	0.7225%	67,915

4,930,000	—	7/13/41	3.948%	3 month USD-
				LIBOR-BBA	(1,333,896)

28,428,000	—	7/13/13	0.645%	3 month USD-
				LIBOR-BBA	(67,310)

2,555,000	—	7/14/41	3.88%	3 month USD-
				LIBOR-BBA	(654,316)

800,000	—	7/20/41	3 month USD-
			LIBOR-BBA	3.888%	205,823

3,951,993	(60,861)	9/21/21	3 month USD-
			LIBOR-BBA	3.14%	317,797

7,886,000	—	7/22/21	3.049%	3 month USD-
				LIBOR-BBA	(729,494)

1,675,200	2,160	3/30/31	3 month USD-
			LIBOR-BBA	4.17%	416,965

13,993,300	(34,293)	7/22/20	2.86%	3 month USD-
				LIBOR-BBA	(1,129,166)

1,963,000	—	7/25/41	3 month USD-
			LIBOR-BBA	3.97%	538,138

8,759,000	—	7/28/13	3 month USD-
			LIBOR-BBA	0.635%	17,397

1,219,000	—	7/28/41	3 month USD-
			LIBOR-BBA	3.9675%	333,234

1,325,000	—	8/2/41	3.8925%	3 month USD-
				LIBOR-BBA	(340,649)

9,500,000	—	8/3/13	0.5875%	3 month USD-
				LIBOR-BBA	(9,158)

1,770,000	—	8/3/41	3.83375%	3 month USD-
				LIBOR-BBA	(433,004)

800,000	—	8/4/41	3.6108%	3 month USD-
				LIBOR-BBA	(157,953)

528,000	—	8/5/41	3 month USD-
			LIBOR-BBA	3.58%	100,771

631,000	—	8/9/41	3.48375%	3 month USD-
				LIBOR-BBA	(107,410)

3,321,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.49%	569,655

640,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.575%	121,257

21,041,000	—	8/17/13	0.45%	3 month USD-
				LIBOR-BBA	42,096

8,229,000	—	8/17/41	3.343%	3 month USD-
				LIBOR-BBA	(1,150,918)

19,866,000	—	8/17/21	3 month USD-
			LIBOR-BBA	2.39%	585,579

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
	$38,509,000	$(60,039)	8/17/18	1.81%	3 month USD-
					LIBOR-BBA	$(467,756)

	47,151,872	—	8/18/13	0.439%	3 month USD-
					LIBOR-BBA	105,033

	82,035,579 E	—	3/21/13	3 month USD-
				LIBOR-BBA	0.44125%	(123,874)

	2,239,000	—	8/23/21	2.23667%	3 month USD-
					LIBOR-BBA	(33,233)

	1,910,000	(5,062)	7/7/16	3 month USD-
				LIBOR-BBA	2.0025%	74,825

	2,160,000	(8,856)	8/8/16	3 month USD-
				LIBOR-BBA	2.065%	83,778

	2,330,000	(13,339)	9/8/16	3 month USD-
				LIBOR-BBA	2.14%	90,376

	3,000,000	—	8/31/21	2.41%	3 month USD-
					LIBOR-BBA	(90,444)

	1,296,000	—	9/6/20	2.231%	3 month USD-
					LIBOR-BBA	(27,993)

	1,302,000	—	9/6/41	3.2375%	3 month USD-
					LIBOR-BBA	(151,134)

	14,801,000	—	9/6/13	3 month USD-
				LIBOR-BBA	0.48875%	(21,804)

	3,090,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.17%	22,934

	3,090,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.18%	25,796

	6,836,000	—	9/8/21	2.186%	3 month USD-
					LIBOR-BBA	(60,855)

	9,806,000	—	9/8/13	3 month USD-
				LIBOR-BBA	0.52875%	(6,919)

	2,919,000	—	9/8/41	3 month USD-
				LIBOR-BBA	2.958%	166,603

	1,562,000	—	9/12/20	2.032%	3 month USD-
					LIBOR-BBA	(6,880)

	7,154,000	—	9/13/13	0.52%	3 month USD-
					LIBOR-BBA	6,474

	4,071,000	—	9/13/21	2.145%	3 month USD-
					LIBOR-BBA	(19,311)

	748,000	—	9/13/41	2.975%	3 month USD-
					LIBOR-BBA	(45,096)

AUD	14,650,000	—	3/21/16	5.57%	6 month AUD-
					BBR-BBSW	(671,552)

AUD	11,140,000	—	3/21/21	6 month AUD-
				BBR-BBSW	5.88%	896,332

AUD	2,200,000	—	4/21/21	6.0675%	6 month AUD-
					BBR-BBSW	(219,284)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclays Bank PLC cont.
EUR	14,930,000	$—	6/15/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.67%	$360,267

EUR	18,662,500	—	6/15/13	1.95%	3 month EUR-
					EURIBOR-
					REUTERS	(438,075)

EUR	1,441,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.532%	367

EUR	486,000	—	10/4/21	2.542%	6 month EUR-
					EURIBOR-
					REUTERS	(613)

GBP	2,140,000	—	9/26/21	6 month GBP-
				LIBOR-BBA	2.54%	(16,280)

GBP	5,110,000	—	8/8/21	2.9785%	6 month GBP-
					LIBOR-BBA	(306,383)

GBP	2,287,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(236,643)

GBP	7,730,000 E	—	2/3/31	6 month GBP-
				LIBOR-BBA	4.86%	639,434

Citibank, N.A.
	$5,035,000	—	9/23/13	3 month USD-
				LIBOR-BBA	0.459%	(11,213)

	1,140,000	—	9/23/21	3 month USD-
				LIBOR-BBA	2.136%	3,563

	2,388,800	(1,102)	9/26/13	0.49%	3 month USD-
					LIBOR-BBA	2,820

	696,100	8,230	9/26/21	2.09%	3 month USD-
					LIBOR-BBA	9,177

	1,605,000	—	9/30/18	1.73625%	3 month USD-
					LIBOR-BBA	(3,961)

	4,446,000	—	9/30/16	3 month USD-
				LIBOR-BBA	1.25375%	(647)

	10,020,000	—	10/3/13	0.55625%	3 month USD-
					LIBOR-BBA	4,108

	8,111,500	—	10/3/20	3 month USD-
				LIBOR-BBA	2.04%	28,066

	7,332,500	—	10/3/21	2.159%	3 month USD-
					LIBOR-BBA	(32,410)

	441,000	—	10/3/41	3 month USD-
				LIBOR-BBA	2.804%	10,120

	56,600,000	—	7/8/13	0.675%	3 month USD-
					LIBOR-BBA	(170,819)

	12,300,000	—	7/8/21	3.2325%	3 month USD-
					LIBOR-BBA	(1,360,779)

	900,000	—	7/8/41	3 month USD-
				LIBOR-BBA	4.0425%	261,873

	9,194,500	578,334	7/26/21	4.5475%	3 month USD-
					LIBOR-BBA	(1,543,204)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
	$18,389,000	$1,157,128	7/26/21	4.52%	3 month USD-
					LIBOR-BBA	$(3,039,247)

	54,100,000	—	8/5/13	0.5725%	3 month USD-
					LIBOR-BBA	(33,422)

	30,500,000	—	8/5/16	3 month USD-
				LIBOR-BBA	1.505%	478,433

	300,000	—	8/5/41	3 month USD-
				LIBOR-BBA	3.5875%	57,731

	10,400,000	—	8/5/21	2.725%	3 month USD-
					LIBOR-BBA	(638,707)

	687,000	—	8/5/16	3 month USD-
				LIBOR-BBA	1.4925%	10,358

	493,000	—	8/8/41	3.5825%	3 month USD-
					LIBOR-BBA	(94,227)

	1,366,000	—	8/8/41	3.517%	3 month USD-
					LIBOR-BBA	(242,211)

	48,500,000	—	9/9/13	0.525%	3 month USD-
					LIBOR-BBA	37,976

	27,300,000	—	9/9/16	3 month USD-
				LIBOR-BBA	1.1925%	(50,153)

	10,000,000	—	9/9/21	2.225%	3 month USD-
					LIBOR-BBA	(124,239)

	8,520,000	549,114	8/17/21	4.49%	3 month USD-
					LIBOR-BBA	(1,354,366)

SEK	4,806,000	—	10/3/21	2.555%	3 month SEK-
					STIBOR-SIDE	(4,297)

SEK	4,884,000	—	10/4/21	2.5%	3 month SEK-
					STIBOR-SIDE	(803)

SEK	15,395,000	—	7/8/16	3.275%	3 month SEK-
					STIBOR-SIDE	(115,318)

SEK	15,847,000	—	7/11/16	3.2825%	3 month SEK-
					STIBOR-SIDE	(119,444)

Credit Suisse International
	$105,284,700	(51,260)	5/27/16	3 month USD-
				LIBOR-BBA	2.02%	4,770,171

	33,110,200	8,518	5/27/21	3 month USD-
				LIBOR-BBA	3.21%	3,738,154

	21,578,000	—	9/20/13	0.52125%	3 month USD-
					LIBOR-BBA	20,458

	14,249,600	—	9/21/13	0.5%	3 month USD-
					LIBOR-BBA	19,936

	2,904,000	—	9/29/13	0.52375%	3 month USD-
					LIBOR-BBA	2,966

	11,356,100	—	10/3/20	3 month USD-
				LIBOR-BBA	2.055%	53,601

	10,265,500	—	10/3/21	2.172%	3 month USD-
					LIBOR-BBA	(57,589)

	2,700	(5)	3/14/20	3 month USD-
				LIBOR-BBA	3.42%	319

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$14,300,000 E	$—	3/21/13	1.15625%	3 month USD-
					LIBOR-BBA	$(79,937)

	255,300	(32)	2/24/14	1.53%	3 month USD-
					LIBOR-BBA	(5,869)

	15,342,100	(5,383)	2/24/19	3.35%	3 month USD-
					LIBOR-BBA	(1,759,560)

	1,910,000	—	8/18/41	3.3688%	3 month USD-
					LIBOR-BBA	(277,362)

	4,244,000	—	8/18/21	3 month USD-
				LIBOR-BBA	2.4055%	130,865

	21,787,000	—	8/18/13	0.4385%	3 month USD-
					LIBOR-BBA	48,762

	209,000	—	8/24/41	3.0775%	3 month USD-
					LIBOR-BBA	(17,415)

	16,719,200	—	8/31/13	3 month USD-
				LIBOR-BBA	0.493%	(21,921)

	3,000,000	—	8/31/21	2.407%	3 month USD-
					LIBOR-BBA	(90,444)

	52,649,700	—	8/31/13	3 month USD-
				LIBOR-BBA	0.5125%	(48,589)

	17,376,900	—	8/31/21	2.43125%	3 month USD-
					LIBOR-BBA	(562,978)

	5,529,100	—	8/31/41	3 month USD-
				LIBOR-BBA	3.264%	680,533

	3,090,000	—	9/8/21	3 month USD-
				LIBOR-BBA	2.17%	22,934

	408,000	—	9/14/41	3 month USD-
				LIBOR-BBA	2.944%	21,905

CHF	2,905,000	—	9/28/21	6 month CHF-
				LIBOR-BBA	1.405%	(16,129)

GBP	5,112,000	—	8/15/21	6 month GBP-
				LIBOR-BBA	2.91%	252,777

MXN	23,310,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	25,842

Deutsche Bank AG
	$1,281,000	—	9/14/41	3 month USD-
				LIBOR-BBA	2.95%	70,392

	3,700,000	—	9/19/14	3 month USD-
				LIBOR-BBA	0.6625%	(6,948)

	3,640,000	—	9/27/18	3 month USD-
				LIBOR-BBA	1.515%	(44,341)

	15,401,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(16,980)

	1,407,000	—	9/29/21	3 month USD-
				LIBOR-BBA	2.165%	7,513

	8,056,000	—	7/1/16	3 month USD-
				LIBOR-BBA	1.955%	321,108

	1,547,000	—	9/30/21	3 month USD-
				LIBOR-BBA	2.1875%	11,340

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
$12,978,400	$—	10/3/20	3 month USD-
			LIBOR-BBA	2.034%	$38,416

11,732,000	—	10/3/21	2.153%	3 month USD-
				LIBOR-BBA	(45,286)

1,970,000	—	10/4/13	3 month USD-
			LIBOR-BBA	0.56125%	(649)

153,657,400	(83,823)	7/18/14	0.96%	3 month USD-
				LIBOR-BBA	(1,440,518)

34,371,900	52,306	7/18/21	3 month USD-
			LIBOR-BBA	3.04%	3,214,319

1,571,000	—	7/21/21	3 month USD-
			LIBOR-BBA	3.057%	146,606

28,814,000	—	7/27/13	0.6325%	3 month USD-
				LIBOR-BBA	(56,108)

868,000	—	7/27/41	3.95%	3 month USD-
				LIBOR-BBA	(234,169)

569,906	—	8/8/20	2.547%	3 month USD-
				LIBOR-BBA	(28,783)

7,133,000	—	8/9/13	0.5525%	3 month USD-
				LIBOR-BBA	(1,257)

1,118,025	—	8/10/41	3 month USD-
			LIBOR-BBA	3.455%	183,432

18,674,800	—	8/12/16	3 month USD-
			LIBOR-BBA	1.255%	56,182

12,023,300	2,120	12/31/14	1.91%	3 month USD-
				LIBOR-BBA	(487,539)

2,984,700	—	8/12/41	3.32%	3 month USD-
				LIBOR-BBA	(404,156)

11,436,000	—	8/15/41	3.300791%	3 month USD-
				LIBOR-BBA	(1,499,420)

2,894,900	—	8/16/21	3 month USD-
			LIBOR-BBA	2.4775%	108,982

1,682,800	—	8/16/16	3 month USD-
			LIBOR-BBA	1.24%	3,398

989,800	—	8/16/41	3 month USD-
			LIBOR-BBA	3.36%	142,055

292,000	—	8/18/41	3.37%	3 month USD-
				LIBOR-BBA	(42,476)

5,030,300	—	8/22/21	3 month USD-
			LIBOR-BBA	2.218%	66,309

4,940,500	—	8/24/16	1.23%	3 month USD-
				LIBOR-BBA	(4,983)

8,291,300	—	8/24/21	2.271%	3 month USD-
				LIBOR-BBA	(148,651)

5,324,000	—	8/24/41	3 month USD-
			LIBOR-BBA	3.081%	447,541

48,531,800	—	8/30/13	3 month USD-
			LIBOR-BBA	0.5075%	(50,116)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$7,832,300	$—	8/30/21	2.4075%	3 month USD-
					LIBOR-BBA	$(234,598)

	1,649,200	—	8/30/41	3 month USD-
				LIBOR-BBA	3.2425%	194,125

	21,261,700	—	8/31/13	3 month USD-
				LIBOR-BBA	0.4925%	(28,098)

	8,795,100	—	9/12/13	3 month USD-
				LIBOR-BBA	0.5%	(11,371)

	7,455,700	—	9/12/21	3 month USD-
				LIBOR-BBA	2.2125%	82,161

	4,322,500	—	9/12/41	3.065%	3 month USD-
					LIBOR-BBA	(342,817)

	3,155,000	—	9/14/16	1.175%	3 month USD-
					LIBOR-BBA	9,487

	628,794	(20,121)	8/25/41	3 month USD-
				LIBOR-BBA	4.09%	166,397

	1,062,000	—	6/1/16	3 month USD-
				LIBOR-BBA	1.937%	43,962

EUR	20,010,000	—	12/23/20	3.325%	6 month EUR-
					EURIBOR-
					REUTERS	(2,503,186)

KRW	1,891,000,000	—	8/16/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.42%	(1,945)

KRW	1,887,000,000	—	5/9/16	4.115%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(47,537)

KRW	1,887,000,000	—	4/22/16	4.135%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(49,076)

KRW	1,871,000,000	—	4/29/16	4.14%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(48,951)

MXN	23,310,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	33,134

Goldman Sachs International
	$5,231,500	—	9/19/20	2.13375%	3 month USD-
					LIBOR-BBA	(64,947)

	1,743,000	—	9/19/41	3 month USD-
				LIBOR-BBA	3.05%	131,788

	635,000	—	9/20/41	3.065%	3 month USD-
					LIBOR-BBA	(49,974)

	180,800	(1,215)	2/15/31	3 month USD-
				LIBOR-BBA	4.43%	51,706

	10,406,400	—	9/21/13	0.5%	3 month USD-
					LIBOR-BBA	14,559

	2,481,000	—	9/21/21	3 month USD-
				LIBOR-BBA	2.188%	20,021

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$9,438,400	$—	9/23/13	3 month USD-
			LIBOR-BBA	0.4525%	$(22,166)

8,580,000	—	9/26/13	3 month USD-
			LIBOR-BBA	0.50625%	(11,235)

1,352,000	—	9/26/21	3 month USD-
			LIBOR-BBA	1.93875%	(20,686)

2,300,000	—	6/16/16	3 month USD-
			LIBOR-BBA	1.93%	92,308

9,243,924	(336,017)	9/29/41	3 month USD-
			LIBOR-BBA	3.99%	2,183,428

65,000	—	9/28/41	2.69625%	3 month USD-
				LIBOR-BBA	(38)

13,966,000	—	9/28/13	3 month USD-
			LIBOR-BBA	0.5125%	(17,283)

1,742,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.15125%	7,106

1,388,000	—	10/3/13	3 month USD-
			LIBOR-BBA	0.558%	(514)

542,000	—	7/1/41	3 month USD-
			LIBOR-BBA	4.02625%	156,171

13,427,000	—	7/1/16	3 month USD-
			LIBOR-BBA	1.9625%	540,144

7,039,200	—	7/19/21	3 month USD-
			LIBOR-BBA	3.075%	669,827

104,577,000	(44,455)	7/20/16	3 month USD-
			LIBOR-BBA	1.79%	3,157,776

441,000	—	7/21/41	3.935%	3 month USD-
				LIBOR-BBA	(117,794)

17,752,000	—	7/21/13	3 month USD-
			LIBOR-BBA	0.665%	47,239

2,588,000	—	7/25/21	3 month USD-
			LIBOR-BBA	3.0675%	243,184

4,000	—	7/25/41	3 month USD-
			LIBOR-BBA	3.9325%	1,065

13,612,000	—	7/25/13	0.65625%	3 month USD-
				LIBOR-BBA	(33,217)

14,688,400 E	—	3/19/13	1.09375%	3 month USD-
				LIBOR-BBA	(73,001)

2,686,000	—	7/25/21	3 month USD-
			LIBOR-BBA	3.127%	267,190

9,120,000	—	7/26/21	3.09125%	3 month USD-
				LIBOR-BBA	(876,346)

8,038,000	—	7/26/13	3 month USD-
			LIBOR-BBA	0.63%	15,326

3,578,000	—	7/26/41	3 month USD-
			LIBOR-BBA	3.93625%	955,026

1,557,000	—	7/28/41	3.935%	3 month USD-
				LIBOR-BBA	(414,956)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
$1,312,000	$—	8/2/41	3.8725%	3 month USD-
				LIBOR-BBA	$(331,766)

2,103,000	—	8/2/21	3.00125%	3 month USD-
				LIBOR-BBA	(183,409)

1,575,000	—	8/2/41	3.81625%	3 month USD-
				LIBOR-BBA	(379,573)

1,307,000	—	8/3/41	3.754%	3 month USD-
				LIBOR-BBA	(297,717)

18,785,000	—	8/4/13	0.58875%	3 month USD-
				LIBOR-BBA	(17,961)

607,000	—	8/4/41	3.718%	3 month USD-
				LIBOR-BBA	(133,583)

1,380,000	—	8/4/41	3.711%	3 month USD-
				LIBOR-BBA	(301,668)

1,410,000	—	8/4/41	3.6225%	3 month USD-
				LIBOR-BBA	(281,887)

1,394,000	—	8/5/41	3.593%	3 month USD-
				LIBOR-BBA	(269,871)

631,000	—	8/9/41	3.48375%	3 month USD-
				LIBOR-BBA	(107,410)

962,000	—	8/9/41	3 month USD-
			LIBOR-BBA	3.54%	175,155

1,794,000	—	8/10/41	3.435%	3 month USD-
				LIBOR-BBA	(286,770)

12,175,500	(35,011)	8/11/21	2.55%	3 month USD-
				LIBOR-BBA	(579,954)

1,350,500	—	8/15/41	3.2475%	3 month USD-
				LIBOR-BBA	(161,893)

1,874,600	—	8/15/41	3.365%	3 month USD-
				LIBOR-BBA	(271,172)

5,789,800	—	8/16/21	3 month USD-
			LIBOR-BBA	2.47%	213,915

540,000	—	8/24/41	3 month USD-
			LIBOR-BBA	3.075%	44,709

2,670,000	—	8/24/21	2.2625%	3 month USD-
				LIBOR-BBA	(45,763)

10,490,000	—	8/24/16	3 month USD-
			LIBOR-BBA	1.235%	13,152

3,000,000	—	8/31/21	2.407%	3 month USD-
				LIBOR-BBA	(90,444)

564,000	—	9/1/20	2.225%	3 month USD-
				LIBOR-BBA	(12,139)

1,263,000	—	9/1/41	3.195%	3 month USD-
				LIBOR-BBA	(135,799)

1,146,000	—	9/6/21	2.2575%	3 month USD-
				LIBOR-BBA	(17,921)

66,513,400	168,593	5/20/16	3 month USD-
			LIBOR-BBA	2.00%	3,178,784

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$192,000	$—	9/13/41	3 month USD-
				LIBOR-BBA	3.023%	$13,515

EUR	6,440,000	—	6/21/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.632%	147,915

EUR	2,100,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	3,142

EUR	20,000,000	—	9/29/21	6 month EUR-
				EURIBOR-
				REUTERS	2.54%	29,928

EUR	11,220,000	—	5/26/13	2.224%	6 month EUR-
					EURIBOR-
					REUTERS	(208,771)

GBP	4,393,000 E	—	9/22/31	6 month GBP-
				LIBOR-BBA	4.06%	8,373

GBP	2,287,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	(37,642)

GBP	4,151,000 E	—	9/23/31	3.99%	6 month GBP-
					LIBOR-BBA	20,557

GBP	3,986,000 E	—	8/9/31	4.605%	6 month GBP-
					LIBOR-BBA	(221,561)

GBP	3,986,000 E	—	8/10/31	4.5175%	6 month GBP-
					LIBOR-BBA	(187,187)

KRW	3,060,000,000	—	9/19/16	3.395%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	5,981

KRW	3,007,000,000	—	7/11/16	4.035%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(69,591)

KRW	1,808,000,000	—	4/21/16	4.12%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(46,008)

KRW	3,456,929,000	—	8/2/16	3 month KRW-
				CD-KSDA-
				BLOOMBERG	3.845%	54,023

SEK	3,620,000	—	9/9/21	2.65%	3 month SEK-
					STIBOR-SIDE	(7,785)

JPMorgan Chase Bank, N.A.
	$7,717,700	—	3/9/26	3 month USD-
				LIBOR-BBA	4.07%	1,584,454

	28,600,000 E	—	3/21/13	1.1685%	3 month USD-
					LIBOR-BBA	(163,306)

	23,700,000 E	—	3/22/13	1.185%	3 month USD-
					LIBOR-BBA	(139,356)

	13,582,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.51375%	(16,067)

	15,401,000	—	9/27/13	3 month USD-
				LIBOR-BBA	0.5175%	(16,980)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$3,985,000	$(133,498)	9/8/41	3 month USD-
			LIBOR-BBA	4.0275%	$991,343

2,261,000	—	7/14/16	3 month USD-
			LIBOR-BBA	1.8325%	74,778

5,031,000	—	7/19/21	3.074%	3 month USD-
				LIBOR-BBA	(478,270)

3,618,000	—	9/29/21	3 month USD-
			LIBOR-BBA	2.18%	24,316

1,530,000	—	9/30/21	3 month USD-
			LIBOR-BBA	2.203%	13,404

2,895,000	—	10/3/21	3 month USD-
			LIBOR-BBA	2.184%	19,454

6,074,000	—	10/4/13	3 month USD-
			LIBOR-BBA	0.58%	257

51,751,400	72,533	8/3/15	1.23%	3 month USD-
				LIBOR-BBA	(575,918)

1,138,000	—	8/8/41	3.466%	3 month USD-
				LIBOR-BBA	(189,532)

683,000	—	8/8/41	3.4275%	3 month USD-
				LIBOR-BBA	(108,202)

479,000	—	8/9/41	3.485%	3 month USD-
				LIBOR-BBA	(81,657)

3,593,000	—	8/23/21	2.243%	3 month USD-
				LIBOR-BBA	(55,438)

3,561,000	—	8/23/41	3 month USD-
			LIBOR-BBA	3.088%	304,897

15,050,000	—	8/23/13	3 month USD-
			LIBOR-BBA	0.485%	(20,668)

1,228,000	—	8/30/21	3 month USD-
			LIBOR-BBA	2.4225%	38,480

17,009,400	—	8/31/13	3 month USD-
			LIBOR-BBA	0.5%	(19,940)

19,608,000	1,228,931	7/26/21	4.46%	3 month USD-
				LIBOR-BBA	(3,136,827)

19,608,000	1,231,382	7/26/21	4.525%	3 month USD-
				LIBOR-BBA	(3,252,169)

29,412,000	1,861,265	7/27/21	4.745%	3 month USD-
				LIBOR-BBA	(5,460,069)

1,435,000	—	9/2/41	3 month USD-
			LIBOR-BBA	3.187%	151,757

6,472,000	—	9/14/21	3 month USD-
			LIBOR-BBA	2.124%	17,611

5,720,000	—	9/14/21	2.1575%	3 month USD-
				LIBOR-BBA	(33,215)

282,000	—	9/15/41	2.984%	3 month USD-
				LIBOR-BBA	(17,490)

1,505,000	—	9/19/21	3 month USD-
			LIBOR-BBA	2.266%	23,175

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$1,368,000	$—	9/19/16	3 month USD-
				LIBOR-BBA	1.231%	$(791)

CAD	2,962,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	6,128

CAD	4,752,000	—	9/21/21	3 month CAD-
				BA-CDOR	2.3911%	(9,831)

CAD	2,400,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	4,965

CAD	1,125,000	—	9/27/21	3 month CAD-
				BA-CDOR	2.415%	(406)

EUR	14,930,000	—	6/13/13	1 year EUR-
				EONIA-OIS-
				COMPOUND	1.74%	378,769

EUR	14,930,000	—	6/13/13	1.9865%	3 month EUR-
					EURIBOR-
					REUTERS	(363,767)

JPY	499,000,000	—	2/22/21	1.36375%	6 month JPY-
					LIBOR-BBA	(257,035)

JPY	751,800,000	—	5/25/15	0.674375%	6 month JPY-
					LIBOR-BBA	(108,907)

JPY	749,720,000	—	9/16/15	6 month JPY-
				LIBOR-BBA	0.59125%	68,901

JPY	293,300,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	120,729

JPY	394,300,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(81,024)

JPY	163,000,000	—	9/12/21	1.02375%	6 month JPY-
					LIBOR-BBA	(2,174)

MXN	8,850,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(5,317)

MXN	11,445,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(6,801)

MXN	3,330,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	5,454

MXN	42,045,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	62,330

MXN	12,390,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	1,595

UBS, AG
AUD	3,503,000	—	9/27/21	6 month AUD-
				BBR-BBSW	4.79%	(8,490)

AUD	3,130,000	—	9/27/16	4.46%	6 month AUD-
					BBR-BBSW	2,353

CHF	15,261,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(209,356)

Total						$(9,761,532)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.
baskets	449,485	$—	7/30/12	3 month USD-	A basket (GDX)	$(1,304,484)
				LIBOR-BBA	of common stocks

Barclays Bank PLC
	$4,420,000	—	4/7/16	(2.63%)	USA Non Revised	(158,877)
					Consumer Price
					Index - Urban (CPI-U)

	1,515,472	—	1/12/40	4.50% (1 month	Synthetic MBX	(1,803)
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	2,534,520	—	1/12/41	5.00% (1 month	Synthetic MBX	(7,109)
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	148,069	—	1/12/41	4.50% (1 month	Synthetic MBX	(246)
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	1,265,961	—	1/12/41	5.00% (1 month	Synthetic MBX	(3,551)
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	238,506	—	1/12/41	4.50% (1 month	Synthetic MBX	(396)
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	263,284	—	1/12/40	5.00% (1 month	Synthetic MBX	(697)
				USD-LIBOR)	Index 5.00% 30
					year Fannie Mae
					pools

	854,957	—	1/12/40	5.00% (1 month	Synthetic MBX	(2,263)
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	619,576	—	1/12/40	5.00% (1 month	Synthetic MBX	(1,640)
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	1,376,854	—	1/12/41	5.00% (1 month	Synthetic TRS	(28,887)
				USD-LIBOR)	Index 5.00%
					30 year Ginnie
					Mae II pools

	180,605	—	1/12/40	(5.00%) 1 month	Synthetic TRS	2,490
				USD-LIBOR	Index 5.00%
					30 year Fannie Mae
					pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/11 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.
units	390	$—	4/11/12	3 month USD-	Russell 1000	$51,404
				LIBOR-BBA	Total Return Index
				minus 0.05%

	$1,405,373	—	1/12/41	5.00% (1 month	Synthetic MBX	(3,942)
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

baskets	1,162	—	4/11/12	(3 month USD-	A basket	(11,259,468)
				LIBOR-BBA plus	(CGPUTQL1)
				0.10%)	of common stocks

GBP	4,150,000	—	5/18/13	(3.38%)	GBP Non-revised	78,481
					UK Retail Price
					Index

units	25,929	—	4/11/12	3 month USD-	Russell 2000	13,718,782
				LIBOR-BBA	Total Return Index
				minus 0.05%

units	1,082	—	4/11/12	(3 month USD-	Russell 2000	593,310
				LIBOR-BBA)	Total Return Index

Credit Suisse International
	$5,185,552	—	1/12/41	4.50% (1 month	Synthetic MBX	(6,186)
				USD-LIBOR)	Index 4.50%
					30 year Ginnie
					Mae II pools

	70,114	—	1/12/40	5.00% (1 month	Synthetic TRS	(967)
				USD-LIBOR)	Index 5.00%
					30 year Fannie
					Mae pools

Goldman Sachs International
	2,530,000	—	3/1/16	2.47%	USA Non Revised	55,483
					Consumer Price
					Index - Urban (CPI-U)

	1,897,500	—	3/3/16	2.45%	USA Non Revised	39,866
					Consumer Price
					Index - Urban (CPI-U)

JPMorgan Chase Bank, N.A.
shares	966,887	—	10/20/11	(3 month USD-	iShares MSCI	(11,494,998)
				LIBOR-BBA plus	Emerging Markets
				5 bp)	Index

Total						$(9,735,698)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/11

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty /		received		Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

Barclays Bank PLC
DJ CDX NA HY Series
17 Version 1 Index	B+	$90,128		$955,000	12/20/16	500 bp	$(25,506)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(10,504)		1,180,000	12/20/19	(100 bp)	186,921

DJ CDX NA HY Series
17 Version 1 Index	B+	3,145,716		31,655,000	12/20/16	500 bp	(687,177)

Deutsche Bank AG
DJ CDX NA HY Series
17 Version 1 Index	B+	5,405,505		51,481,000	12/20/16	500 bp	(827,986)

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	—	EUR	435,000	9/20/13	715 bp	45,123

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR	605,000	9/20/13	477 bp	22,963

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR	605,000	9/20/13	535 bp	32,016

Goldman Sachs International
CSC Holdings, Inc.,
7 5/8%, 7/15/18	Ba3	—		$340,000	9/20/13	495 bp	14,633

Lighthouse
International Co,
SA, 8%, 4/30/14	Ca	—	EUR	1,195,000	3/20/13	680 bp	(1,141,282)

JPMorgan Chase Bank, N.A.
DJ CDX NA HY Series
17 Version 1 Index	B+	2,063,920		$20,769,000	12/20/16	500 bp	(450,860)

Morgan Stanley Capital Services, Inc.
DJ iTraxx Europe
Crossover Series 12
Version 1	—	(40,625)	EUR	3,414,000	12/20/14	(500 bp)	175,666

Total							$(2,655,489)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2011.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$26,287,240	$21,548,828	$—

Capital goods	31,390,499	18,873,636	51,274

Communication services	29,198,664	12,028,916	—

Conglomerates	6,656,849	2,592,350	—

Consumer cyclicals	68,413,490	25,371,997	693

Consumer staples	51,051,429	23,720,836	—

Energy	56,027,345	20,010,164	—

Financials	74,406,662	47,348,180	—

Health care	67,881,573	18,672,621	—

Technology	87,446,836	14,338,705	—

Transportation	3,884,275	5,829,209	—

Utilities and power	17,377,068	8,868,485	—

Total common stocks	520,021,930	219,203,927	51,967

Asset-backed securities	—	19,367,600	—

Commodity linked notes	—	20,317,941	—

Convertible bonds and notes	—	424,203	—

Convertible preferred stocks	—	726,855	—

Corporate bonds and notes	—	175,429,488	172,119

Foreign government bonds and notes	—	11,597,961	—

Investment companies	50,800,608	—	—

Mortgage-backed securities	—	50,510,835	—

Municipal bonds and notes	—	206,924	—

Preferred stocks	—	597,006	—

Purchased options outstanding	—	14,614,576	—

Senior loans	—	6,179,029	—

U.S. Government and agency mortgage obligations	—	104,544,350	—

U.S. Treasury obligations	—	493,783	—

Warrants	—	713	11,802

Short-term investments	232,267,965	230,854,326	—

Totals by level	$803,090,503	$855,069,517	$235,888

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$2,327,236	$—

Futures contracts	(15,813,719)	—	—

Written options	—	(21,198,303)	—

TBA sale commitments	—	(3,256,172)	—

Interest rate swap contracts	—	(16,396,957)	—

Total return swap contracts	—	(9,735,698)	—

Credit default contracts	—	(13,309,629)	—

Totals by level	$(15,813,719)	$(61,569,523)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/11

ASSETS

Investment in securities, at value, including $54,390,525 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,407,715,327)	$1,368,946,913
Affiliated issuers (identified cost $289,448,995) (Notes 1 and 6)	289,448,995

Cash	253,554

Foreign currency (cost $1,251,086) (Note 1)	1,203,070

Dividends, interest and other receivables	6,961,475

Receivable for shares of the fund sold	2,184,714

Receivable for investments sold	31,850,023

Receivable for sales of delayed delivery securities (Notes 1)	3,471,320

Unrealized appreciation on swap contracts (Note 1)	64,454,927

Unrealized appreciation on forward currency contracts (Note 1)	11,677,658

Premium paid on swap contracts (Note 1)	1,087,463

Total assets	1,781,540,112

LIABILITIES

Payable for variation margin (Note 1)	6,290,948

Payable for investments purchased	14,956,543

Payable for purchases of delayed delivery securities (Notes 1)	103,854,517

Payable for shares of the fund repurchased	22,172,263

Payable for compensation of Manager (Note 2)	760,096

Payable for investor servicing fees (Note 2)	225,830

Payable for custodian fees (Note 2)	143,853

Payable for Trustee compensation and expenses (Note 2)	255,939

Payable for administrative services (Note 2)	7,901

Payable for distribution fees (Note 2)	953,062

Unrealized depreciation on forward currency contracts (Note 1)	9,350,422

Written options outstanding, at value (premiums received $14,010,191) (Notes 1 and 3)	21,198,303

Premium received on swap contracts (Note 1)	18,377,028

Unrealized depreciation on swap contracts (Note 1)	86,607,646

TBA sale commitments, at value (proceeds receivable $3,275,508) (Note 1)	3,256,172

Collateral on certain derivative contracts, at value (Note 1)	1,008,163

Collateral on securities loaned, at value (Note 1)	57,181,030

Other accrued expenses	378,440

Total liabilities	346,978,156

Net assets	$1,434,561,956

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 8)	$1,833,440,991

Distributions in excess of net investment income (Note 1)	(8,012,466)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(309,276,715)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(81,589,854)

Total — Representing net assets applicable to capital shares outstanding	$1,434,561,956

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,004,060,166 divided by 93,092,768 shares)	$10.79

Offering price per class A share (100/94.25 of $10.79)*	$11.45

Net asset value and offering price per class B share ($130,729,770 divided by 12,327,951 shares)**	$10.60

Net asset value and offering price per class C share ($115,473,544 divided by 11,122,774 shares)**	$10.38

Net asset value and redemption price per class M share ($23,401,938 divided by 2,208,956 shares)	$10.59

Offering price per class M share (100/96.50 of $10.59)*	$10.97

Net asset value, offering price and redemption price per class R share
($13,214,521 divided by 1,246,149 shares)	$10.60

Net asset value, offering price and redemption price per class Y share
($147,682,017 divided by 13,573,952 shares)	$10.88

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/11

INVESTMENT INCOME

Interest (including interest income of $361,133 from investments
in affiliated issuers) (Note 6)	$25,035,756

Dividends (net of foreign tax of $897,244)	21,150,288

Securities lending (Note 1)	329,666

Total investment income	46,515,710

EXPENSES

Compensation of Manager (Note 2)	10,514,076

Investor servicing fees (Note 2)	3,619,905

Custodian fees (Note 2)	348,452

Trustee compensation and expenses (Note 2)	145,199

Administrative services (Note 2)	51,577

Distribution fees — Class A (Note 2)	3,032,207

Distribution fees — Class B (Note 2)	1,698,670

Distribution fees — Class C (Note 2)	1,394,363

Distribution fees — Class M (Note 2)	219,319

Distribution fees — Class R (Note 2)	76,097

Other	792,231

Total expenses	21,892,096

Expense reduction (Note 2)	(111,675)

Net expenses	21,780,421

Net investment income	24,735,289

Net realized gain on investments (Notes 1 and 3)	95,951,516

Net realized loss on swap contracts (Note 1)	(12,105,884)

Net realized gain on futures contracts (Note 1)	20,864,663

Net realized loss on foreign currency transactions (Note 1)	(16,461,901)

Net realized gain on written options (Notes 1 and 3)	7,572,137

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,882,052)

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the year	(175,299,317)

Net loss on investments	(81,360,838)

Net decrease in net assets resulting from operations	$(56,625,549)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/11	Year ended 9/30/10

Operations:
Net investment income	$24,735,289	$28,382,948

Net realized gain on investments
and foreign currency transactions	95,820,531	158,501,826

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(177,181,369)	(9,321,258)

Net increase (decrease) in net assets resulting
from operations	(56,625,549)	177,563,516

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(43,801,232)	(48,387,622)

Class B	(5,116,040)	(7,193,779)

Class C	(4,215,119)	(5,054,207)

Class M	(975,553)	(1,199,621)

Class R	(512,268)	(496,570)

Class Y	(6,748,213)	(10,091,298)

Increase in capital from settlement payments (Note 8)	71,106	54,004

Redemption fees (Note 1)	—	2,190

Decrease from capital share transactions (Note 4)	(125,435,755)	(172,613,693)

Total decrease in net assets	(243,358,623)	(67,417,080)

NET ASSETS

Beginning of year	1,677,920,579	1,745,337,659

End of year (including distributions in excess of net investment income of $8,012,466 and undistributed net investment income of
$29,688,227, respectively)	$1,434,561,956	$1,677,920,579

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class A
September 30, 2011	$11.72	.19	(.67)	(.48)	(.45)	—	(.45)	—	— [e,f]	$10.79	(4.52)	$1,004,060	1.14	1.53	98
September 30, 2010	11.03	.20	.98	1.18	(.49)	—	(.49)	— [e]	— [e,g]	11.72	10.98	1,160,684	1.20	1.79	116
September 30, 2009	11.30	.19	(.07)	.12	(.39)	—	(.39)	— [e]	— [e,h]	11.03	2.31	1,127,303	1.22 [i,j]	2.09 [i]	130
September 30, 2008	15.14	.28	(3.82)	(3.54)	(.16)	(.14)	(.30)	— [e]	—	11.30	(23.82)	1,338,008	1.13 [i]	2.08 [i]	113
September 30, 2007	13.32	.22	1.68	1.90	(.08)	—	(.08)	— [e]	—	15.14	14.31	1,763,893	1.14 [i]	1.52 [i]	81

Class B
September 30, 2011	$11.52	.09	(.66)	(.57)	(.35)	—	(.35)	—	— [e,f]	$10.60	(5.27)	$130,730	1.89	.77	98
September 30, 2010	10.85	.11	.97	1.08	(.41)	—	(.41)	— [e]	— [e,g]	11.52	10.18	175,341	1.95	1.03	116
September 30, 2009	11.05	.12	(.04)	.08	(.28)	—	(.28)	— [e]	— [e,h]	10.85	1.64	201,795	1.97 [i,j]	1.34 [i]	130
September 30, 2008	14.80	.17	(3.74)	(3.57)	(.04)	(.14)	(.18)	— [e]	—	11.05	(24.38)	269,312	1.88 [i]	1.30 [i]	113
September 30, 2007	13.05	.11	1.64	1.75	—	—	—	— [e]	—	14.80	13.41	432,178	1.89 [i]	.76 [i]	81

Class C
September 30, 2011	$11.29	.09	(.64)	(.55)	(.36)	—	(.36)	—	— [e,f]	$10.38	(5.22)	$115,474	1.89	.78	98
September 30, 2010	10.66	.11	.93	1.04	(.41)	—	(.41)	— [e]	— [e,g]	11.29	10.05	134,498	1.95	1.04	116
September 30, 2009	10.87	.12	(.04)	.08	(.29)	—	(.29)	— [e]	— [e,h]	10.66	1.63	134,572	1.97 [i,j]	1.34 [i]	130
September 30, 2008	14.58	.17	(3.68)	(3.51)	(.06)	(.14)	(.20)	— [e]	—	10.87	(24.37)	167,237	1.88 [i]	1.31 [i]	113
September 30, 2007	12.86	.11	1.61	1.72	— [e]	—	— [e]	— [e]	—	14.58	13.40	241,464	1.89 [i]	.77 [i]	81

Class M
September 30, 2011	$11.52	.13	(.67)	(.54)	(.39)	—	(.39)	—	— [e,f]	$10.59	(5.07)	$23,402	1.64	1.03	98
September 30, 2010	10.86	.14	.96	1.10	(.44)	—	(.44)	— [e]	— [e,g]	11.52	10.41	29,272	1.70	1.28	116
September 30, 2009	11.09	.14	(.05)	.09	(.32)	—	(.32)	— [e]	— [e,h]	10.86	1.84	29,912	1.72 [i,j]	1.58 [i]	130
September 30, 2008	14.86	.21	(3.75)	(3.54)	(.09)	(.14)	(.23)	— [e]	—	11.09	(24.15)	37,313	1.63 [i]	1.57 [i]	113
September 30, 2007	13.09	.14	1.65	1.79	(.02)	—	(.02)	— [e]	—	14.86	13.65	50,657	1.64 [i]	1.00 [i]	81

Class R
September 30, 2011	$11.53	.16	(.66)	(.50)	(.43)	—	(.43)	—	— [e,f]	$10.60	(4.79)	$13,215	1.39	1.29	98
September 30, 2010	10.88	.17	.95	1.12	(.47)	—	(.47)	— [e]	— [e,g]	11.53	10.60	13,669	1.45	1.54	116
September 30, 2009	11.16	.17	(.08)	.09	(.37)	—	(.37)	— [e]	— [e,h]	10.88	1.97	10,844	1.47 [i,j]	1.85 [i]	130
September 30, 2008	14.96	.25	(3.80)	(3.55)	(.11)	(.14)	(.25)	— [e]	—	11.16	(24.08)	8,950	1.38 [i]	1.88 [i]	113
September 30, 2007	13.18	.18	1.66	1.84	(.06)	—	(.06)	— [e]	—	14.96	14.00	7,447	1.39 [i]	1.28 [i]	81

Class Y
September 30, 2011	$11.82	.22	(.68)	(.46)	(.48)	—	(.48)	—	— [e,f]	$10.88	(4.33)	$147,682.89		1.79	98
September 30, 2010	11.12	.23	.98	1.21	(.51)	—	(.51)	— [e]	— [e,g]	11.82	11.24	164,457.95		2.02	116
September 30, 2009	11.42	.22	(.09)	.13	(.43)	—	(.43)	— [e]	— [e,h]	11.12	2.43	240,911	.97 [i,j]	2.41 [i]	130
September 30, 2008	15.28	.32	(3.85)	(3.53)	(.19)	(.14)	(.33)	— [e]	—	11.42	(23.55)	166,154	.88 [i]	2.30 [i]	113
September 30, 2007	13.44	.26	1.69	1.95	(.11)	—	(.11)	— [e]	—	15.28	14.55	217,314	.89 [i]	1.75 [i]	81

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

116	117

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Portfolio turnover excludes dollar roll transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 8).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.07%

September 30, 2008	0.02

September 30, 2007	0.01

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/11

Note 1: Significant accounting policies

Putnam Dynamic Asset Allocation Growth Fund (the fund) (which will change its name from Putnam Asset Allocation: Growth Portfolio effective November 30, 2011), is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing mainly in a diversified portfolio of equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. Effective August 2, 2010 this redemption fee no longer applied to shares redeemed.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2010 through September 30, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

G) Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates, to hedge prepayment risk, to equitize cash and to manage exposure to market risk. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

H) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the returns on securities owned and to enhance the return on a security owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $246,600,000 on purchased options contracts for the reporting period.

I) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $746,800,000 on forward currency contracts for the reporting period.

J) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets/countries and to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $210,500,000 on total return swap contracts for the reporting period.

K) Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,389,200,000 on interest rate swap contracts for the reporting period.

L) Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

M) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $12,969,112 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $57,085,030 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $52,098,137.

N) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

O) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

P) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

Q) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $54,390,525 and the fund received cash collateral of $57,181,030.

R) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

S) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

T) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2011, the fund had a capital loss carryover of $318,127,438 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$271,648,791	September 30, 2017

46,478,647	September 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2012 $17,724,551 of losses recognized during the period from November 1, 2010 to September 30, 2011.

U) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, unrealized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,067,557 to increase distributions in excess of net investment income and $62,418 to increase paid-in-capital, with a decrease to accumulated net realized losses of $1,005,139.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$98,132,003
Unrealized depreciation	(143,658,541)

Net unrealized depreciation	(45,526,538)
Capital loss carryforward	(318,127,438)
Post-October loss	(17,724,551)
Cost for federal income tax purposes	$1,703,922,446

V) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion,
0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $6,731 under the expense offset arrangements and by $104,944 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,229, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $271,202 and $3,561 from the sale of class A and class M shares, respectively, and received $146,939 and $5,180 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $331 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,276,909,302 and $1,414,254,998, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written swap	Written equity	Written equity
		option contract	option premiums	option contract	option premiums
		amounts	received	amounts	received

Written options	USD	339,030,960	$18,384,813	—	$—
outstanding at the	CHF	—	$—	—	$—
beginning of the
reporting period

Options	USD	385,089,355	16,074,543	1,116,610	1,272,935
opened	CHF	53,600,000	58,519	—	—

Options	USD	(325,277,371)	(16,480,677)	—	—
exercised	CHF	—	—	—	—

Options	USD	—	—	—	—
expired	CHF	—	—	—	—

Options	USD	(101,448,600)	(3,986,477)	(1,116,610)	(1,272,935)
closed	CHF	(40,200,000)	(40,530)	—	—

Written options	USD	297,394,344	$13,992,202	—	$—
outstanding at the	CHF	13,400,000	$17,989	—	$—
end of the
reporting period

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/11		Year ended 9/30/10

Class A	Shares	Amount	Shares	Amount

Shares sold	10,369,246	$129,070,996	14,449,094	$163,202,063

Shares issued in connection with
reinvestment of distributions	3,413,788	41,375,107	4,262,106	46,456,956

	13,783,034	170,446,103	18,711,200	209,659,019

Shares repurchased	(19,762,973)	(246,131,232)	(21,833,792)	(245,831,755)

Net decrease	(5,979,939)	$(75,685,129)	(3,122,592)	$(36,172,736)

	Year ended 9/30/11		Year ended 9/30/10

Class B	Shares	Amount	Shares	Amount

Shares sold	1,091,020	$13,377,521	1,559,072	$17,363,726

Shares issued in connection with
reinvestment of distributions	400,244	4,794,919	644,681	6,943,215

	1,491,264	18,172,440	2,203,753	24,306,941

Shares repurchased	(4,389,684)	(53,907,484)	(5,577,448)	(61,985,185)

Net decrease	(2,898,420)	$(35,735,044)	(3,373,695)	$(37,678,244)

	Year ended 9/30/11		Year ended 9/30/10

Class C	Shares	Amount	Shares	Amount

Shares sold	1,525,962	$18,353,737	1,887,618	$20,593,138

Shares issued in connection with
reinvestment of distributions	311,665	3,655,835	412,343	4,358,469

	1,837,627	22,009,572	2,299,961	24,951,607

Shares repurchased	(2,623,691)	(31,460,687)	(3,017,773)	(32,686,748)

Net decrease	(786,064)	$(9,451,115)	(717,812)	$(7,735,141)

	Year ended 9/30/11		Year ended 9/30/10

Class M	Shares	Amount	Shares	Amount

Shares sold	196,901	$2,412,124	270,585	$3,020,114

Shares issued in connection with
reinvestment of distributions	79,829	953,962	107,177	1,152,158

	276,730	3,366,086	377,762	4,172,272

Shares repurchased	(609,890)	(7,509,687)	(590,524)	(6,512,217)

Net decrease	(333,160)	$(4,143,601)	(212,762)	$(2,339,945)

	Year ended 9/30/11		Year ended 9/30/10

Class R	Shares	Amount	Shares	Amount

Shares sold	314,223	$3,829,557	493,166	$5,459,249

Shares issued in connection with
reinvestment of distributions	42,757	510,517	46,175	496,383

	356,980	4,340,074	539,341	5,955,632

Shares repurchased	(296,052)	(3,653,772)	(350,700)	(3,881,158)

Net increase	60,928	$686,302	188,641	$2,074,474

	Year ended 9/30/11		Year ended 9/30/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,289,430	$66,460,901	5,953,053	$67,303,803

Shares issued in connection with
reinvestment of distributions	545,903	6,660,012	910,590	9,989,168

	5,835,333	73,120,913	6,863,643	77,292,971

Shares repurchased	(6,178,232)	(74,228,081)	(14,604,719)	(168,055,072)

Net decrease	(342,899)	$(1,107,168)	(7,741,076)	$(90,762,101)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$528,451	Payables	$13,838,080

Foreign exchange
contracts	Receivables	11,677,658	Payables	9,350,422

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
	appreciation/		appreciation/
Equity contracts	(depreciation)	23,087,461*	(depreciation)	50,275,224*

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
	appreciation/		appreciation/
Interest rate contracts	(depreciation)	67,280,116*	(depreciation)	88,609,939*

Total		$102,573,686		$162,073,665

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$2,587,431	$2,587,431

Foreign exchange
contracts	—	—	—	(16,025,940)	—	$(16,025,940)

Equity contracts	111,661	(207,401)	26,195,955	—	13,287,664	$39,387,879

Interest rate contracts	4,585,888	—	(5,331,292)	—	(27,980,979)	$(28,726,383)

Total	$4,697,549	$(207,401)	$20,864,663	$(16,025,940)	$(12,105,884)	$(2,777,013)

† For the reporting period, the transaction volume for warrants was minimal.

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(3,100,974)	$(3,100,974)

Foreign exchange
contracts	—	—	—	(1,897,238)	—	$(1,897,238)

Equity contracts	—	212,358	(25,745,226)	—	(18,614,625)	$(44,147,493)

Interest rate contracts	(3,622,022)	—	1,615,149	—	28,555,020	$26,548,147

Total	$(3,622,022)	$212,358	$(24,130,077)	$(1,897,238)	$6,839,421	$(22,597,558)

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $361,133 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,191,253,437 and $1,286,778,147, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $69,500 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $1,606 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund designated 53.26% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $27,308,950 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2011, there were 107 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Beth S. Mazor
Putnam Investment	Jameson A. Baxter, Chair	Vice President
Management, LLC	Ravi Akhoury
One Post Office Square	Barbara M. Baumann	Robert R. Leveille
Boston, MA 02109	Charles B. Curtis	Vice President and
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	John A. Hill
Putnam Investments Limited	Paul L. Joskow	Mark C. Trenchard
57–59 St James’s Street	Kenneth R. Leibler	Vice President and
London, England SW1A 1LD	Robert E. Patterson	BSA Compliance Officer
George Putnam, III
Investment Sub-Advisor	Robert L. Reynolds	Robert T. Burns
The Putnam Advisory	W. Thomas Stephens	Vice President and
Company, LLC		Chief Legal Officer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	James P. Pappas
	President	Vice President
Marketing Services
Putnam Retail Management	Jonathan S. Horwitz	Judith Cohen
One Post Office Square	Executive Vice President,	Vice President, Clerk and
Boston, MA 02109	Principal Executive	Assistant Treasurer
Officer, Treasurer and
Custodian	Compliance Liaison	Michael Higgins
State Street Bank		Vice President, Senior Associate
and Trust Company	Steven D. Krichmar	Treasurer and Assistant Clerk
Vice President and
Legal Counsel	Principal Financial Officer	Nancy E. Florek
Ropes & Gray LLP		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Independent Registered	Vice President, Assistant	Proxy Manager
Public Accounting Firm	Treasurer and Principal
PricewaterhouseCoopers LLP	Accounting Officer	Susan G. Malloy
Vice President and
Assistant Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN058
270327 11/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2011	$232,703	$--	$24,007	$ —
September 30, 2010	$225,476	$--	$26,126	$2,271*

*	Includes fees of $2,271 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended September 30, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2011and September 30, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $413,099 and $428,050 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2011	$ —	$112,505	$ —	$ —

September 30, 2010	$ —	$243,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 29, 2011